EXHIBIT 99.2

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders of

Spirit Realty Capital, Inc.

We have audited the accompanying consolidated balance sheets of Spirit Realty Capital, Inc. as of December 31, 2012 and 2011, and the related consolidated statements of operations, comprehensive loss, stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2012. Our audits also included the financial statement schedules listed in the accompanying index to financial statements. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company at December 31, 2012 and 2011, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedules referred to above, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 11 to the consolidated financial statements, the Company reclassified the current and prior period results of operations related to assets sold or classified as held for sale during the year ended December 31, 2012 in accordance with ASC 205-20, Discontinued Operations.

/s/ Ernst & Young LLP

Phoenix, Arizona

March 5, 2013, except for the Consolidated Statements of Operations, Note 11 “Discontinued Operations”, and Note 14 “Loss Per Share” as to which the date is August 12, 2013

SPIRIT REALTY CAPITAL, INC.

Consolidated Balance Sheets

(In Thousands, Except Share and Per Share Data)

	December 31, 2012	December 31, 2011
Assets
Investments:
Real estate investments:
Land and improvements	$1,328,437	$1,297,020
Buildings and improvements	2,036,987	1,975,708

Total real estate investments	3,365,424	3,272,728
Less: accumulated depreciation	(490,938)	(405,426)

	2,874,486	2,867,302
Loans receivable, net	51,862	65,477
Intangible lease assets, net	187,362	204,696
Real estate assets held for sale, net	5,898	9,634

Net investments	3,119,608	3,147,109
Cash and cash equivalents	73,568	49,536
Deferred costs and other assets, net	54,501	34,916

Total assets	$3,247,677	$3,231,561

Liabilities and stockholders’ equity
Liabilities:
Term note payable, net	$—	$725,735
Mortgages and notes payable, net	1,894,878	1,901,411
Intangible lease liabilities, net	45,603	46,221
Accounts payable, accrued expenses and other liabilities	53,753	31,834

Total liabilities	1,994,234	2,705,201
Commitments and contingencies (see Note 8)
Stockholders’ equity:
Series A Cumulative Preferred Stock, $0.01 par value per share, 20 million shares authorized, zero and 125 shares issued and outstanding at December 31, 2012 and 2011, respectively	—	84
Common stock, $0.01 par value per share, 100 million shares authorized, 84,851,515 and 25,863,976 shares issued and outstanding at December 31, 2012 and December 31, 2011, respectively	849	259
Capital in excess of par value	1,828,399	1,004,065
Accumulated deficit	(575,034)	(470,496)
Accumulated other comprehensive loss	(771)	(7,552)

Total stockholders’ equity	1,253,443	526,360

Total liabilities and stockholders’ equity	$3,247,677	$3,231,561

See accompanying notes.

SPIRIT REALTY CAPITAL, INC.

Consolidated Statements of Operations

(In Thousands, Except Share and Per Share Data)

	Year Ended December 31,
	2012	2011	2010
Revenues:
Rentals	$268,696	$257,752	$257,201
Interest income on loans receivable	5,696	6,772	9,572
Interest income and other	852	786	14,473

Total revenues	275,244	265,310	281,246
Expenses:
General and administrative	36,263	27,713	19,583
Litigation	—	151	22,282
Property costs	5,176	4,693	2,631
Real estate acquisition costs	1,054	553	—
Interest	156,220	169,343	172,500
Depreciation and amortization	105,776	103,970	104,201
Impairments	8,918	5,646	20,290

Total expenses	313,407	312,069	341,487
Loss from continuing operations before other income (expense) and income tax expense (benefit)	(38,163)	(46,759)	(60,241)
Other income (expense):
Loss on debt extinguishment	(32,522)	—	—
Gain on debt repurchases	—	—	9,455
Loss on sale of loans receivable	—	—	(12,565)

Total other income (expense)	(32,522)	—	(3,110)

Loss from continuing operations before income tax expense (benefit)	(70,685)	(46,759)	(63,351)
Income tax expense (benefit)	504	(60)	239

Loss from continuing operations	(71,189)	(46,699)	(63,590)

Discontinued operations:
Loss from discontinued operations	(1,695)	(14,428)	(22,556)
Net loss on dispositions of assets	(3,349)	(2,736)	(391)

Loss from discontinued operations	(5,044)	(17,164)	(22,947)

Net loss	(76,233)	(63,863)	(86,537)
Less: distributions paid to preferred stockholders	(63)	(16)	(15)

Net loss attributable to common stockholders	$(76,296)	$(63,879)	$(86,552)

Net loss per share of common stock—basic and diluted
Continuing operations	$(1.73)	$(1.81)	$(2.46)
Discontinued operations	(0.12)	(0.66)	(0.89)

Net loss	$(1.85)	$(2.47)	$(3.35)

Weighted average number of shares of common stock outstanding:
Basic and diluted	41,277,353	25,863,976	25,863,976

See accompanying notes.

SPIRIT REALTY CAPITAL, INC.

Consolidated Statements of Comprehensive Loss

(In Thousands)

	Year Ended December 31,
	2012	2011	2010
Net loss	$(76,233)	$(63,863)	$(86,537)
Other comprehensive income (loss):
Change in net unrealized (losses) gains on cash flow hedges	(902)	(816)	225
Net cash flow hedge losses reclassified to operations	7,683	4,823	6,749

Total comprehensive loss	$(69,452)	$(59,856)	$(79,563)

See accompanying notes.

SPIRIT REALTY CAPITAL, INC.

Consolidated Statements of Stockholders’ Equity

(In Thousands, Except Share Data)

	Series A Cumulative Preferred Shares	Series A Cumulative Preferred Value	Common Shares	Common Stock Par Value	Capital in Excess of Par Value	Accumulated Deficit	Accumulated Other Comprehensive Loss	Total Stockholders’ Equity
Balances, December 31, 2009	125	$84	25,863,976	$259	$1,004,171	$(316,302)	$(18,533)	$669,679
Net loss	—	—	—	—	—	(86,537)	—	(86,537)
Other comprehensive income	—	—	—	—	—	—	6,974	6,974
Dividends paid on preferred stock	—	—	—	—	—	(15)	—	(15)

Balances, December 31, 2010	125	84	25,863,976	259	1,004,171	$(402,854)	(11,559)	590,101
Net loss	—	—	—	—	—	(63,863)	—	(63,863)
Other comprehensive income	—	—	—	—	—	—	4,007	4,007
Dividends declared or paid to equity owners	—	—	—	—	(106)	(3,763)	—	(3,869)
Dividends paid on preferred stock	—	—	—	—	—	(16)	—	(16)

Balances, December 31, 2011	125	84	25,863,976	259	1,004,065	(470,496)	(7,552)	526,360
Net loss	—	—	—	—	—	(76,233)	—	(76,233)
Other comprehensive income	—	—	—	—	—	—	6,781	6,781
Issuance of common stock	—	—	33,350,000	334	454,980	—	—	455,314
Issuance of common stock for TLC debt conversion	—	—	24,245,278	242	363,437	—	—	363,679
Issuance of restricted common stock	—	—	1,392,261	14	(14)	—	—	—
Preferred stock redemption	(125)	(84)	—	—	—	(55)	—	(139)
Dividends declared on common stock	—	—	—	—	—	(28,242)	—	(28,242)
Stock-based compensation expense	—	—	—	—	5,931	—	—	5,931
Dividends paid on preferred stock	—	—	—	—	—	(8)	—	(8)

Balances, December 31, 2012	—	$—	84,851,515	$849	$1,828,399	$(575,034)	$(771)	$1,253,443

See accompanying notes.

SPIRIT REALTY CAPITAL, INC.

Consolidated Statements of Cash Flows

(In Thousands)

	Year Ended December 31,
	2012	2011	2010
Operating activities
Net loss	$(76,233)	$(63,863)	$(86,537)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	112,100	111,870	113,648
Impairments	13,552	22,232	44,753
Amortization of deferred financing costs	2,819	4,198	4,728
Amortization of interest rate hedge losses and other derivative losses	11,465	5,828	6,749
Amortization of debt discounts	10,900	14,605	10,112
Stock-based compensation	5,931	—	—
Loss on debt extinguishment	32,522	—	—
Gain on debt repurchases	—	—	(9,455)
Losses on dispositions of real estate and other assets, net	3,529	2,736	12,956
Non-cash revenue	(3,283)	(2,333)	(2,336)
Other	216	(140)	—
Changes in operating assets and liabilities:
Accounts receivable and other assets	418	(42)	(2,683)
Accounts payable, accrued expenses and other liabilities	(2,163)	(664)	(2,538)

Net cash provided by operating activities	111,773	94,427	89,397
Investing activities
Acquisitions/improvements of real estate	(163,779)	(36,643)	—
Investments in loans receivable	(3,743)	—	(3,682)
Collections of principal on loans receivable	17,343	4,828	7,116
Proceeds from dispositions of real estate and other assets	45,998	15,215	65,401
Transfers of sale proceeds and loan principal collection (to) from restricted account	(5,133)	(7,084)	1,358

Net cash (used in) provided by investing activities	(109,314)	(23,684)	70,193
Financing activities
Borrowings under mortgages and notes payable	44,210	11,400	—
Repayments under mortgages and notes payable	(46,929)	(38,565)	(92,330)
Repurchases of Term Note payable	(398,983)	(70,000)	(43,553)
Deferred financing costs and call premiums paid	(3,436)	(6,999)	(1,217)
Proceeds from issuance of common stock, net of underwriter commissions and offering costs paid of ($43,135 )	457,115	—	—
Deferred offering costs paid	—	(1,509)	—
Consent fees paid to lenders	(10,672)	—	—
Redemption of preferred stock	(139)	—	—
Distributions paid to equity owners	(8)	(3,885)	(15)
Transfers (to) from escrow deposits with lenders	(19,585)	10	794

Net cash provided by (used in) financing activities	21,573	(109,548)	(136,321)

Net increase (decrease) in cash and cash equivalents	24,032	(38,805)	23,269
Cash and cash equivalents, beginning of period	49,536	88,341	65,072

Cash and cash equivalents, end of period	$73,568	$49,536	$88,341

See accompanying notes.

SPIRIT REALTY CAPITAL, INC.

Notes to Consolidated Financial Statements

December 31, 2012

1. Organization and Summary of Significant Accounting Policies:

Company Organization and Operations

Spirit Realty Capital, Inc. is a Maryland corporation incorporated on August 14, 2003. References in this annual report to “Spirit Realty Capital,” the “Company,” “we,” “our,” and “us” are to Spirit Realty Capital, Inc. The Company became a public company in December 2004 and was subsequently taken private in August 2007 by a consortium of private investors. On September 10, 2012, the Company paid a stock dividend (that is treated akin to a stock split for accounting purposes) to existing stockholders of the 200 shares of common stock of the Company whereby the existing stockholders received a stock dividend of 129,318.88 shares of common stock for each share of common stock of the Company. All references in the audited consolidated financial statements to the number of shares of common stock and related per share amounts retroactively reflect the effect of the stock dividend for all periods presented.

On September 25, 2012, the Company completed its initial public offering (the “IPO”) of 29.0 million shares of common stock. On October 1, 2012, the underwriters exercised their option to purchase additional shares in full and the Company issued an additional 4.4 million shares.

Concurrently with the completion of the IPO, the Company issued shares of its common stock to extinguish $330 million of the Term Note indebtedness (the “TLC debt conversion”) (see Note 4). In addition, equity awards in the form of restricted stock were granted to certain directors, executive officers and other employees of the Company (see Note 13).

The Company’s operations are carried out through its operating partnership, Spirit Realty, L.P. (the “Operating Partnership”), which is a Delaware limited partnership. Spirit General OP Holdings, LLC, one of the Company’s wholly-owned subsidiaries, is the sole general partner and owns 1.0% of the Operating Partnership. The Company is the sole limited partner and owns the remaining 99.0% of the Operating Partnership. Although the Operating Partnership is wholly-owned directly and indirectly by the Company, in the future, the Company could agree to issue equity interests in the Operating Partnership to third parties in exchange for property owned by such third parties. In general, any equity interests of the Operating Partnership issued to third parties would be exchangeable for cash or, at the Company’s election, shares of its common stock at specified ratios set when equity interests in the Operating Partnership are issued.

The Company is a self-administered and self-managed real estate investment trust (“REIT”) that primarily invests in single-tenant, operationally essential real estate throughout the United States that is leased on a long-term, triple-net basis primarily to tenants engaged in retail, service, and distribution industries. Single-tenant, operationally essential real estate consists of properties that are generally free-standing, commercial real estate facilities where the Company’s tenants conduct retail, distribution, or service activities that are essential to the generation of their sales and profits. Under a triple-net lease the tenant is typically responsible for all improvements and is contractually obligated to pay all property operating expenses, such as insurance, real estate taxes, and repair and maintenance costs. In support of its primary business of owning and leasing real estate, the Company has also strategically originated or acquired long-term, commercial mortgage and equipment loans to provide a range of financing solutions to its tenants.

Basis of Accounting and Principles of Consolidation

The accompanying consolidated financial statements of Spirit Realty Capital and consolidated subsidiaries have been prepared on the accrual basis of accounting, in accordance with accounting principles generally accepted in the United States (“GAAP”). The consolidated financial statements include the accounts of Spirit Realty Capital and its wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

Spirit Realty Capital has formed numerous special purpose entities to acquire and hold real estate subject to mortgage notes payable (see Note 4). As a result, the vast majority of the Company’s consolidated assets are held in these wholly-owned special purpose entities and are subject to debt. Each special purpose entity is a separate legal entity and is the sole owner of its assets and responsible for its liabilities. The assets of the special purpose entities are not available to pay, or otherwise satisfy obligations to, the creditors of any owner or affiliate of the special purpose entity. At December 31, 2012 and 2011, assets totaling $3.0 billion and $3.1 billion, respectively, were held, and liabilities totaling $2.0 billion and $1.9 billion, respectively, were owed by these special purpose entities and are included in the accompanying consolidated balance sheets.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Although management believes its estimates are reasonable, actual results could differ from those estimates.

Reclassifications

Certain reclassifications have been made to prior period balances to conform to the current period presentation.

Segment Reporting

Accounting Standards Codification Topic 280, Segment Reporting (ASC 280), established standards for the manner in which public enterprises report information about operating segments. The Company views its operations as one segment, which consists of triple-net leasing operations. The Company has no other reportable segments.

Real Estate Investments

Carrying Value of Real Estate Investments - The Company’s real estate properties are recorded at cost and depreciated using the straight-line method over the estimated remaining useful lives of the properties, which generally range from 20 to 50 years for buildings and improvements and is 15 years for land improvements. Portfolio assets classified as “held for sale” are not depreciated. The Company allocates the purchase price of real estate properties to the tangible and intangible assets and liabilities acquired based on their estimated fair values. In making estimates of fair values for this purpose, management uses a number of sources, including independent appraisals and information obtained about each property as a result of its pre-acquisition due diligence and its marketing and leasing activities. Properties classified as “held for sale” are recorded at the lower of their carrying value or their fair value, less anticipated selling costs.

Purchase Accounting and Acquisition of Real Estate - When acquiring a property for investment purposes, Spirit allocates the purchase price (including acquisition and closing costs) to land, building, improvements and equipment based on their relative fair values. For properties acquired with in-place leases, Spirit allocates the purchase price of real estate to the tangible and intangible assets and liabilities acquired based on their estimated fair values. Transaction costs related to these acquisitions are expensed in the period incurred. In making estimates of fair values for this purpose, Spirit uses a number of sources, including independent appraisals and information obtained about each property as a result of Spirit’s pre-acquisition due diligence and its marketing and leasing activities.

Lease Intangibles - Lease intangibles, if any, acquired in conjunction with the purchase of real estate represent the value of in-place leases and above- or below-market leases. For real estate acquired subject to existing lease agreements, in-place lease intangibles are valued based on management’s estimates of costs related to tenant acquisition and the carrying costs that would be incurred during the time it would take to locate a tenant if the property were vacant, taking into consideration current market conditions and costs to execute similar leases at the time of the acquisition, and are amortized on a straight-line basis over the remaining initial term of the related lease and included in amortization expense. Above- and below-market lease intangibles are recorded based on the present value of the difference between the contractual amounts to be paid pursuant to the leases at the time of acquisition of the real estate and management’s estimate of current market lease rates for the property, measured over a period equal to the remaining initial term of the lease. Capitalized above-market lease intangibles are amortized over the remaining initial terms of the respective leases as a decrease to rental revenue. Below-market lease intangibles are amortized as an increase in rental revenue over the remaining initial terms of the respective leases plus any fixed-rate renewal periods on those leases. Should a lease terminate early, the unamortized portion of any related lease intangibles is immediately recognized in the Company’s consolidated statements of operations.

Impairment - The Company reviews its real estate investments and related lease intangibles periodically for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. We consider factors such as expected future undiscounted cash flows, estimated residual value, market trends (such as the effects of leasing demand and competition) and other factors in making this assessment. An asset is considered impaired if its carrying value exceeds its estimated undiscounted cash flows and the impairment is calculated as the amount by which the carrying value of the asset exceeds its estimated fair value. Estimating future cash flows and fair values are highly subjective and such estimates could differ materially from actual results. Key assumptions used in estimating future cash flows and fair values include, but are not limited to, revenue growth rates, interest rates, discount rates, capitalization rates, lease renewal probabilities, tenant vacancy rates and other factors.

Revenue Recognition - The Company leases real estate to its tenants under long-term, triple-net leases that are classified as operating leases. Lease origination fees are deferred and amortized over the related lease term as an adjustment to rental revenue. Under a triple-net lease, the tenant is typically responsible for all improvements and is contractually obligated to pay all property operating expenses, such as real estate taxes, insurance premiums and repair and maintenance costs. Accordingly, the accompanying consolidated statements of operations do not reflect these tenant-funded costs.

The Company’s leases generally provide for rent escalations throughout the lease terms. For leases that provide for specific contractual escalations, rental revenue is recognized on a straight-line basis so as to produce a constant periodic rent over the term of the lease. Accordingly, accrued rental revenue, calculated as the aggregate difference between the rental revenue recognized on a straight-line basis and scheduled rents, represents unbilled rent receivables that the Company will receive only if the tenants make all rent payments required through the expiration of the initial term of the leases. The accrued rental revenue representing this straight-line adjustment is subject to an evaluation for collectability, and the Company records a provision for losses against rental revenues if collectability of these future rents is not reasonably assured. Leases that have contingent rent escalators indexed to future increases in the Consumer Price Index (“CPI”) may adjust over a one-year period or over multiple-year periods. Generally, these escalators increase rent at the lesser of (a) 1 to 1.25 times the increase in the CPI over a specified period or (b) a fixed percentage. Because of the volatility and uncertainty with respect to future changes in the CPI, the Company’s inability to determine the extent to which any specific future change in the CPI is probable at each rent adjustment date during the entire term of these leases and the Company’s view that the multiplier does not represent a significant leverage factor, rental revenue from leases with this type of escalator are recognized only after the changes in the rental rates have occurred.

Some of the Company’s leases also provide for contingent rent based on a percentage of the tenant’s gross sales. For contingent rentals that are based on a percentage of the tenant’s gross sales, the Company recognizes contingent rental revenue when the change in the factor on which the contingent lease payment is based actually occurs.

The Company suspends revenue recognition if the collectability of amounts due pursuant to a lease is not reasonably assured or if the tenant’s monthly lease payments become more than 60 days past due, whichever is earlier.

Lease termination fees are included in “interest income and other” on the Company’s consolidated statements of operations and are recognized when there is a signed termination agreement and all of the conditions of the agreement have been met and the tenant no longer occupies the property. The Company recorded lease termination fees of $0.5 million, zero and $13.9 million during the years ended December 31, 2012, 2011 and 2010, respectively.

Allowance for Doubtful Accounts - The Company reviews its rent receivables for collectability on a regular basis, taking into consideration changes in factors such as the tenant’s payment history, the financial condition of the tenant, business conditions in the industry in which the tenant operates and economic conditions in the area where the property is located. In the event that the collectability of a receivable with respect to any tenant is in doubt, a provision for uncollectible amounts will be established or a direct write-off of the specific rent receivable will be made. The Company provided for reserves for uncollectible amounts totaling $3.6 million and $5.1 million at December 31, 2012 and 2011, respectively, against accounts receivable balances of $7.6 million and $11.3 million, respectively. Uncollected accounts receivable are written off against the allowance when all possible means of collection have been exhausted. For accrued rental revenues related to the straight-line method of reporting rental revenue, the Company established a provision for losses of $15.3 million and $12.9 million at December 31, 2012 and 2011, respectively, against accrued rental revenue receivables of $22.7 million and $18.4 million, respectively, based on management’s estimates of uncollectible receivables and management’s assessment of the risks inherent in the portfolio, giving consideration to historical experience and industry default rates for long-term receivables.

Loans Receivable

The Company holds its loans receivable for long-term investment. Mortgage loans are secured by single-tenant, operationally essential real estate. Equipment loans are secured by equipment used by tenants of properties owned or financed by the Company. The loans are carried at amortized cost, including related unamortized premiums.

Revenue Recognition - Interest income on mortgage and equipment loans receivable is recognized using the effective interest method applied on a loan-by-loan basis. Direct costs associated with originating loans are offset against any related fees received and the balance, along with any premium or discount, is deferred and amortized as an adjustment to interest income over the terms of the related loans using the effective interest method. A loan is placed on nonaccrual status when the loan has become 60 days past due, or earlier if management determines that full recovery of the contractually specified payments of principal and interest is doubtful. While on nonaccrual status, interest income is recognized only when received. As of December 31, 2012, two mortgages and one note were placed on nonaccrual status and have been fully reserved.

Impairment and Provision for Loan Losses - The Company periodically evaluates the collectability of its loans receivable, including accrued interest, by analyzing the underlying property-level economics and trends, collateral value and quality, and other relevant factors in determining the adequacy of its allowance for loan losses. A loan is determined to be impaired when, in management’s judgment based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Specific allowances for loan losses are provided for impaired loans on an individual loan basis in the amount by which the carrying value exceeds the estimated fair value of the underlying collateral less disposition costs. Delinquent loans receivable are written off against the allowance when all possible means of collection have been exhausted. The allowance for loan losses was $5.1 million and $5.3 million at December 31, 2012 and 2011, respectively, which includes the effects of (recoveries) and write-offs of loans against the allowance of $(0.2) million and $1.4 million during the years ended December 31, 2012 and 2011, respectively.

Cash and Cash Equivalents

Cash and cash equivalents include cash and highly liquid investment securities with maturities at acquisition of three months or less. The Company invests cash primarily in money market funds of major financial institutions with fund investments consisting of highly-rated money market instruments and other short-term instruments.

Restricted Cash and Escrow Deposits

The Company classified restricted cash and deposits in escrow totaling $34.7 million and $10.0 million at December 31, 2012 and 2011, respectively, in deferred costs and other assets in the accompanying consolidated balance sheets. Included in the balance at December 31, 2012 was approximately $9.7 million in restricted cash deposited to secure lenders consents to the IPO. These cash balances are restricted as to use under certain of the Company’s debt agreements. In addition, the Company deposited $8.0 million in a collateral account with one of its lenders which may be applied, at the lender’s discretion, towards a reduction of the outstanding principal balance of the related loan. The Company has the right to replace this cash collateral with a letter of credit. During the fourth quarter, the Company advanced $1.1 million to a lender as additional collateral related to a note obligation, which matured in December 2012 (see Note 4).

Accounting for Derivative Financial Instruments and Hedging Activities

The Company utilizes derivative instruments such as interest rate swaps and caps for purposes of hedging exposures to fluctuations in interest rates associated with certain of its financing transactions. At the inception of a hedge transaction, the Company enters into a contractual arrangement with the hedge counterparty and formally documents the relationship between the derivative instrument and the financing transaction being hedged, as well as its risk management objective and strategy for undertaking the hedge transaction. At inception and at least quarterly thereafter, a formal assessment is performed to determine whether the derivative instrument has been highly effective in offsetting changes in cash flows of the related financing transaction and whether it is expected to be highly effective in the future.

The fair value of the derivative instrument is recorded on the balance sheet as either an asset or liability. For derivatives designated as cash flow hedges, the effective portions of the corresponding change in fair value of the derivatives are recorded in accumulated other comprehensive loss within stockholders’ equity. Changes in fair value reported in other comprehensive loss are reclassified to operations in the period in which operations are affected by the underlying hedged transaction. Any ineffective portions of the change in fair value are recognized immediately in general and administrative expense. The amounts paid or received on the hedge are recognized as adjustments to interest expense (see Note 5).

Income Taxes

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally will not be subject to federal income tax provided it continues to satisfy certain tests concerning the Company’s sources of income, the nature of its assets, the amounts distributed to its stockholders and the ownership of Company stock. Management believes the Company has qualified and will continue to qualify as a REIT and therefore, no provision has been made for federal income taxes in the accompanying consolidated financial statements. Even if the Company qualifies for taxation as a REIT, it may be subject to state and local income and franchise taxes and to federal income tax and excise tax on its undistributed income. Franchise taxes are included in general and administrative expenses on the accompanying consolidated statements of operations. Taxable income from non-REIT activities managed through the Company’s taxable REIT subsidiary is subject to federal, state, and local taxes, which are not material.

Net Income Per Common Share

Basic net income per common share is computed by dividing net income attributable to common stockholders by the weighted average number of common shares outstanding during each period. Diluted net income per common share is computed by dividing net income attributable to common stockholders for the period by the weighted average number of shares of common stock that would have been outstanding assuming the issuance of common stock for all potentially dilutive common shares outstanding during the reporting period.

Unaudited Interim Information

The consolidated quarterly financial data in Note 15 is unaudited. In the opinion of management, this financial information reflects all adjustments necessary for a fair presentation of the respective interim periods. All such adjustments are of a normal recurring nature.

2. Investments

At December 31, 2012 and 2011, the Company’s gross investment in real estate properties and loans, including real estate assets held for sale, totaled approximately $3.65 billion and $3.58 billion, respectively, representing 1,207 and 1,153, respectively, owned or financed properties that are geographically dispersed throughout 47 states. Investments in only one state, Wisconsin (at 11%), accounted for more than 10% of the total dollar amount of the Company’s investment portfolio. At December 31, 2012 and 2011, respectively, the Company’s gross investment portfolio was comprised of 1,122 and 1,064 owned properties with approximately $3.60 billion and $3.52 billion of gross investment, 85 and 89 properties securing mortgage loans receivable with aggregate carrying amounts of $40.1 million and $50.5 million, respectively and other loans receivable with aggregate carrying amounts of $11.8 million and $15.0 million, respectively.

During the years ended December 31, 2012 and 2011, the Company had the following gross real estate and loan activity (dollars in thousands):

	Number of Properties Owned or Financed	Dollar Amount of Investments (a)
Balance, December 31, 2010	1,161	$3,610,834
Acquisitions/improvements and loan originations	27	37,347
Dispositions of real estate(b)(d) (Note 11)	(33)	(37,704)
Principal payments and payoffs	(1)	(4,828)
Impairments	—	(22,520)
Loan premium amortization and other(c)	(1)	(259)

Balance, December 31, 2011	1,153	3,582,870
Acquisitions/improvements and loan originations	91	167,410
Dispositions of real estate(b) (Note 11)	(41)	(62,750)
Principal payments and payoffs	(4)	(17,343)
Impairments	—	(14,788)
Loan premium amortization and other(c)	8	(474)

Balance, December 31, 2012	1,207	$3,654,925

(a)

The dollar amount of investments includes the gross investment in land, buildings and lease intangibles, as adjusted for any impairment, related to properties owned and the carrying amount of loans receivable.

(b)	The total accumulated depreciation and amortization associated with dispositions of real estate was $10.3 million and $7.1 million for the years ended December 31, 2012 and 2011, respectively.
(c)

In 2012 and 2011, properties leased to a tenant were exchanged in a nonmonetary transaction that lacked commercial substance for other properties of equivalent value with the same tenant. As a result, the dollar amount of investments remains unchanged, while the number of properties owned has increased.

(d)	In 2011, six properties with a net book value of $11.8 million were transferred to the lender pursuant to a consensual, non-cash settlement of $12.4 million of debt (see Note 12)

The following table shows information regarding the diversification of the Company’s total investment portfolio among the different industries in which its customers operate as of December 31, 2012 and 2011 (dollars in thousands):

	December 31, 2012			December 31, 2011
	Number of Properties Owned or Financed	Dollar Amount of Investments(a)	Percentage of Total Dollar Amount of Investments	Number of Properties Owned or Financed	Dollar Amount of Investments (a)	Percentage of Total Dollar Amount of Investments
General and discount retail properties	181	$1,044,442	29%	181	$1,041,836	29%
Restaurants	569	717,902	20	553	713,379	20
Specialty retail properties	48	331,371	9	43	293,129	8
Lumber suppliers	110	257,285	7	102	257,285	7
Movie theaters	23	250,417	7	23	250,992	7
Automotive dealers, parts and service properties	102	207,561	6	107	216,019	6
Industrial suppliers	26	180,051	5	28	199,044	6
Educational properties	22	154,247	4	22	154,011	4
Recreational properties	8	117,239	3	7	116,038	3
Medical/other office properties	11	86,924	2	2	48,362	1
Supermarkets	20	73,700	2	20	73,700	2
Convenience stores/car washes	32	70,024	2	8	53,088	1
Distribution properties	37	57,207	1	39	59,432	2
Interstate travel plazas	3	40,501	1	3	40,501	1
Health clubs/gyms	5	35,859	*	5	35,859	1
Drugstores	9	22,710	*	9	22,710	*
Call centers	1	7,485	*	1	7,485	*

Total investments	1,207	$3,654,925	100%	1,153	$3,582,870	100%

(a)

The dollar amount of investments includes the gross investment in land, buildings, and lease intangibles, as adjusted for any impairment, related to properties owned and the carrying amount of loans receivable.

*	Less than 1%

Real Estate Investments

The properties that the Company owns are leased to tenants under long-term operating leases that typically include one or more renewal options. The leases are generally triple-net, which provides that the lessee is responsible for the payment of all property operating expenses, including property taxes, maintenance and repairs, and insurance costs; therefore, the Company is generally not responsible for repairs or other capital expenditures related to its properties, unless the property is not subject to a lease agreement. At December 31, 2012, 14 of the Company’s properties were vacant, not subject to a lease and were in the Company’s possession; five of these properties were held for sale. At December 31, 2011, 17 properties were vacant, not subject to a lease and were in the Company’s possession; three of these properties were held for sale.

Scheduled minimum future rentals to be received under the remaining non-cancelable term of the operating leases at December 31, 2012 (including realized rent increases occurring after January 1, 2013) are as follows (in thousands):

December 31, 2012
2013	$281,429
2014	280,111
2015	274,505
2016	271,125
2017	268,777
Thereafter	1,864,036

Total future minimum rentals	$3,239,983

Because lease renewal periods are exercisable at the option of the lessee, the preceding table presents future minimum lease payments due during the initial lease term only. In addition, the future minimum rentals do not include any contingent rentals based on a percentage of the lessees’ gross sales or lease escalations based on future changes in the CPI.

Certain of the Company’s leases contain tenant purchase options. Most of these options are at or above fair market value at the time the option is exercisable, and none of these purchase options represent bargain purchase options under GAAP.

Loans Receivable

At December 31, 2012 and 2011, the Company held a total of 81 and 83, respectively, first-priority mortgage loans (representing loans to six borrowers) that had aggregate carrying amounts of $40.1 million and $50.5 million, respectively, (including unamortized premium of $1.1 million and $1.3 million, respectively). These loans, which are secured by single-tenant commercial properties, generally provide for monthly payments of principal and interest and may provide for scheduled increases in interest rates over the term of the loans. At December 31, 2012 and 2011, the Company also held other loans aggregating $11.8 million and $15.0 million, respectively (including unamortized premium of $0.0 million and $0.1 million, respectively). These loans are secured by equipment used in the operation of certain real estate properties owned by the Company or are unsecured.

Real Estate Assets Held for Sale

The following table shows the activity in real estate assets held for sale for the years ended December 31, 2012 and 2011 (dollars in thousands):

	Number of Properties	Carrying Value
Balance, December 31, 2010	3	$2,807
Transfers from real estate investments	24	15,289
Transfers to held and used	(1)	(717)
Sales (Note 11)	(16)	(7,745)

Balance, December 31, 2011	10	9,634
Transfers from real estate investments	26	27,364
Sales (Note 11)	(29)	(31,100)

Balance, December 31, 2012	7	$5,898

Impairments

The following table summarizes total impairment losses recognized for the years ended December 31, 2012, 2011 and 2010 (in thousands):

	Year Ended December 31,
	2012	2011	2010
Real estate and intangible asset impairment	$10,923	$18,992	$37,497
Write-off of lease intangibles due to lease terminations	2,809	41	5,698
Loan receivable (recovery)/impairment	(180)	3,100	1,520
Other impairment	—	99	38

Total impairment loss – continuing and discontinued operations	$13,552	$22,232	$44,753

3. Lease Intangibles, Net

The following details lease intangible assets and liabilities, net of accumulated amortization, at December 31, 2012 and 2011 (in thousands):

	Year Ended December 31,
	2012	2011
In-place leases	$271,392	$272,854
Above-market leases	21,139	19,914
Less: accumulated amortization	(105,169)	(88,072)

Intangible lease assets, net	$187,362	$204,696

Below-market leases	$61,938	$59,581
Less: accumulated amortization	(16,335)	(13,360)

Intangible lease liabilities, net	$45,603	$46,221

In-place lease intangibles are amortized on a straight-line basis over the remaining initial term of the related lease and included in depreciation and amortization expense. Capitalized above-market lease intangibles are amortized over the remaining initial terms of the respective leases as a decrease to rental revenue. Below-market lease intangibles are amortized as an increase in rental revenue over the remaining initial terms of the respective leases plus any fixed-rate renewal periods on those leases. The amounts amortized as a net increase to rental revenue for capitalized above- and below-market leases was approximately $1.3 million and $1.4 million for the years ended December 31, 2012 and 2011, respectively. The value of in-place leases amortized to expense was $18.0 million and $18.1 million for the years ended December 31, 2012 and 2011, respectively.

Based on the balance of the intangible assets and liabilities at December 31, 2012, the net aggregate amortization expense for the next five years is expected to be as follows: $16.3 million in 2013, $15.8 million in 2014, $14.7 million in 2015, $14.4 million in 2016 and $13.9 million in 2017. The amortization of in-place leases is classified within depreciation and amortization expense, while the amortization of above- and below-market leases is classified within rental revenue. The weighted-average remaining amortization period of the lease intangibles is approximately 11.1 years.

4. Debt

Secured Revolving Credit Facility

In September 2012, the Operating Partnership entered into a secured revolving credit facility (the “credit facility”) allowing borrowings of up to $100 million and providing for a maximum additional loan commitment of $50 million, subject to the satisfaction of specified requirements and obtaining additional commitments from lenders. The amount available to borrow under the credit facility, and the Company’s ability to request issuances of letters of credit, will be subject to the Operating Partnership’s maintenance of a minimum ratio of the total value of the unencumbered properties to the outstanding credit facility obligations of 1.75:1.00. Since entering into the credit facility and as of December 31, 2012, no borrowings were outstanding under the credit facility.

The initial term expires on September 25, 2015 and may be extended for an additional 12 months subject to the satisfaction of specified requirements. The credit facility bears interest, at the Company’s option, of either (i) the “Alternate Base Rate” (as defined in the credit agreement) plus 2.50% to 3.50%; or (ii) LIBOR plus 3.50% to 4.50%, depending on our leverage ratio. As of December 31, 2012 and until the first compliance certificate is delivered and approved, interest will be determined based on the highest leverage ratio. The Company is also required to pay a quarterly fee on the unused portion of the credit facility at a rate of between 0.30% and 0.40% per annum, based on percentage thresholds for the average daily unused balance during a fiscal quarter. For the year ended December 31, 2012, the Company paid non utilization fees of $0.1 million.

As a result of entering into the credit facility, the Company incurred costs of $2.3 million which have been deferred and are included in deferred costs and other assets, net on the accompanying consolidated balance sheet. These costs are being amortized to interest expense over the remaining initial term of the credit facility.

The Company’s ability to borrow under the credit facility is subject to the Operating Partnership’s ongoing compliance with a number of customary financial covenants, including:

•

a maximum total leverage ratio (defined as consolidated debt to consolidated earnings before interest, taxes, depreciation and amortization, or consolidated EBITDA) of 8.00:1.00 through and including the first fiscal quarter of 2014, 7.75:1.00 for the next four fiscal quarters and 7.50:1.00 thereafter;

•

a minimum total fixed charge coverage ratio (defined as consolidated EBITDA to consolidated fixed charges) of 1.35:1.00 through and including the first fiscal quarter of 2014, 1.40:1.00 for the next four fiscal quarters and 1.45:1.00 thereafter;

•

a minimum total facility interest coverage ratio (defined as consolidated EBITDA less total interest expense, payments of principal on, or amounts escrowed or held with respect to, non-recourse indebtedness and maintenance-related capital expenditures to total interest expense plus amortization payments due on recourse indebtedness) of 5.00:1.00 through and including the first fiscal quarter of 2013, 6.00:1.00 from the second fiscal quarter of 2013 through and including the first fiscal quarter of 2014, 7.00:1.00 from the second fiscal quarter of 2014 through and including the first fiscal quarter of 2015 and 8:00:1.00 thereafter; and

•

a minimum consolidated tangible net worth equal to at least 80% of the Company’s consolidated tangible net worth at the completion of the IPO plus 80% of the net proceeds of any additional issuances of common stock.

As of December 31, 2012, the Company was in compliance with all financial covenants on the Credit Facility.

Pursuant to the terms of the credit facility, our distributions may not exceed the greater of (1) 100% of our funds from operations (“FFO”) as defined or (2) the amount required for us to qualify and maintain our status as a REIT. If a default or event of default occurs and is continuing, we may be precluded from making certain distributions (other than those required to allow us to qualify and maintain our status as a REIT). Spirit Realty Capital guarantees the Operating Partnership’s obligations under the credit facility and, to the extent not prohibited by applicable law, all of our assets and the Operating Partnership’s assets, other than interests in subsidiaries that are contractually prohibited from being pledged, are pledged as collateral for obligations under the credit facility.

Term Note Payable

Prior to the completion of the IPO on September 25, 2012, the Company had $729 million principal balance outstanding of a variable-rate term note payable (the “Term Note”). The Company entered into various interest rate derivative products to hedge the risk of variability in cash flows which were accounted for as cash flow hedges (see Note 5). Pursuant to an amendment to the Term Note credit agreement, the principal balance was separated into two tranches: $399 million of term loan B (“TLB”) and $330 million of term loan C (“TLC”). Pursuant to a conversion agreement (the “Conversion Agreement”) entered into in connection with the amendment to the Term Note credit agreement, holders of TLC granted the Company the option to convert the TLC into our common stock in connection with a qualifying IPO (as defined in the Conversion Agreement). In exchange for this option, the Company paid a call premium fee of $6.6 million to the TLC lenders, which was recorded as debt discount. Additionally, the share settled call option was deemed an embedded derivative and its value reflected as a debt discount and a separate derivative liability. Upon separation and at each reporting period thereafter, the derivative liability was recorded at fair value with any changes in fair value reflected in earnings.

At the completion of the IPO, the Company issued 24.2 million shares of common stock to the TLC lenders at a conversion premium of 10.2%, and used a portion of the proceeds from the IPO to repay the $399 million TLB. As a result, the Company recognized a loss on debt extinguishment of $32.5 million included in other income (expense) and non-cash charges related to the derivative instruments of $8.7 million, of which $8.1 million is reflected in general and administrative expense and $0.6 million in interest expense for the year ended December 31, 2012. The fair value of the embedded derivative liability at the completion of the IPO was $6.6 million and reclassified into stockholders’ equity.

The interest rate on the Term Note was 3.78%, effective beginning on February 1, 2012, and was reset on August 1, 2012 to 3.44%, which remained in effect until the Term Note was extinguished on September 25, 2012.

At December 31, 2011, the rate on the Term Note was 3.43%. Beginning on February 1, 2011, the variable rate was consistently based on a six-month LIBOR rate and never exceeded 3.45% during 2011.

The Company was subject to various financial and nonfinancial covenants under the Term Note, including a minimum pro forma debt service coverage ratio and a maximum pro forma leverage ratio. At December 31, 2011 and through the date of extinguishment, the Company was in compliance with the covenants under the Term Note.

Mortgages and Notes Payable

The Company’s mortgages and notes payable are summarized below (dollars in thousands):

	Year Ended December 31,
	2012 Effective Rates(a)	2012	2011
Net-lease mortgage notes payable:
Series 2005-1, Class A-1 amortizing mortgage note, 5.05%, due 2020	6.34%	$111,831	$123,364
Series 2005-1, Class A-2 interest-only mortgage note, 5.37%, due 2020	6.56	258,300	258,300
Series 2006-1, Class A amortizing mortgage note, 5.76%, balloon due 2021	6.58	245,614	252,817
Series 2007-1, Class A amortizing mortgage note, 5.74%, balloon due 2022	6.49	321,650	327,367
Secured fixed-rate amortizing mortgage notes payable:
5.90% note, balloon due 2012(b)	11.99	7,755	7,817
6.25% note, balloon due 2013(c)	N/A	—	5,090
5.40% notes, balloons due 2014	7.41	31,165	31,837
5.26%–5.62% notes, balloons due 2015	6.98-7.41	102,766	104,927
5.04%–8.39% notes, balloons due 2016	6.29-9.76	38,652	39,354
6.59% notes, balloons due 2016	7.02-7.19	564,669	573,569
5.85% note, balloon due 2017	7.18	53,414	54,194
6.17% note, balloon due 2017	7.09	143,647	145,561
6.64% note, balloon due 2017	7.44	21,595	21,896
Secured variable-rate, 1-month LIBOR + 3.25% mortgage notes, balloon due 2016(d)(e)	4.59-5.17	16,851	10,497
Secured variable-rate, 1-month LIBOR + 3.50% mortgage note, balloon due 2017(d)(e)	5.07	11,181	—
Secured variable-rate, 3-month LIBOR + 4.25% mortgage note, balloon due 2017(e)	5.86	21,428	—
Unsecured fixed-rate promissory note, 7.00%, due 2021	10.01	1,571	1,690

		1,952,089	1,958,280
Unamortized debt discount		(57,211)	(56,869)

Total mortgages and notes payable		$1,894,878	$1,901,411

(a)	The effective rates include amortization of debt discount, amortization of deferred financing costs, and related debt insurer premiums, where applicable, calculated as of December 31, 2012.
(b)

This note matured on December 1, 2012 and was borrowed by a special purpose entity owned by the Company. At the time of the maturity the special purpose entity informed the lender that it would be unable to refinance or sell the property and determined that an orderly transition of the property was required. The lender has provided the special purpose entity a notice of default and has communicated its intent to foreclose on the subject property. The default interest rate on the note is 9.90%.

(c)	This note had a scheduled maturity and balloon payment due in 2013, but was prepaid in the fourth quarter of 2012.
(d)	Maturity dates assume exercise of the Company’s two one-year extension options under the note agreements.
(e)	Variable-rate notes are hedged with an interest rate swap (see Note 5)

As of December 31, 2012, scheduled debt maturities of the Company’s mortgages and notes payable, including balloon payments, during the next five years and thereafter are as follows (in thousands):

	Scheduled Principal	Balloon Payment	Total(a)
2013	$43,517	$—	$43,517
2014	46,186	29,761	75,947
2015	47,248	96,587	143,835
2016	40,787	580,673	621,460
2017	34,634	233,547	268,181
Thereafter	115,893	675,501	791,394

	$328,265	$1,616,069	$1,944,334

Balloon payments subsequent to 2017 are as follows: $258.3 million due in 2020, $167.5 million due in 2021 and $249.7 million due in 2022.

(a)	The total excludes the note obligation of $7.8 million that was due in 2012 and referenced in footnote (b) above.

The following table summarizes interest expense on the related borrowings (in thousands):

	Year Ended December 31,
	2012	2011	2010
Interest expense – Term Note payable	$19,925	$26,631	$27,735
Interest expense – credit facility	108	—	—
Interest expense – mortgages and notes payable(a)	119,197	120,120	125,067
Interest expense – other	10	10	305
Amortization of deferred financing costs	2,819	3,599	4,728
Amortization of net losses related to interest rate swap	3,415	4,500	4,714
Amortization of debt discount(b)	10,746	14,483	9,951

Total interest expense	$156,220	$169,343	$172,500

(a)	Includes related hedge expense.
(b)

Interest expense for the first quarter of 2012 was adjusted by a $2.9 million decrease related to the amortization period utilized in 2011 for the debt discount. In the opinion of management, the impact of this adjustment is immaterial to the Company’s 2012 and 2011 results of operations.

Debt discount is amortized to interest expense using the effective interest method over the terms of the related notes. The financing costs related to the establishment of debt are deferred and amortized to interest expense using the effective interest method over the term of the related debt instrument. Unamortized financing costs totaled $3.8 million and $5.9 million at December 31, 2012 and December 31, 2011, respectively, and are included in deferred costs and other assets on the accompanying consolidated balance sheets.

In connection with the IPO, the Company sought lender consent for the IPO and other related transactions. In connection with obtaining these consents, the Company incurred consent fees, legal fees and other third-party expenses. These lender consent fees totaled $10.7 million and are recorded in debt discount and amortized to interest expense over the remaining term of the respective notes using the effective interest method. The related legal and other third-party expenses of $4.8 million were incurred during the year ended December 31, 2012 and are included in general and administrative expenses on the accompanying consolidated statements of operations. No such costs were incurred during 2011 and 2010.

5. Derivative and Hedging Activities

The Company uses interest rate derivative contracts to manage its exposure to changes in interest rates on its variable-rate debt. These derivatives are considered cash flow hedges and are recorded at fair value in accounts payable, accrued expenses and other liabilities on the accompanying consolidated balance sheets. The effective portion of changes in fair value are recorded in accumulated other comprehensive loss and subsequently reclassified to earnings when the hedged transactions affect earnings. The ineffective portion is recorded immediately in earnings in general and administrative expenses.

The Company discontinues hedge accounting if it determines that a derivative no longer meets the criteria for hedge accounting or management determines that designation of the derivative as a hedging instrument is no longer appropriate. When hedge accounting is discontinued, the Company continues to carry the derivative at its fair value on the balance sheet and records changes in fair value directly to earnings.

The Company reclassified $7.7 million, $4.8 million and $6.7 million of net cash flow hedge losses from other comprehensive loss to earnings for the years ended December 31, 2012, 2011 and 2010, respectively. Included in these amounts for the years ended December 31, 2012, 2011 and 2010, respectively, were losses of $4.0 million, $0.3 million and $2.0 million recognized in general and administrative expenses as the originally forecasted hedged transactions associated with the Term Note were no longer probable of occurring.

The net unamortized loss included in accumulated other comprehensive loss related to all derivative instruments at December 31, 2012 totaled $0.8 million. Approximately $0.4 million will be reclassified as an increase to interest expense during the next 12 months.

The Company does not enter into derivative contracts for speculative or trading purposes.

6. Income Taxes

The Company’s total current income tax expense was as follows (in thousands):

	December 31,
	2012	2011	2010
REIT state income tax	$505	$178	$239
REIT state built-in gain tax	—	(238)	—

Total current income tax expense (benefit)	$505	$(60)	$239

The Company’s deferred income tax expense and its ending balance in deferred tax assets and liabilities were immaterial at December 31, 2012, 2011 and 2010.

To the extent that the Company acquires property that has been owned by a C corporation in a transaction in which the tax basis of the property carries over, and the Company recognizes a gain on the disposition of such property during the subsequent recognition, it will be required to pay tax at the highest regular corporate tax rate to the extent of such built-in gain. During 2009, the Company sold an available-for-sale security that was subject to federal and state built-in gain tax of $3.1 million. A refund of $0.2 million of this amount was recorded in 2011 in connection with the filing of the Company’s 2010 tax returns. The Company continues to hold certain real estate assets acquired prior to 2010 with a built-in gain of approximately $472 million. The Company intends to hold these assets beyond the applicable built-in gain recognition period and therefore does not anticipate recognizing the built-in gain tax associated with these assets.

The Company opted to defer the distribution of a portion of its 2010 taxable net income until 2011, which subjected it to a 4% federal excise tax that essentially represents an interest charge on such deferred amount. This deemed interest charge of $0.1 million is included in interest expense for the year ended December 31, 2010, consistent with the Company’s accounting policy.

The Company has net operating loss carryforwards for income tax purposes totaling $63.4 million, $62.9 million, and $62.6 million at December 31, 2012, 2011 and 2010, respectively. These losses, which begin to expire in 2015 through 2032, are available to reduce future taxable income or distribution requirements, subject to certain ownership change limitations.

The Company files federal, state and local income tax returns. All federal tax returns for years prior to 2009 are no longer subject to examination. Additionally, state tax returns for years prior to 2008 are generally no longer subject to examination. The Company’s policy is to recognize interest related to any underpayment of income taxes as interest expense and to recognize any penalties as operating expenses. There was no accrual for interest or penalties at December 31, 2012, 2011 or 2010. The Company believes that it has appropriate support for the income tax positions taken and to be taken on its tax returns and that its accruals for tax liabilities are adequate for all open years based on an assessment of many factors, including past experience and interpretations of tax law applied to the facts of each matter.

For income tax purposes, dividends paid consist of ordinary income, capital gains, return of capital, or a combination thereof. For the years ended December 31, 2012, 2011 and 2010, preferred dividends paid were characterized for tax as follows (per share):

	Year Ended December 31,
	2012	2011	2010
Ordinary income	$63	$—	$125
Return of capital	1,112	125	—

	$1,175	$125	$125

For the years ended December 31, 2012, 2011 and 2010, common stock dividends were characterized for tax as follows (per share):

	Year Ended December 31,
	2012	2011	2010
Ordinary income	$0.23	$16,972	$—
Return of capital	—	28	—

	$0.23	$17,000	$—

7. Stockholders’ Equity

On December 21, 2012, the Company elected to redeem all 125 shares of its 12.5% Series A Cumulative Non-Voting Preferred Stock $0.01 par value (the “Series A Preferred Stock”), for a redemption price of $1,112.50 per share. The redemption price includes an amount equal to the stated value, plus any accrued and unpaid dividends through and including December 31, 2012, plus a redemption premium. The holders of the Series A Preferred Stock were entitled to receive cumulative cash dividends of 12.5% per annum. The Series A Preferred Stock was not convertible into shares of any other class or series of stock. During the years ended December 31, 2012 and 2011, the Company paid dividends on preferred stock of $7,813 and $15,625, respectively.

In connection with the IPO, in September 2012, the Company issued 29.0 million shares of our common stock at $15 per share generating net proceeds of $394.6 million. In October 2012, the underwriters exercised their option to purchase additional shares in full and the Company issued an additional 4.4 million shares at $15 per share generating net proceeds of $60.7 million. In connection with the TLC debt conversion (see Note 4), the Company issued 24.2 million shares of common stock. The Company also granted 1.4 million shares of restricted common stock to certain directors, executive officers and other employees of the Company (see Note 13).

At December 31, 2012 and 2011 there were 84,851,515 shares and 25,863,976 shares, respectively, of the Company’s common stock issued and outstanding.

In December 2012, the Company declared two cash dividends on its common stock. The first dividend of $0.0204 per share is for the period from the completion of the Company’s IPO on September 25, 2012 to the end of the third quarter on September 30, 2012. The second dividend of $0.3125 per share is for the fourth quarter ending December 31, 2012. On January 14, 2013, the Company paid $28.2 million of dividends to stockholders of record on December 31, 2012. During the year ended December 31, 2011, the Company paid total distributions to its equity owners and on preferred stock of $3.9 million. During the year ended December 31, 2011, Spirit Finance Capital Management, LLC, an affiliate, which externally managed the Company between March 2008 through June 2011, paid a liquidating distribution of $0.5 million and the Company paid $3.4 million of dividends; such dividends were primarily attributed to 2010 for tax purposes.

8. Commitments and Contingencies

The Company is periodically subject to claims or litigation in the ordinary course of business, including claims generated from business conducted by tenants on real estate owned by the Company. In these instances, the Company is typically indemnified by the tenant against any losses that might be suffered, and the Company and/or the tenant are insured against such claims. At December 31, 2012, there were no outstanding claims against the Company that are expected to have a material adverse effect on the Company’s financial position or results of operations.

At December 31, 2012, the Company had commitments totaling $8.0 million to make property acquisitions and to fund improvements on properties the Company currently owns. All of these future commitments are expected to be funded by December 31, 2013. In addition, the Company is contingently liable for $5.7 million of debt owed by one of its tenants and is indemnified by that tenant for any payments the Company may be required to make on such debt.

The Company estimates future costs for known environmental remediation requirements when it is probable that the Company has incurred a liability and the related costs can be reasonably estimated. The Company considers various factors when estimating its environmental liabilities, and adjustments are made when additional information becomes available that affects the estimated costs to study or remediate any environmental issues. When only a wide range of estimated amounts can be reasonably established and no other amount within the range is better than another, the low end of the range is recorded in the financial statements. Based on an ongoing environmental study on one of its properties, the Company’s estimated remediation liability was $0.1 million and $0.3 million at December 31, 2012 and 2011, respectively.

The Company leases its current corporate office space and certain operating equipment under non-cancelable agreements from unrelated third parties. Total rental expense included in general and administrative expense amounted to $0.4 million, $0.4 million and $0.5 million for the years ended December 31, 2012, 2011 and 2010, respectively. The Company is also a lessee under eight long-term, non-cancelable ground leases under which it is obligated to pay monthly rent. Total rental expense included in property costs amounted to $1.1 million for the year ended December 31, 2012, and $1.0 million for each of the years ended December 31, 2011 and 2010. The majority of the ground leases are subleased to unrelated third parties, and the corresponding rental revenue is recorded in rentals on the accompanying consolidated statements of operations.

The Company’s minimum aggregate rental commitments under all non-cancelable operating leases as of December 31, 2012 are as follows (in thousands):

	Ground Leases	Office and Equipment Leases	Total
2013	$1,165	$344	$1,510
2014	1,175	412	1,587
2015	1,177	423	1,600
2016	1,179	474	1,653
2017	1,243	483	1,726
Thereafter	15,221	2,948	18,169

Total	$21,160	$5,084	$26,245

During 2010, six officers of the Company resigned their responsibilities and were no longer employed by the Company. Subsequent to their resignation, the officers filed two lawsuits against the Company, the Company’s former parent, Redford Holdco, LLC (“Redford”) and certain individuals. The Company and other defendants filed counterclaims. In December 2010, a confidential settlement was reached and all litigation was dismissed. The Company’s costs related to defending itself and settling the claims related to this matter totaled $22.3 million through December 31, 2010, which is net of insurance proceeds of $2.0 million.

9. Fair Value Measurements

The Company’s assets and liabilities that are required to be measured at fair value in the Company’s consolidated financial statements are summarized below.

The following table sets forth the Company’s financial assets that were accounted for at fair value on a recurring basis as of December 31, 2012 and 2011 (in thousands):

		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
December 31, 2012:
Derivatives:
Interest rate swaps	$(771)	$—	$(771)	$—
December 31, 2011:
Derivatives:
Interest rate cap	$16	$—	$16	$—
Transaction fee embedded derivative	(2,587)	—	—	(2,587)
Interest rate swap	(116)	—	(116)	—

The interest rate cap and the interest rate swaps are measured using a market approach, using prices obtained from a nationally recognized pricing service and pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 of the fair value hierarchy.

In July 2011, in connection with the Conversion Agreement, the Company recorded a derivative liability of $1.6 million related to the fair value of the 2% alternative transaction fee (see Note 4), which is considered an embedded derivative. The fair value of the embedded derivative is classified as Level 3 of the fair value hierarchy and determined based on a market participant’s view of the Conversion Agreement alternatives and the probability of an IPO occurring. As of December 31, 2011, the fair value of the derivative liability was $2.6 million. On September 25, 2012, the date of the completion of a qualifying IPO and TLC debt conversion, the fair value of the derivative liability was $6.6 million. For the year ended December 31, 2012, the Company recognized a loss of approximately $4.0 million, which is included in general and administrative expenses. Upon the TLC debt conversion, the fair value of the derivative liability was reclassified into stockholders’ equity.

The table below reflects the reconciliation for liabilities measured at fair value on a recurring basis and classified as Level 3 (in thousands):

Derivative Liabilities
Balance, December 31, 2010	$—
Issuance.	(1,562)
Total losses included in earnings	(1,025)

Balance, December 31, 2011	(2,587)
Total losses included in earnings	(4,013)

Balance, September 25, 2012	(6,600)
Amount transferred to stockholders’ equity	6,600

Balance, December 31, 2012	$—

Amount of losses included in earnings attributable to the change in unrealized losses related to liabilities still held at the reporting date	$—

The following table sets forth the Company’s assets that were accounted for at fair value on a nonrecurring basis as of December 31, 2012 and 2011(in thousands):

			Fair Value Hierarchy Level			Impairment Charges
Description	Fair Value	Dispositions	Level 1	Level 2	Level 3
December 31, 2012:
Long-lived assets held and used	$27,449	$(425)	$—	$—	$27,874	$(7,404)
Lease intangible assets	—	—	—	—	—	(2,680)
Long-lived assets held for sale	4,184	(7,983)	—	—	12,167	(3,648)

						$(13,732)

December 31, 2011:
Long-lived assets held and used	$9,980	$(950)	$—	$—	$10,930	$(11,860)
Other assets	—	—	—	—	—	(105)
Lease intangible assets	113	—	—	—	113	(571)
Long-lived assets held for sale	9,634	(4,935)	—	—	14,569	(6,596)

						$(19,132)

The fair values of impaired real estate and intangible assets were determined by using the following information, depending on availability, in order of preference: signed purchase and sale agreement or letter of intent; recently quoted bid or ask prices, or market prices for comparable properties; estimates of cash flow, which consider, among other things, contractual and forecasted rental revenues, leasing assumptions, and expenses based upon market conditions; and expectations for the use of the real estate. Based on these inputs, the Company determined that its valuation of the impaired real estate and intangible assets falls within Level 3 of the fair value hierarchy.

In addition to the disclosures for assets and liabilities required to be measured at fair value at the balance sheet date, companies are required to disclose the estimated fair values of all financial instruments, even if they are not carried at their fair value. The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2012. These estimates require management’s judgment and may not be indicative of the future fair values of the assets and liabilities.

Financial assets and liabilities for which the carrying values approximate their fair values include cash and cash equivalents, restricted cash and escrow deposits and accounts receivable and payable. Generally, these assets and liabilities are short-term in duration and are recorded at fair value on the consolidated balance sheets.

The estimated fair values of the fixed-rate mortgage and other loans receivable and the fixed-rate mortgages and notes payable have been derived based on market quotes for comparable instruments or discounted cash flow analysis using estimates of the amount and timing of future cash flows, market rates and credit spreads. The mortgage and other loans receivable and mortgages and notes payable were measured using a market approach from nationally recognized financial institutions with market observable inputs such as interest rates and credit analytics. These measurements are classified as Level 2 of the fair value hierarchy. The fair value of the Term Note was measured using an active market price at December 31, 2011 which is considered a Level 1 valuation method. The following table discloses fair value information for these financial instruments (in thousands):

	December 31, 2012		December 31, 2011
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Mortgage and other loans receivable	$51,862	$69,926	$65,477	$64,202
Mortgages and notes payable	1,894,878	2,112,670	1,901,411	1,889,159
Term Note payable	—	—	725,735	663,429

10. Significant Credit and Revenue Concentration

As of December 31, 2012, the Company’s real estate investments are operated by approximately 165 tenants that engage in retail, service and distribution activities across various industries throughout the United States. In February 2012, two of our tenants, Shopko Stores Operating Co., LLC (“Shopko”), and Pamida Stores Operating Co. LLC (“Pamida”), completed a merger. Each tenant operates in the general and discount retailer industry. Rental revenues from the combined company represent 29.4% of our total annual rent (from continuing and discontinued operations) as of December 31, 2012. Prior to the merger, rental revenues under a master lease agreement with Shopko totaled 26.7% and 25.6% of the Company’s total rental revenues (from continuing and discontinued operations) for each of the years ended December 31, 2011 and 2010, respectively. No other tenant contributed 10% or more of the Company’s total annual rent during any of the periods presented.

As of December 31, 2012, the combined properties that are operated by Shopko and Pamida represent approximately 28.4% of the Company’s total investment portfolio. As of the year ended December 31, 2011, the properties operated by Shopko under the master lease represented approximately 25.7% of the Company’s total investment portfolio.

11. Discontinued Operations

Periodically, the Company may sell real estate properties it owns. Gains and losses from any such dispositions of properties and all operations from these properties are required to be reclassified as “discontinued operations” in the consolidated statements of operations, as long as there is no significant continuing involvement in the future cash flows from these properties. As a result of this reporting requirement, each time a property is sold or classified as real estate assets held for sale, the operations of such property previously reported as part of “loss from continuing operations” are reclassified into “discontinued operations.” This presentation has no impact on net loss or cash flow. The net gains or losses from the real estate dispositions as well as the current and prior operations have been reclassified to discontinued operations as summarized below (dollars in thousands):

	Year Ended December 31,
	2012	2011	2010
Revenues	$10,582	$12,350	$14,614
Expenses:
General and administrative	203	12	94
Property costs	472	1,219	1,685
Interest	644	1,061	1,481
Depreciation and amortization	6,324	7,900	9,447
Impairments	4,634	16,586	24,463

Total expenses	12,277	26,778	37,170

Loss from discontinued operations	(1,695)	(14,428)	(22,556)
Net losses on dispositions of real estate (a)	(3,349)	(2,736)	(391)

Total discontinued operations	$(5,044)	$(17,164)	$(22,947)

Number of properties disposed of during period(a)	41	33	5

12. Supplemental Cash Flow Information

Interest paid during the years ended December 31, 2012, 2011 and 2010, totaled $144.0 million, $148.1 million and $155.0 million, respectively. Income and franchise taxes paid, net of refunds, during the years ended December 31, 2012, 2011 and 2010 were $0.7 million, $0.4 million and $3.6 million, respectively. Franchise taxes are included in general and administrative expense in the accompanying consolidated statements of operations.

In December 2012, the Company declared a common stock dividend of $28.2 million, which was paid in January 2013. During the year ended December 31, 2012, the Company reduced its Term Note indebtedness by

$330.0 million through the conversion of its TLC into shares of its common stock. Additionally, the Company repaid $3.5 million of mortgages and notes payable in conjunction with sales of certain real estate properties and paid $0.7 million of real estate acquisition costs accrued for at December 31, 2011. During the year ended December 31, 2011, the Company transferred ownership of six properties with a net book value of $11.8 million to the lender pursuant to a consensual, non-cash settlement of $12.4 million of debt. In addition, during the year ended December 31, 2011, the Company repaid $0.9 million of mortgages and notes payable in conjunction with sales of certain real estate properties and, as of December 31, 2011, had $0.7 million of real estate improvements and $2.4 million of deferred offering costs which had not yet been paid in cash.

13. Employee Benefit Plans

The Company has a defined contribution retirement savings plan qualified under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”). The 401(k) Plan is available to full-time employees who have completed at least six months of service with the Company. The Company provides a matching contribution in cash, up to a maximum of 4% of compensation, which vests immediately. The matching contributions made by the Company totaled approximately $180,000, $136,000 and $146,000 for the years ended December 31, 2012, 2011 and 2010, respectively.

In September 2012, the Company adopted the Incentive Award Plan (the “Plan”) under which we may grant equity incentive awards to eligible employees, directors and other service providers. As of the date of the Plan’s adoption, an aggregate of approximately 3.1 million shares of common stock is available for issuance under the Plan. Awards under the Plan may be in the form of stock options, restricted stock, dividend equivalents, restricted stock units, stock appreciation rights, performance awards, stock payment awards, performance share awards, LTIP units and other incentive awards. If an award under the Plan is forfeited, expires or is settled for cash, any shares subject to such award may, to the extent of such forfeiture, expiration or cash settlement, be used again for new grants under the Plan.

Prior to the establishment of the Plan, the Company’s former parent, Redford, granted certain Company executives restricted non-incentive units in Redford having an aggregate fair market value of $8.0 million. An independent third party assisted the Company in determining the number of non-incentive units of Redford to be granted to aggregate $8.0 million in fair market value as of the grant date, December 15, 2011, based on the income and market approaches.

The Company executives who received restricted non-incentive units with Redford terminated and cancelled their respective non-incentive units prior to the completion of the Company’s IPO in September 2012, in exchange for a cumulative 470,590 shares of restricted common stock of the Company under the Plan with a grant date fair market value of approximately $7.1 million. The vesting terms of the restricted stock grants were substantially unchanged from those applicable to the Redford restricted non-incentive units, with 50% of such shares vesting upon the completion of the Company’s IPO, and the remaining 50% to vest either (i) in three equal annual installments on the first through third anniversaries of the Company’s IPO, or (ii) in full upon a subsequent “change of control” (as defined in each executive’s respective amended employment agreement) of the Company, subject, in each case, to the executive’s continued employment with the Company through the applicable vesting dates. The restricted common stock, which vested upon the completion of the IPO, has a 270 day lock up period following the vesting date.

The modification of these awards was deemed a “probable-to-probable” modification under ASC 718-20-55-107, and as such the total compensation expense to be recognized will be $8.0 million, the fair market value of the original awards which exceeded the grant date fair market value of the modified awards. Prior to the completion of the IPO, the Company did not recognize compensation costs related to these awards as the performance condition had not been met.

An additional 921,671 shares of restricted common stock were granted to certain directors, executive officers and other employees upon the completion of the IPO. These shares vest over the following service periods (subject to continued service through the applicable vesting date): 25,000 over a service period of 12 months; and 896,671 over a service period of three years. The grant date fair market value of these awards was approximately $14.1 million.

	Year Ended December 31, 2012
	Number of Shares	Weighted average price(1)
Outstanding non-vested shares, beginning of year	—
Shares granted	1,392,261	$15.84
Shares vested	(235,295)	$17.00
Shares forfeited	—

Outstanding non-vested shares, end of year	1,156,966	$15.61

There was no stock compensation expense in 2011 or 2010, as there were no stock grants that met recognition criteria in either of those periods.

(1)	Grant date fair value.

Historical staff turnover rates are used by the Company to estimate the forfeiture rate for its non-vested shares. Accordingly, changes in actual forfeiture rates will affect stock-based compensation expense during the applicable period.

Under the terms of the restricted common stock grants issued, holders of the non-vested shares are eligible to receive non-refundable dividends. In accordance with ASC 718-10-55-45, the Company charges to compensation expense the amount of dividends accrued and/or paid to the extent they relate to non-vested shares that are not expected to vest.

The amount of stock-based compensation expense recognized in general and administrative expenses was $5.9 million for the year ended December 31, 2012.

As of December 31, 2012, the remaining unamortized stock-based compensation expense totaled $15.7 million, which is recognized as the greater of the amount amortized on a straight-line basis over the service period of each applicable award or the amount vested over the vesting periods.

14. Loss Per Share

Basic and diluted loss per share is computed by dividing net loss attributable to common stockholders by the weighted average number of shares of common stock outstanding during the period. The table below is a reconciliation of the numerator used in the computation of basic and diluted loss per share (dollars in thousands):

	Year Ended December 31,
	2012	2011	2010
Loss from continuing operations	$(71,189)	$(46,699)	$(63,590)
Less: distributions to preferred stockholders	(63)	(16)	(15)

Loss from continuing operations attributable to common stockholders	(71,252)	(46,715)	(63,605)
Loss income from discontinued operations	(5,044)	(17,164)	(22,947)

Net loss attributable to common stockholders	$(76,296)	$(63,879)	$(86,552)

Weighted average number of shares of common stock outstanding:
Basic and diluted	41,277,353	25,863,976	25,863,976

For all periods presented, no potentially dilutive securities were included in computing loss per share of common stock as their effect would be anti-dilutive. Potentially dilutive securities excluded were the potential shares of common stock for the TLC debt conversion and non-vested restricted stock. These shares were not considered potentially dilutive for periods prior to 2012 as the related performance conditions had not been met. The weighted average number of shares of potentially dilutive securities during 2012 were as follows:

Twelve Months Ended December 31,
2012
TLC convertible debt	17,753,373
Non-vested shares of restricted stock	35,466

Potentially dilutive shares	17,788,839

15. Consolidated Quarterly Financial Data (In thousands, except share and per share data) (unaudited)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year(2)
2012(1)
Total revenue	$68,079	$67,957	$68,487	$70,722	$275,244
Depreciation and amortization expense	26,234	26,258	26,324	26,960	105,776
Interest expense	38,939	42,024	41,975	33,282	156,220
Other expenses	15,625	8,869	18,418	9,004	51,915
Loss on debt extinguishment	—	—	(32,522)	—	(32,522)
(Loss) income from continuing operations	(12,719)	(9,194)	(50,752)	1,476	(71,189)
Income (loss) from discontinued operations	317	412	893	(6,666)	(5,044)
Net loss	(12,402)	(8,782)	(49,859)	(5,190)	(76,233)
Net loss attributable to common stockholders	(12,402)	(8,790)	(49,859)	(5,245)	(76,296)
Net loss per common share: Basic and diluted	(0.48)	(0.34)	(1.70)	(0.06)	(1.85)
Dividends declared per common share	—	—	—	0.3329	0.3329

2011(1)
Total revenue	$65,639	$65,984	$66,697	$66,990	$265,310
Depreciation and amortization expense	26,103	25,909	25,909	26,049	103,970
Interest expense	41,297	41,431	43,381	43,234	169,343
Other expenses	4,904	10,700	13,037	10,055	38,696
Loss from continuing operations	(6,665)	(12,056)	(15,630)	(12,348)	(46,699)
Loss from discontinued operations	(331)	(5,282)	(5,591)	(5,960)	(17,164)
Net loss	(6,996)	(17,338)	(21,221)	(18,308)	(63,863)
Net loss attributable to common stockholders	(6,996)	(17,346)	(21,221)	(18,316)	(63,879)
Net loss per common share: Basic and diluted	(0.27)	(0.67)	(0.82)	(0.71)	(2.47)
Dividends paid per common share	—	—	—	0.15	0.15

(1)

The consolidated quarterly financial data includes revenues and expenses from our continuing and discontinued operations. The results of operations related to certain properties, classified as held for sale or disposed of, have been reclassified to income from discontinued operations. Therefore, some of the information may not agree to our previously filed quarterly reports on Form 10-Q.

(2)	Amounts for each period are calculated independently. The sum of the quarters may differ from the annual amount.

16. Subsequent Events

On January 22, 2013, the Company and Cole Credit Property Trust II, Inc. (“CCPT II”) announced that their boards of directors unanimously approved a definitive agreement to combine the companies through the merger of the Company with and into CCPT II, with CCPT II continuing as the surviving entity. CCPT II is a non-traded, SEC-registered REIT that invests primarily in freestanding, single-tenant buildings net leased to investment grade and other creditworthy tenants throughout the United States. Pursuant to the terms of the merger agreement, the Company’s stockholder will receive a fixed exchange ratio of 1.9048 shares of CCPT II common stock for each share of the Company common stock owned. The merger is subject to approval from the majority of both the Company’s and CCPT II stockholders and customary regulatory approvals and closing conditions. The Company’s largest stockholders, Macquarie Group (US) Holdings No. 1 Pty Limited, TPG-Axon Partners, LP and TPG-Axon Spirit Holdings Ltd., who together own approximately 15% of the Company, have executed voting agreements that state their intention to vote in favor of the merger. Following the effective time of the merger, the combined entity will operate under the name Spirit Realty Capital, Inc. and the existing management team of the Company will continue as the management team of the combined entity. At the effective time of the merger, the size of the board of directors of the combined entity will be set at nine, and all of the directors of the Company immediately prior to the completion of the merger and up to two individuals designated by CCPT II and reasonably satisfactory to the Company, will comprise the board of directors of the combined entity. It is anticipated that the shares of the combined company will be listed on the NYSE under the Company’s current ticker symbol “SRC”. The merger is expected to close in the third quarter of 2013.

In connection with the merger, the Operating Partnership has entered into a commitment letter with Barclays Bank PLC, pursuant to which Barclays Bank PLC has committed to provide, subject to the conditions set forth in the commitment letter, a $575 million secured term loan facility and a $50 million senior secured revolving credit facility.

SPIRIT REALTY CAPITAL, INC.

SCHEDULE III REAL ESTATE AND

ACCUMULATED DEPRECIATION

(Amounts in thousands)

			Initial Cost to Company		Cost Capitalized Subsequent to Acquisition including impairment		Gross Amount at December 31, 2012 (e)						Life in which depreciation in latest Income Statement is computed
Description	Encumbrances		Land and Improvements	Buildings, Improvements	Improvements/ Land	Improvements/ building	Land and Improvements	Buildings, Improvements	Total	Final Accum	Date of Construction	Date Acquired
Restaurants
Adairsville, GA	(a	)	557	318	—	—	557	318	875	(102)	1986	9/29/06	15 to 20 years
Addison, TX	(a	)	1,615	2,476	—	—	1,615	2,476	4,091	(567)	1998	9/30/04	15 to 30 years
Akron, OH	(a	)	247	198	—	—	247	198	445	(79)	1971	5/25/05	15 to 20 years
Akron, OH	(a	)	218	273	—	—	218	273	491	(95)	1976	5/25/05	15 to 20 years
Akron, OH	(a	)	310	394	—	—	310	394	704	(134)	1982	5/25/05	15 to 20 years
Albuquerque, NM	(a	)	120	1,336	—	—	120	1,336	1,456	(241)	1999	12/30/04	30 to 30 years
Albuquerque, NM	(a	)	1,036	1,655	—	—	1,036	1,655	2,691	(422)	1994	12/30/04	15 to 30 years
Alcoa, TN	(a	)	228	219	—	—	228	219	447	(64)	1982	11/2/07	15 to 30 years
Alcoa, TN	(a	)	483	318	—	—	483	318	801	(95)	1978	11/2/07	15 to 30 years
Alexandria, VA	(a	)	1,024	202	—	5	1,024	207	1,231	(84)	1979	12/19/06	15 to 20 years
Alvin, TX	(a	)	256	585	—	—	256	585	841	(339)	1997	12/30/04	10 to 15 years
Apopka, FL	(a	)	1,038	482	—	—	1,038	482	1,520	(334)	1977	6/25/04	10 to 15 years
Apple Valley, MN	(a	)	1,119	1,055	—	—	1,119	1,055	2,174	(270)	1999	9/24/04	15 to 30 years
Appleton, WI	(a	)	727	1,329	—	9	727	1,338	2,065	(365)	1993	12/29/06	8 to 30 years
Ardmore, OK	(a	)	1,332	1,466	—	—	1,332	1,466	2,798	(432)	1986	2/26/07	14 to 30 years
Arlington, TX	(a	)	2,064	2,043	—	—	2,064	2,043	4,107	(462)	1995	9/30/04	15 to 30 years
Arlington, TX	(a	)	1,301	1,032	—	—	1,301	1,032	2,333	(422)	1978	2/26/07	14 to 20 years
Athens, TN	(a	)	388	748	—	—	388	748	1,136	(203)	1994	6/25/04	15 to 30 years
Athens, TN	(a	)	197	341	—	176	197	517	714	(105)	1977	11/2/07	15 to 30 years
Atlanta, GA	(a	)	513	483	—	—	513	483	996	(19)	2002	2/2/12	15 to 30 years
Atlanta, GA	(b	)	265	476	—	—	265	476	741	(17)	1998	2/2/12	15 to 30 years
Atlanta, GA	(b	)	488	653	—	—	488	653	1,141	(24)	1995	2/2/12	15 to 30 years
Auburn, CA	(a	)	579	299	—	—	579	299	878	(81)	1992	12/29/06	15 to 30 years
Aurora, IL	(a	)	286	726	—	—	286	726	1,012	(198)	1998	12/29/06	15 to 30 years
Aurora, IL	(a	)	695	1,482	—	—	695	1,482	2,177	(329)	1997	3/7/07	15 to 30 years
Austell, GA	(a	)	973	415	—	—	973	415	1,388	(103)	1993	2/28/06	15 to 30 years
Austell, GA	(a	)	838	216	—	—	838	216	1,054	(125)	1962	2/28/06	15 to 20 years
Austintown Township, OH	(a	)	1,106	450	—	—	1,106	450	1,556	(132)	1991	2/6/07	15 to 30 years
Baker, LA	(a	)	254	468	—	—	254	468	722	(116)	1988	9/24/04	15 to 30 years
Bartonville, IL	(c	)	410	856	—	—	410	856	1,266	—	1980	12/21/12	15 to 30 years
Baton Rouge, LA	(a	)	594	417	—	—	594	417	1,011	(172)	1979	6/25/04	15 to 20 years
Baton Rouge, LA	(a	)	565	286	—	—	565	286	851	(131)	1991	6/25/04	15 to 20 years

			Initial Cost to Company		Cost Capitalized Subsequent to Acquisition including impairment		Gross Amount at December 31, 2012 (e)						Life in which depreciation in latest Income Statement is computed
Description	Encumbrances		Land and Improvements	Buildings, Improvements	Improvements/ Land	Improvements/ building	Land and Improvements	Buildings, Improvements	Total	Final Accum	Date of Construction	Date Acquired
Baton Rouge, LA	(a	)	401	567	—	—	401	567	968	(215)	1978	7/28/04	15 to 20 years
Baton Rouge, LA	(a	)	747	558	—	—	747	558	1,305	(231)	1984	9/24/04	15 to 20 years
Baton Rouge, LA	(a	)	472	642	—	—	472	642	1,114	(166)	1987	9/24/04	15 to 30 years
Baton Rouge, LA	(a	)	391	599	—	—	391	599	990	(204)	1983	9/24/04	15 to 20 years
Beaumont, TX	(a	)	1,435	1,541	—	—	1,435	1,541	2,976	(394)	1997	6/29/07	15 to 40 years
Bellefontaine, OH	(a	)	388	778	(12)	—	376	778	1,154	(249)	1989	12/29/06	15 to 20 years
Bentonville, AR	(a	)	635	900	—	—	635	900	1,535	(228)	2004	7/7/05	15 to 30 years
Blakely, GA	(a	)	288	744	—	—	288	744	1,032	(270)	1987	6/25/04	15 to 20 years
Bloomingdale, IL	(a	)	426	1,956	—	—	426	1,956	2,382	(404)	1992	12/29/06	15 to 30 years
Blue Springs, MO	(c	)	688	119	101	(119)	789	—	789	—	1994	9/23/05	38 to 38 years
Boardman Township, OH	(a	)	1,560	557	—	—	1,560	557	2,117	(154)	1985	2/6/07	15 to 30 years
Boise, ID	(a	)	809	601	(400)	(259)	409	342	751	(156)	1998	6/25/04	15 to 30 years
Bolingbrook, IL	(a	)	762	821	—	—	762	821	1,583	(281)	1994	9/23/05	15 to 20 years
Boone, NC	(a	)	750	379	—	—	750	379	1,129	(122)	2006	12/29/06	15 to 30 years
Borough Of Edinboro, PA	(a	)	384	350	—	—	384	350	734	(116)	1973	2/6/07	15 to 30 years
Bowie, MD	(a	)	333	173	—	123	333	296	629	(75)	1983	11/27/06	15 to 20 years
Bowie, MD	(c	)	1,501	615	—	—	1,501	615	2,116	(167)	2004	12/31/07	15 to 40 years
Branson, MO	(a	)	1,497	1,684	—	—	1,497	1,684	3,181	(462)	1994	9/23/05	15 to 30 years
Bristol, TN	(a	)	484	134	—	—	484	134	618	(128)	1991	11/23/04	15 to 20 years
Bristol, TN	(c	)	474	282	—	—	474	282	756	—	1985	12/21/12	10 to 15 years
Bristol, VA	(c	)	492	366	—	—	492	366	858	—	1982	12/21/12	15 to 20 years
Bristol, VA	(c	)	369	564	—	—	369	564	933	—	1991	12/21/12	15 to 20 years
Brunswick, GA	(a	)	774	614	—	—	774	614	1,388	(213)	1999	9/24/04	15 to 20 years
Bryan, TX	(a	)	739	700	—	—	739	700	1,439	(252)	1988	12/30/04	15 to 20 years
Buckhannon, WV	(c	)	438	529	—	—	438	529	967	—	1978	12/21/12	15 to 20 years
Buffalo, MN	(a	)	189	227	—	—	189	227	416	(81)	1978	5/24/05	15 to 20 years
Buffalo, NY	(a	)	737	629	—	—	737	629	1,366	(140)	1993	11/10/05	15 to 30 years
Buffalo, NY	(a	)	821	694	—	—	821	694	1,515	(157)	1976	11/10/05	15 to 30 years
Burlington, IA	(a	)	304	588	—	—	304	588	892	(163)	1996	9/23/05	15 to 30 years
Burlington, IA	(a	)	318	484	—	—	318	484	802	(138)	2006	9/23/05	15 to 30 years
Burr Ridge, IL	(a	)	759	977	16	1,584	775	2,561	3,336	(396)	1997	6/25/04	15 to 30 years
Calhoun, GA	(b	)	503	713	—	—	503	713	1,216	(27)	1988	2/2/12	15 to 30 years
Canton, MI	(a	)	2,071	1,224	—	—	2,071	1,224	3,295	(388)	1996	6/25/04	15 to 30 years
Canton, OH	(a	)	215	483	—	—	215	483	698	(144)	1974	5/25/05	15 to 20 years
Carrollton, GA	(a	)	508	603	—	—	508	603	1,111	(134)	2000	2/28/06	15 to 40 years
Carrollton, GA	(b	)	613	503	—	—	613	503	1,116	(27)	1988	2/2/12	15 to 20 years
Carrollton, KY	(a	)	229	730	—	—	229	730	959	(169)	1990	12/29/06	13 to 28 years
Cartersville, GA	(a	)	581	730	—	—	581	730	1,311	(198)	1997	2/28/06	15 to 30 years
Cartersville, GA	(a	)	439	451	—	—	439	451	890	(145)	1990	2/28/06	15 to 30 years
Casper, WY	(a	)	54	762	—	—	54	762	816	(158)	1969	12/29/06	15 to 30 years
Cedar Hill, TX	(a	)	620	501	—	—	620	501	1,121	(158)	2005	12/29/06	15 to 30 years

			Initial Cost to Company		Cost Capitalized Subsequent to Acquisition including impairment		Gross Amount at December 31, 2012 (e)						Life in which depreciation in latest Income Statement is computed
Description	Encumbrances		Land and Improvements	Buildings, Improvements	Improvements/ Land	Improvements/ building	Land and Improvements	Buildings, Improvements	Total	Final Accum	Date of Construction	Date Acquired
Charleston, IL	(a	)	272	220	—	—	272	220	492	(134)	1986	9/23/05	10 to 15 years
Chatsworth, GA	(a	)	213	558	—	—	213	558	771	(131)	1979	11/2/07	15 to 30 years
Chattanooga, TN	(a	)	482	682	—	—	482	682	1,164	(188)	1997	6/25/04	15 to 30 years
Chattanooga, TN	(a	)	600	389	—	—	600	389	989	(101)	1995	9/29/06	15 to 30 years
Chattanooga, TN	(a	)	352	246	—	—	352	246	598	(101)	1984	11/2/07	15 to 30 years
Cheektowaga, NY	(a	)	561	549	—	—	561	549	1,110	(133)	1985	11/10/05	15 to 30 years
Chesapeake, VA	(c	)	1,046	334	—	75	1,046	409	1,455	(194)	1995	6/25/04	10 to 25 years
Cheyenne, WY	(a	)	277	2,041	—	—	277	2,041	2,318	(584)	1928	12/29/06	15 to 20 years
Chicago, IL	(a	)	313	275	—	—	313	275	588	(89)	1982	5/25/05	15 to 20 years
Chicago, IL	(a	)	340	220	—	—	340	220	560	(83)	1975	5/25/05	15 to 20 years
Chicago, IL	(a	)	242	244	—	—	242	244	486	(91)	1970	5/25/05	15 to 20 years
Chicago, IL	(a	)	242	256	—	—	242	256	498	(87)	1974	5/25/05	15 to 20 years
Chicago, IL	(a	)	258	310	—	—	258	310	568	(111)	1972	5/25/05	15 to 20 years
Chicago, IL	(a	)	532	279	—	—	532	279	811	(96)	1982	5/25/05	15 to 20 years
Chicago, IL	(a	)	572	198	—	—	572	198	770	(69)	1983	5/25/05	15 to 20 years
Chicago, IL	(a	)	289	260	—	—	289	260	549	(86)	1982	5/25/05	15 to 20 years
Chicago, IL	(a	)	976	271	—	—	976	271	1,247	(178)	1987	9/23/05	10 to 15 years
Chicago, IL	(a	)	1,675	1,112	—	—	1,675	1,112	2,787	(271)	1999	12/29/06	15 to 30 years
Chickasha, OK	(a	)	511	811	(126)	(165)	385	646	1,031	(281)	1982	9/23/05	15 to 20 years
Christiansburg, VA	(a	)	666	168	—	—	666	168	834	(160)	1994	11/23/04	15 to 20 years
City of Ashtabula, OH	(a	)	865	244	—	—	865	244	1,109	(92)	1975	2/6/07	15 to 30 years
City of Brooklyn, OH	(c	)	1,226	672	—	—	1,226	672	1,898	(180)	2001	2/6/07	10 to 25 years
City of Canfield, OH	(a	)	449	644	—	—	449	644	1,093	(167)	1973	2/6/07	15 to 30 years
City Of Corry, PA	(a	)	411	279	—	—	411	279	690	(105)	1977	2/6/07	15 to 30 years
City of Erie, PA	(a	)	855	147	—	—	855	147	1,002	(79)	1973	2/6/07	15 to 30 years
City of Middleburg Heights, OH	(a	)	1,456	793	—	—	1,456	793	2,249	(200)	1987	2/6/07	15 to 30 years
City of Olean, NY	(a	)	355	663	—	—	355	663	1,018	(173)	1977	2/6/07	15 to 30 years
City of Titusville, PA	(a	)	247	438	—	—	247	438	685	(118)	1976	2/6/07	11 to 26 years
City of Warren, PA	(a	)	383	427	—	—	383	427	810	(135)	1970	2/6/07	15 to 30 years
Clear Lake, IA	(a	)	294	292	—	—	294	292	586	(100)	1980	5/24/05	15 to 20 years
Clearwater, FL	(c	)	2,226	858	—	—	2,226	858	3,084	(209)	2004	12/31/07	15 to 40 years
Cleveland, TN	(a	)	501	459	—	—	501	459	960	(106)	2004	12/29/06	15 to 40 years
Clinton, MD	(a	)	300	193	—	152	300	345	645	(74)	1980	11/27/06	15 to 20 years
Clinton, TN	(a	)	417	293	—	—	417	293	710	(96)	1994	11/2/07	15 to 30 years
Colonie, NY	(c	)	1,321	991	(350)	(261)	971	730	1,701	(236)	1994	12/31/07	15 to 40 years
Colorado Springs, CO	(a	)	674	519	—	—	674	519	1,193	(2)	1989	11/19/12	6 to 30 years
Columbia Heights, MN	(a	)	289	131	—	—	289	131	420	(49)	1977	5/24/05	15 to 20 years
Columbus, MS	(a	)	304	257	—	—	304	257	561	(89)	1977	3/31/04	14 to 30 years
Columbus, OH	(a	)	268	354	—	—	268	354	622	(125)	1975	5/25/05	15 to 20 years
Columbus, OH	(a	)	294	262	—	—	294	262	556	(102)	1976	5/25/05	15 to 20 years

			Initial Cost to Company		Cost Capitalized Subsequent to Acquisition including impairment		Gross Amount at December 31, 2012 (e)						Life in which depreciation in latest Income Statement is computed
Description	Encumbrances		Land and Improvements	Buildings, Improvements	Improvements/ Land	Improvements/ building	Land and Improvements	Buildings, Improvements	Total	Final Accum	Date of Construction	Date Acquired
Conyers, GA	(a	)	463	557	—	—	463	557	1,020	(16)	2008	2/2/12	15 to 40 years
Conyers, GA	(b	)	509	706	—	—	509	706	1,215	(26)	1984	2/2/12	15 to 30 years
Copperas Cove, TX	(a	)	479	591	—	—	479	591	1,070	(236)	1996	12/30/04	15 to 20 years
Council Bluffs, IA	(b	)	393	484	—	—	393	484	877	(21)	2008	10/3/11	15 to 40 years
Covington, GA	(b	)	526	665	—	—	526	665	1,191	(24)	2001	2/2/12	15 to 30 years
Crawfordsville, IN	(a	)	557	624	—	—	557	624	1,181	(168)	1998	9/23/05	15 to 30 years
Creston, IA	(a	)	103	180	—	—	103	180	283	(115)	1974	12/15/05	10 to 15 years
Crossville, TN	(a	)	353	382	—	—	353	382	735	(67)	1977	9/1/05	15 to 40 years
Crossville, TN	(a	)	220	288	—	176	220	464	684	(94)	1978	11/2/07	15 to 30 years
Culpepper, VA	(a	)	367	169	—	—	367	169	536	(66)	1977	12/19/06	15 to 20 years
Cumming, GA	(a	)	967	844	—	—	967	844	1,811	(235)	1986	9/24/04	15 to 30 years
Dallas, TX	(a	)	1,053	412	—	—	1,053	412	1,465	(147)	1976	9/30/04	15 to 20 years
Dallas, TX	(a	)	1,366	1,699	—	—	1,366	1,699	3,065	(369)	1997	9/30/04	15 to 30 years
Danville, IL	(a	)	619	672	—	—	619	672	1,291	(201)	1995	12/29/06	15 to 30 years
Daphne, AL	(a	)	695	302	—	—	695	302	997	(117)	1982	9/24/04	15 to 20 years
Davenport, IA	(b	)	393	405	—	—	393	405	798	(33)	1989	10/3/11	15 to 20 years
Davenport, IA	(b	)	291	633	—	—	291	633	924	(35)	1992	10/3/11	15 to 30 years
Davenport, IA	(b	)	441	646	—	—	441	646	1,087	(39)	2002	10/3/11	15 to 30 years
Dayton, OH	(c	)	1,026	907	—	—	1,026	907	1,933	(239)	2002	12/31/07	15 to 40 years
Dayton, OH	(a	)	526	598	—	—	526	598	1,124	(207)	1982	3/7/07	12 to 17 years
Dayton, TN	(a	)	308	291	—	176	308	467	775	(94)	1979	11/2/07	15 to 30 years
De Witt, IA	(a	)	248	333	—	—	248	333	581	(137)	1984	9/23/05	15 to 20 years
Decatur, GA	(b	)	677	539	—	—	677	539	1,216	(20)	1989	2/2/12	15 to 30 years
Decatur, IL	(a	)	940	126	—	—	940	126	1,066	(198)	1992	9/23/05	15 to 20 years
Decorah, IA	(a	)	207	91	—	—	207	91	298	(64)	1985	9/23/05	10 to 15 years
Deerfield Beach, FL	(a	)	668	295	—	—	668	295	963	(97)	1970	9/24/04	15 to 30 years
Dekalb, IL	(a	)	1,423	1,552	—	—	1,423	1,552	2,975	(407)	1996	12/29/06	15 to 30 years
Denham Springs, LA	(a	)	419	594	—	—	419	594	1,013	(209)	1983	9/24/04	15 to 20 years
Des Moines, IA	(a	)	137	196	—	—	137	196	333	(75)	1966	9/23/05	15 to 20 years
Detroit, MI	(a	)	425	200	—	—	425	200	625	(80)	1977	5/25/05	15 to 20 years
Detroit, MI	(a	)	351	209	—	—	351	209	560	(81)	1977	5/25/05	15 to 20 years
Detroit, MI	(a	)	426	223	—	—	426	223	649	(89)	1979	5/25/05	15 to 20 years
Detroit, MI	(a	)	413	235	—	—	413	235	648	(90)	1977	5/25/05	15 to 20 years
Detroit, MI	(a	)	301	219	—	—	301	219	520	(81)	1972	5/25/05	15 to 20 years
Detroit, MI	(a	)	270	305	—	—	270	305	575	(98)	1976	5/25/05	15 to 20 years
Detroit, MI	(a	)	271	157	—	—	271	157	428	(62)	1978	5/25/05	15 to 20 years
Detroit, MI	(a	)	385	258	—	—	385	258	643	(101)	1979	5/25/05	15 to 20 years
Detroit, MI	(a	)	428	189	—	—	428	189	617	(75)	1979	5/25/05	15 to 20 years
Detroit, MI	(a	)	614	688	—	—	614	688	1,302	(234)	1987	12/21/07	13 to 18 years
Dickinson, ND	(a	)	616	1,301	—	—	616	1,301	1,917	(241)	2003	12/29/06	15 to 40 years
Douglasville, GA	(a	)	712	669	—	—	712	669	1,381	(143)	2003	2/28/06	15 to 40 years

			Initial Cost to Company		Cost Capitalized Subsequent to Acquisition including impairment		Gross Amount at December 31, 2012 (e)						Life in which depreciation in latest Income Statement is computed
Description	Encumbrances		Land and Improvements	Buildings, Improvements	Improvements/ Land	Improvements/ building	Land and Improvements	Buildings, Improvements	Total	Final Accum	Date of Construction	Date Acquired
Douglasville, GA	(a	)	764	941	—	—	764	941	1,705	(223)	1990	2/28/06	15 to 30 years
Douglasville, GA	(a	)	452	570	—	—	452	570	1,022	(20)	1974	2/2/12	15 to 30 years
Dubuque, IA	(a	)	479	298	—	—	479	298	777	(211)	1970	9/23/05	10 to 15 years
Duluth, MN	(a	)	74	423	—	—	74	423	497	(77)	1915	5/24/05	15 to 30 years
Duluth, MN	(a	)	294	221	—	—	294	221	515	(68)	1968	5/24/05	15 to 20 years
Dyersville, IA	(a	)	267	513	—	—	267	513	780	(206)	1983	9/23/05	14 to 20 years
E Aurora, NY	(a	)	424	584	—	—	424	584	1,008	(196)	1982	11/10/05	15 to 20 years
Eagle Pass, TX	(a	)	976	2,385	—	—	976	2,385	3,361	(429)	2001	4/1/05	15 to 40 years
East Ellijay, GA	(a	)	562	354	—	—	562	354	916	(140)	1984	12/29/05	15 to 20 years
East Moline, IL	(b	)	415	471	—	—	415	471	886	(36)	1982	10/3/11	15 to 20 years
East St. Louis, IL	(a	)	117	334	—	—	117	334	451	(82)	1990	5/25/05	15 to 30 years
Edinburg, TX	(a	)	1,091	2,217	—	—	1,091	2,217	3,308	(406)	2000	4/1/05	15 to 40 years
Effingham, IL	(a	)	539	575	—	—	539	575	1,114	(161)	1985	9/23/05	15 to 30 years
Effingham, IL	(a	)	357	228	—	—	357	228	585	(160)	1973	9/23/05	10 to 15 years
El Paso, TX	(a	)	609	1,810	—	—	609	1,810	2,419	(326)	1999	4/29/05	15 to 40 years
Elgin, IL	(a	)	1,142	1,451	—	—	1,142	1,451	2,593	(377)	1996	12/29/06	15 to 30 years
Elizabethon, TN	(a	)	655	129	—	—	655	129	784	(130)	1993	12/15/04	15 to 20 years
Elizabethton, TN	(c	)	735	278	—	—	735	278	1,013	—	1971	12/21/12	15 to 20 years
Elk River, MN	(a	)	314	255	—	—	314	255	569	(70)	1988	5/24/05	15 to 30 years
Elmwood Park, IL	(a	)	650	380	—	—	650	380	1,030	(131)	1993	9/23/05	15 to 20 years
Emmitsburg, MD	(a	)	141	182	—	—	141	182	323	(60)	1981	11/27/06	15 to 20 years
Ephrate, PA	(a	)	685	231	—	—	685	231	916	(109)	1978	1/30/06	15 to 20 years
Escanaba, MI	(a	)	772	767	—	—	772	767	1,539	(270)	1984	12/29/05	15 to 20 years
Eureka, IL	(c	)	307	338	—	—	307	338	645	—	1980	12/21/12	10 to 15 years
Eustis, FL	(a	)	451	377	—	—	451	377	828	(237)	1969	12/30/04	10 to 15 years
Evansville, IN	(a	)	270	231	—	—	270	231	501	(42)	1999	6/25/04	30 to 30 years
Fairborn, OH	(a	)	923	468	—	—	923	468	1,391	(155)	1998	6/25/04	15 to 30 years
Fairview Heights, IL	(c	)	1,020	826	—	—	1,020	826	1,846	(261)	1972	12/31/07	15 to 30 years
Fayetteville, NC	(a	)	470	629	—	—	470	629	1,099	(162)	1999	9/29/06	15 to 30 years
Fayetteville, NC	(a	)	489	612	—	—	489	612	1,101	(149)	1987	9/29/06	15 to 30 years
Fayetteville, NC	(a	)	607	1,020	—	—	607	1,020	1,627	(282)	1996	9/29/06	15 to 30 years
Ferguson, MO	(a	)	293	212	—	—	293	212	505	(85)	1974	5/25/05	15 to 20 years
Flint, MI	(a	)	340	258	—	—	340	258	598	(100)	1979	5/25/05	15 to 20 years
Florence, KY	(a	)	524	209	—	—	524	209	733	(96)	1992	9/24/04	15 to 30 years
Forest City, IA	(a	)	251	244	—	—	251	244	495	(117)	1985	5/24/05	15 to 20 years
Forest Park, GA	(b	)	292	460	—	—	292	460	752	(16)	1986	2/2/12	15 to 30 years
Forsyth, GA	(a	)	495	1,007	—	—	495	1,007	1,502	(243)	1984	1/12/06	15 to 30 years
Fort Lauderdale, FL	(a	)	601	121	—	—	601	121	722	(116)	1984	9/24/04	10 to 15 years
Fort Lauderdale, FL	(a	)	411	346	—	—	411	346	757	(86)	1998	12/29/06	15 to 30 years
Fort Pierce, FL	(a	)	667	184	—	—	667	184	851	(79)	1999	9/24/04	15 to 30 years
Fort Smith, AR	(a	)	1,503	1,323	—	—	1,503	1,323	2,826	(503)	1993	9/23/05	15 to 20 years

			Initial Cost to Company		Cost Capitalized Subsequent to Acquisition including impairment		Gross Amount at December 31, 2012 (e)						Life in which depreciation in latest Income Statement is computed
Description	Encumbrances		Land and Improvements	Buildings, Improvements	Improvements/ Land	Improvements/ building	Land and Improvements	Buildings, Improvements	Total	Final Accum	Date of Construction	Date Acquired
Fort Smith, AR	(a	)	478	987	—	—	478	987	1,465	(183)	1995	7/30/07	13 to 38 years
Fort Wayne, IN	(a	)	660	204	—	—	660	204	864	(163)	1982	9/23/05	10 to 15 years
Fort Wayne, IN	(a	)	989	2,057	—	—	989	2,057	3,046	(426)	2001	11/10/05	15 to 30 years
Fort Wayne, IN	(c	)	1,110	817	—	—	1,110	817	1,927	(240)	2003	12/31/07	15 to 40 years
Foster Township, PA	(a	)	368	255	—	—	368	255	623	(87)	1977	2/6/07	15 to 30 years
Fountain Hills, AZ	(a	)	825	561	—	—	825	561	1,386	(187)	1995	9/24/04	15 to 30 years
Frederick, MD	(a	)	440	236	—	—	440	236	676	(79)	1977	11/27/06	15 to 20 years
Fredonia, NY	(a	)	262	312	—	—	262	312	574	(227)	1973	12/29/06	10 to 15 years
Ft Madison, IA	(c	)	191	620	—	—	191	620	811	—	1980	12/21/12	15 to 30 years
Ft. Collins, CO	(a	)	1,351	1,445	(265)	(275)	1,086	1,170	2,256	(259)	2003	12/29/06	15 to 40 years
Ft. Myers, FL	(c	)	2,417	707	(43)	(12)	2,374	695	3,069	(209)	1994	12/31/07	15 to 40 years
Gadsden, AL	(a	)	626	1,439	(229)	(506)	397	933	1,330	(177)	2007	12/21/07	10 to 50 years
Garner, NC	(a	)	600	765	—	—	600	765	1,365	(205)	1995	9/29/06	15 to 30 years
Gary, IN	(a	)	109	410	—	—	109	410	519	(130)	1980	5/25/05	15 to 20 years
Gary, IN	(a	)	210	318	—	—	210	318	528	(125)	1979	5/25/05	15 to 20 years
Gary, IN	(a	)	161	493	—	—	161	493	654	(165)	1973	5/25/05	15 to 20 years
Geneva, AL	(a	)	522	570	—	—	522	570	1,092	(358)	1990	6/25/04	10 to 15 years
Geneva, NY	(a	)	177	139	—	—	177	139	316	(91)	1975	12/21/07	8 to 13 years
Gilbert, AZ	(a	)	643	1,669	—	—	643	1,669	2,312	(69)	2006	10/28/11	14 to 39 years
Gilman, IL	(a	)	219	414	—	—	219	414	633	(163)	1998	9/23/05	15 to 20 years
Glendale, AZ	(a	)	1,480	1,329	—	—	1,480	1,329	2,809	(304)	1996	6/25/04	15 to 30 years
Glendale, AZ	(a	)	1,236	272	—	—	1,236	272	1,508	(140)	1995	6/25/04	15 to 20 years
Greensboro, NC	(c	)	1,009	444	—	—	1,009	444	1,453	(169)	2003	12/31/07	15 to 40 years
Greenville, TN	(a	)	289	311	—	—	289	311	600	(184)	1972	9/1/05	10 to 15 years
Greenville, TX	(a	)	223	304	—	—	223	304	527	(98)	1985	12/29/05	15 to 20 years
Grove City Borough, PA	(a	)	531	495	—	—	531	495	1,026	(141)	1976	2/6/07	15 to 30 years
Gulfport, MS	(a	)	652	442	—	542	652	984	1,636	(238)	1985	9/24/04	15 to 20 years
Gurnee, IL	(a	)	586	619	—	—	586	619	1,205	(220)	1995	6/25/04	15 to 20 years
Hagerstown, MD	(a	)	546	342	—	—	546	342	888	(120)	1975	11/27/06	15 to 20 years
Hamilton, NY	(a	)	145	152	—	—	145	152	297	(64)	1982	12/21/07	13 to 18 years
Hampton, GA	(b	)	568	648	—	—	568	648	1,216	(24)	2002	2/2/12	15 to 30 years
Harborcreek Township, PA	(a	)	575	740	—	—	575	740	1,315	(182)	1974	2/6/07	15 to 30 years
Harriman, TN	(a	)	387	502	—	—	387	502	889	(151)	1976	9/1/05	15 to 20 years
Harriman, TN	(a	)	314	143	—	176	314	319	633	(72)	1979	11/2/07	15 to 30 years
Harrisburg, PA	(a	)	762	241	—	176	762	417	1,179	(129)	1977	1/30/06	15 to 20 years
Harrisburg, PA	(a	)	611	239	—	—	611	239	850	(147)	1978	1/30/06	15 to 20 years
Harrisburg, PA	(a	)	423	307	—	—	423	307	730	(98)	1973	1/30/06	15 to 20 years
Harvey, IL	(a	)	361	269	(80)	—	281	269	550	(274)	1978	5/25/05	15 to 20 years
Havana, IL	(c	)	439	297	—	—	439	297	736	—	1980	12/21/12	10 to 15 years
Hermitage, PA	(c	)	604	717	—	—	604	717	1,321	(192)	1978	2/6/07	10 to 25 years
Hibbing, MN	(a	)	242	298	—	—	242	298	540	(73)	1979	5/24/05	15 to 30 years

			Initial Cost to Company		Cost Capitalized Subsequent to Acquisition including impairment		Gross Amount at December 31, 2012 (e)						Life in which depreciation in latest Income Statement is computed
Description	Encumbrances		Land and Improvements	Buildings, Improvements	Improvements/ Land	Improvements/ building	Land and Improvements	Buildings, Improvements	Total	Final Accum	Date of Construction	Date Acquired
Hickory, NC	(a	)	292	818	—	—	292	818	1,110	(165)	2000	9/29/06	15 to 40 years
Hickory, NC	(a	)	1,105	851	—	—	1,105	851	1,956	(381)	1995	12/29/06	13 to 28 years
Hilliard, OH	(a	)	1,149	1,291	—	—	1,149	1,291	2,440	(348)	1997	9/24/04	15 to 30 years
Hiram, GA	(a	)	1,006	1,142	—	—	1,006	1,142	2,148	(305)	1987	2/28/06	15 to 30 years
Hodgkins, IL	(a	)	1,230	2,048	—	—	1,230	2,048	3,278	(468)	1993	12/29/06	15 to 30 years
Hope Mills, NC	(a	)	408	930	—	—	408	930	1,338	(212)	1990	9/29/06	15 to 30 years
Hornell, NY	(a	)	306	344	—	—	306	344	650	(247)	1978	12/29/06	10 to 15 years
Houston, TX	(a	)	1,286	263	—	—	1,286	263	1,549	(103)	1996	6/25/04	15 to 40 years
Houston, TX	(a	)	1,098	439	—	—	1,098	439	1,537	(198)	1995	6/25/04	15 to 40 years
Houston, TX	(a	)	1,156	352	—	—	1,156	352	1,508	(165)	1995	6/25/04	15 to 30 years
Houston, TX	(a	)	1,086	413	—	—	1,086	413	1,499	(167)	1994	6/25/04	15 to 40 years
Houston, TX	(a	)	585	561	—	—	585	561	1,146	(339)	1979	12/30/04	10 to 15 years
Houston, TX	(a	)	592	302	—	—	592	302	894	(102)	1979	9/28/06	15 to 20 years
Houston, TX	(a	)	2,844	1,620	—	—	2,844	1,620	4,464	(435)	1994	6/29/07	15 to 30 years
Houston, TX	(a	)	2,348	1,348	—	—	2,348	1,348	3,696	(397)	1997	6/29/07	15 to 30 years
Howland Township, OH	(a	)	973	640	—	—	973	640	1,613	(168)	1999	2/6/07	15 to 30 years
Hudson, NC	(a	)	794	616	—	—	794	616	1,410	(160)	1998	9/29/06	15 to 40 years
Hyattsville, MD	(a	)	702	245	—	—	702	245	947	(95)	1985	11/27/06	15 to 20 years
Independence, IA	(a	)	223	473	—	—	223	473	696	(298)	1976	9/23/05	10 to 15 years
Independence, MO	(a	)	1,450	1,967	—	—	1,450	1,967	3,417	(386)	2002	6/29/07	15 to 40 years
Independence, MO	(b	)	396	1,074	—	—	396	1,074	1,470	(57)	1984	10/3/11	15 to 30 years
Independence, OH	(a	)	496	488	—	—	496	488	984	(112)	1977	6/12/08	13 to 28 years
Indianapolis, IN	(a	)	460	587	—	—	460	587	1,047	(145)	1998	9/24/04	15 to 30 years
Indianapolis, IN	(a	)	258	262	—	—	258	262	520	(106)	1970	5/25/05	15 to 20 years
Indianapolis, IN	(a	)	266	310	—	—	266	310	576	(113)	1971	5/25/05	15 to 20 years
Indianapolis, IN	(a	)	170	749	—	—	170	749	919	(222)	1983	5/25/05	15 to 20 years
Indianapolis, IN	(a	)	449	153	—	—	449	153	602	(80)	1968	5/25/05	15 to 20 years
Indianapolis, IN	(a	)	370	150	—	—	370	150	520	(72)	1970	5/25/05	15 to 20 years
Indianapolis, IN	(a	)	1,971	2,295	—	—	1,971	2,295	4,266	(371)	2003	11/10/05	15 to 40 years
Jackson, GA	(b	)	467	729	—	—	467	729	1,196	(29)	1992	2/2/12	15 to 30 years
Jacksonville, FL	(a	)	480	631	—	—	480	631	1,111	(169)	1998	9/24/04	15 to 30 years
Jacksonville, FL	(a	)	930	910	—	—	930	910	1,840	(235)	1986	9/24/04	15 to 30 years
Jacksonville, FL	(a	)	872	509	—	—	872	509	1,381	(191)	1984	9/24/04	15 to 20 years
Jacksonville, FL	(a	)	487	871	—	—	487	871	1,358	(264)	1985	12/30/04	15 to 20 years
Jamestown, NY	(a	)	508	573	—	—	508	573	1,081	(195)	1988	11/10/05	15 to 20 years
Jockson Township, OH	(a	)	1,325	781	—	—	1,325	781	2,106	(196)	1989	2/6/07	15 to 30 years
Johnson City, TN	(c	)	718	450	—	—	718	450	1,168	—	1983	12/21/12	15 to 20 years
Joliet, IL	(a	)	245	193	—	—	245	193	438	(81)	1985	5/25/05	15 to 20 years
Joliet, IL	(a	)	1,994	1,207	—	—	1,994	1,207	3,201	(361)	1996	12/29/06	15 to 30 years
Jonesborough, TN	(c	)	576	329	—	—	576	329	905	—	1987	12/21/12	15 to 20 years
Kansas City, KS	(b	)	594	904	—	—	594	904	1,498	(51)	1999	10/3/11	15 to 30 years

			Initial Cost to Company		Cost Capitalized Subsequent to Acquisition including impairment		Gross Amount at December 31, 2012 (e)						Life in which depreciation in latest Income Statement is computed
Description	Encumbrances		Land and Improvements	Buildings, Improvements	Improvements/ Land	Improvements/ building	Land and Improvements	Buildings, Improvements	Total	Final Accum	Date of Construction	Date Acquired
Kansas City, KS	(a	)	349	425	—	—	349	425	774	(23)	1977	10/3/11	14 to 29 years
Kansas City, MO	(b	)	334	654	—	—	334	654	988	(37)	1985	10/3/11	15 to 30 years
Kansas City, MO	(a	)	245	447	—	—	245	447	692	(22)	1985	10/3/11	14 to 29 years
Kennesaw, GA	(a	)	907	499	—	—	907	499	1,406	(139)	2001	2/28/06	15 to 40 years
Kennesaw, GA	(a	)	487	334	—	—	487	334	821	(17)	1991	2/2/12	15 to 20 years
Kimball, TN	(a	)	367	283	—	176	367	459	826	(96)	1987	11/2/07	15 to 30 years
Kingsport, TN	(a	)	592	200	—	—	592	200	792	(186)	1992	11/23/04	15 to 20 years
Kingsport, TN	(c	)	384	877	—	—	384	877	1,261	—	1992	12/21/12	15 to 30 years
Kingwood, TX	(a	)	936	387	—	—	936	387	1,323	(173)	1994	6/25/04	15 to 30 years
Kingwood, WV	(c	)	618	677	—	—	618	677	1,295	—	1979	12/21/12	15 to 20 years
Knoxville, TN	(a	)	635	227	—	—	635	227	862	(164)	1995	11/23/04	15 to 20 years
Knoxville, TN	(a	)	547	230	—	—	547	230	777	(206)	1987	11/23/04	10 to 15 years
Knoxville, TN	(a	)	332	185	—	—	332	185	517	(69)	1977	9/1/05	15 to 20 years
Knoxville, TN	(a	)	561	305	—	—	561	305	866	(97)	1975	9/1/05	15 to 20 years
Knoxville, TN	(a	)	296	343	—	176	296	519	815	(99)	1978	11/2/07	15 to 30 years
Knoxville, TN	(a	)	172	700	—	—	172	700	872	(142)	1991	11/2/07	15 to 30 years
La Mesa, CA	(a	)	1,312	360	—	—	1,312	360	1,672	(239)	1984	7/28/04	10 to 15 years
La Vista, NE	(b	)	499	664	—	—	499	664	1,163	(34)	1992	10/3/11	15 to 30 years
Lafayette, GA	(a	)	246	434	—	176	246	610	856	(118)	1991	11/2/07	15 to 30 years
Lakeville, MN	(a	)	342	439	—	—	342	439	781	(101)	1988	5/24/05	15 to 30 years
Lancaster, PA	(a	)	308	161	—	—	308	161	469	(66)	1977	7/25/06	15 to 30 years
Lander, WY	(a	)	57	1,010	—	—	57	1,010	1,067	(293)	1883	12/29/06	15 to 20 years
Lanham, MD	(a	)	302	193	—	86	302	279	581	(75)	1980	11/27/06	15 to 20 years
Lebanon, PA	(a	)	616	316	—	176	616	492	1,108	(136)	1980	1/30/06	15 to 20 years
Leeds, AL	(a	)	907	926	—	31	907	957	1,864	(409)	2003	9/26/06	9 to 40 years
Lees Summit, MO	(a	)	590	69	55	(69)	645	—	645	—	1995	9/23/05	20 to 20 years
Lewis Center, OH	(a	)	626	560	—	—	626	560	1,186	(157)	1998	6/25/04	15 to 30 years
Lexington, KY	(a	)	636	362	—	—	636	362	998	(228)	1978	12/30/04	10 to 15 years
Lexington, KY	(a	)	713	451	—	—	713	451	1,164	(285)	1976	1/26/05	10 to 15 years
Lexington, KY	(a	)	1,267	944	—	—	1,267	944	2,211	(341)	1996	2/26/07	14 to 30 years
Lillington, NC	(a	)	419	687	—	—	419	687	1,106	(143)	1992	9/29/06	15 to 40 years
Lincoln, IL	(a	)	203	616	—	—	203	616	819	(207)	1990	9/23/05	15 to 20 years
Lithia Springs, GA	(b	)	323	408	—	—	323	408	731	(15)	2001	2/2/12	15 to 30 years
Little Rock, AR	(a	)	917	847	—	—	917	847	1,764	(224)	2004	7/7/05	15 to 30 years
Little Rock, AR	(a	)	699	1,700	—	—	699	1,700	2,399	(541)	1972	2/26/07	14 to 20 years
Lone Tree, CO	(a	)	1,717	1,117	—	—	1,717	1,117	2,834	(337)	2000	9/25/07	13 to 38 years
Louisville, KY	(a	)	334	251	—	—	334	251	585	(82)	1991	9/24/04	15 to 20 years
Louisville, KY	(a	)	1,010	577	—	—	1,010	577	1,587	(159)	1994	11/10/05	15 to 30 years
Louisville, KY	(a	)	854	514	—	—	854	514	1,368	(143)	1994	11/10/05	15 to 30 years
Lubbock, TX	(a	)	534	592	—	—	534	592	1,126	(164)	1997	12/30/04	15 to 30 years
Lubbock, TX	(a	)	687	856	—	—	687	856	1,543	(225)	2003	7/7/05	15 to 30 years

		Initial Cost to Company		Cost Capitalized Subsequent to Acquisition including impairment		Gross Amount at December 31, 2012 (e)						Life in which depreciation in latest Income Statement is computed
Description	Encumbrances	Land and Improvements	Buildings, Improvements	Improvements/ Land	Improvements/ building	Land and Improvements	Buildings, Improvements	Total	Final Accum	Date of Construction	Date Acquired
Lufkin, TX	(a)	927	790	—	—	927	790	1,717	(397)	1970	2/26/07	14 to 20 years
Mableton, GA	(a)	454	826	—	—	454	826	1,280	(177)	1987	2/28/06	15 to 30 years
Mableton, GA	(a)	634	578	—	—	634	578	1,212	(137)	1981	2/28/06	15 to 30 years
Madill, OK	(a)	352	648	—	—	352	648	1,000	(422)	1972	6/25/04	10 to 15 years
Madison, GA	(a)	892	739	—	—	892	739	1,631	(189)	1989	1/12/06	15 to 40 years
Madisonville, KY	(a)	1,198	819	—	—	1,198	819	2,017	(221)	1990	9/24/04	15 to 30 years
Manchester, IA	(a)	351	495	—	—	351	495	846	(311)	1977	9/23/05	10 to 15 years
Mansfield, OH	(a)	225	327	—	—	225	327	552	(106)	1972	5/25/05	15 to 20 years
Mansfield, TX	(a)	472	760	—	—	472	760	1,232	(223)	1991	12/29/06	15 to 30 years
Maple Grove, MN	(a)	1,852	1,096	—	—	1,852	1,096	2,948	(322)	1997	9/24/04	15 to 30 years
Maplewood, MN	(a)	214	250	—	—	214	250	464	(80)	1968	5/24/05	15 to 20 years
Maplewood, MO	(a)	180	225	—	—	180	225	405	(80)	1980	5/25/05	15 to 20 years
Maquoketa, IA	(a)	184	90	—	—	184	90	274	(79)	1973	9/23/05	10 to 15 years
Marietta, GA	1,571	3,908	8,630	—	—	3,908	8,630	12,538	(1,940)	1992	10/15/04	15 to 30 years
Marietta, GA	(a)	797	428	—	—	797	428	1,225	(142)	1990	2/28/06	15 to 30 years
Marion, IN	(a)	503	153	—	—	503	153	656	(76)	1990	9/24/04	15 to 20 years
Mars, PA	(a)	946	2,221	—	—	946	2,221	3,167	(523)	1990	6/25/04	15 to 30 years
Marshall, MN	(a)	121	239	—	—	121	239	360	(79)	1975	5/24/05	15 to 20 years
Martinsburg, WV	(a)	887	992	—	—	887	992	1,879	(254)	1999	12/29/05	15 to 30 years
Maryville, TN	(a)	810	306	—	—	810	306	1,116	(155)	1993	11/23/04	15 to 20 years
Matteson, IL	(a)	1,482	1,568	—	—	1,482	1,568	3,050	(393)	1999	12/29/06	15 to 30 years
Maumee, OH	(a)	1,505	1,817	(754)	(667)	751	1,150	1,901	(426)	1997	9/24/04	15 to 30 years
Mayfield, KY	(a)	307	596	—	—	307	596	903	(193)	1997	6/25/04	15 to 30 years
Mayfield, KY	(a)	316	603	—	—	316	603	919	(174)	1986	9/29/06	12 to 27 years
McAllen, TX	(a)	1,819	1,188	—	—	1,819	1,188	3,007	(385)	1997	6/29/07	15 to 30 years
McDonough, GA	(a)	938	697	—	—	938	697	1,635	(204)	1985	9/24/04	15 to 30 years
Mebane, NC	(a)	846	682	—	—	846	682	1,528	(167)	1993	9/29/06	15 to 30 years
Mechanicsburg, PA	(a)	801	481	—	—	801	481	1,282	(189)	1995	1/30/06	15 to 20 years
Mechanicsburg, PA	(a)	874	1,033	—	—	874	1,033	1,907	(207)	2002	1/17/07	15 to 40 years
Melbourne, FL	(c)	2,005	794	—	—	2,005	794	2,799	(238)	1986	12/31/07	15 to 40 years
Mentor, OH	(c)	873	790	—	—	873	790	1,663	(214)	2003	12/31/07	15 to 40 years
Mesa, AZ	(a)	1,318	234	—	—	1,318	234	1,552	(136)	1995	6/25/04	15 to 20 years
Mesa, AZ	(a)	676	911	—	—	676	911	1,587	(46)	1978	10/28/11	14 to 39 years
Miami, FL	(a)	602	14	—	—	602	14	616	(105)	1978	9/24/04	10 to 15 years
Miami, FL	(a)	596	105	—	—	596	105	701	(88)	1978	9/24/04	10 to 15 years
Midlothian, VA	(a)	823	1,151	—	—	823	1,151	1,974	(231)	1994	11/28/06	15 to 30 years
Milan, IL	(b)	161	533	—	—	161	533	694	(26)	1997	10/3/11	15 to 30 years
Millcreek Township, PA	(a)	463	565	—	—	463	565	1,028	(149)	1973	2/6/07	15 to 30 years
Milwaukee, WI	(a)	867	1,867	(525)	(1,045)	342	822	1,164	(402)	2001	12/29/06	13 to 30 years
Minneapolis, MN	(a)	205	197	—	—	205	197	402	(64)	1978	5/24/05	15 to 20 years
Mobile, AL	(a)	587	487	—	—	587	487	1,074	(158)	1985	9/24/04	15 to 20 years

			Initial Cost to Company		Cost Capitalized Subsequent to Acquisition including impairment		Gross Amount at December 31, 2012 (e)						Life in which depreciation in latest Income Statement is computed
Description	Encumbrances		Land and Improvements	Buildings, Improvements	Improvements/ Land	Improvements/ building	Land and Improvements	Buildings, Improvements	Total	Final Accum	Date of Construction	Date Acquired
Moline, IL	(b	)	424	520	—	—	424	520	944	(25)	2009	10/3/11	15 to 40 years
Moncks Corner, SC	(a	)	573	466	—	—	573	466	1,039	(191)	1998	9/24/04	15 to 20 years
Monroe Township, PA	(a	)	426	653	—	—	426	653	1,079	(175)	1976	2/6/07	15 to 30 years
Mooresville, IN	(a	)	560	549	—	—	560	549	1,109	(214)	1998	9/23/05	15 to 20 years
Morristown, TN	(a	)	588	781	—	—	588	781	1,369	(175)	1987	9/1/05	15 to 30 years
Morristown, TN	(a	)	436	290	—	—	436	290	726	(103)	1976	9/1/05	15 to 20 years
Morrow, GA	(a	)	652	450	—	—	652	450	1,102	(122)	1995	2/28/06	15 to 30 years
Morrow, GA	(b	)	530	568	—	—	530	568	1,098	(18)	2006	2/2/12	15 to 40 years
Moss Point, MS	(a	)	320	302	—	—	320	302	622	(182)	1984	9/24/04	10 to 15 years
Mount Carmel, TN	(c	)	499	536	—	—	499	536	1,035	—	1988	12/21/12	15 to 30 years
Mount Pleasant, MI	(a	)	485	642	—	—	485	642	1,127	(161)	1997	12/29/05	15 to 30 years
Mt. Pleasant, MI	(a	)	657	854	—	—	657	854	1,511	(200)	2010	12/29/06	13 to 38 years
Muskogee, OK	(a	)	968	1,259	—	—	968	1,259	2,227	(407)	1984	2/26/07	14 to 30 years
Nappanee, IN	(c	)	301	413	—	—	301	413	714	(155)	2005	12/21/07	15 to 20 years
New Albany, IN	(a	)	497	278	—	—	497	278	775	(99)	1992	9/24/04	15 to 30 years
New Cumberland, PA	(a	)	634	278	—	176	634	454	1,088	(133)	1990	1/30/06	15 to 20 years
New Orleans, LA	(a	)	312	240	—	—	312	240	552	(85)	1991	9/24/04	15 to 30 years
Newport News, VA	(c	)	1,184	311	—	—	1,184	311	1,495	(165)	1995	6/25/04	10 to 25 years
Niagara Falls, NY	(a	)	1,359	551	—	—	1,359	551	1,910	(159)	1979	11/10/05	15 to 30 years
Norcross, GA	(a	)	678	402	—	—	678	402	1,080	(138)	1982	2/28/06	15 to 20 years
Normal, IL	(c	)	394	240	—	—	394	240	634	—	1980	12/21/12	10 to 15 years
Norman, OK	(a	)	1,466	2,294	—	—	1,466	2,294	3,760	(605)	1992	7/2/07	15 to 30 years
Normandy, MO	(a	)	265	329	—	—	265	329	594	(117)	1978	5/25/05	15 to 20 years
North Canton, OH	(a	)	484	497	(14)	—	470	497	967	(176)	1989	12/29/06	15 to 20 years
North Little Rock, AR	(a	)	1,398	1,289	—	—	1,398	1,289	2,687	(459)	1993	9/23/05	15 to 20 years
Oak Ridge, TN	(a	)	419	634	—	—	419	634	1,053	(165)	1995	6/25/04	15 to 30 years
Oak Ridge, TN	(a	)	669	548	—	—	669	548	1,217	(119)	1976	9/1/05	15 to 30 years
Omaha, NE	(b	)	477	408	—	—	477	408	885	(20)	1994	10/3/11	15 to 30 years
Omaha, NE	(b	)	539	380	—	—	539	380	919	(15)	2006	10/3/11	15 to 40 years
Orange City, FL	(a	)	409	694	—	—	409	694	1,103	(250)	1984	9/24/04	11 to 20 years
Orlando, FL	(a	)	1,249	729	—	—	1,249	729	1,978	(286)	1985	6/25/04	15 to 20 years
Orlando, FL	(a	)	642	178	—	—	642	178	820	(136)	1967	12/30/04	10 to 15 years
Orlando, FL	(c	)	2,006	570	—	—	2,006	570	2,576	(165)	2002	12/31/07	15 to 40 years
Oshkosh, WI	(a	)	765	829	(40)	—	725	829	1,554	(317)	1984	12/29/05	15 to 20 years
Overland, MO	(a	)	278	494	—	—	278	494	772	(159)	1972	5/25/05	15 to 20 years
Owensboro, KY	(a	)	250	502	—	—	250	502	752	(91)	2000	6/25/04	30 to 30 years
Paducah, KY	(a	)	1,508	959	—	—	1,508	959	2,467	(341)	1984	2/26/07	14 to 30 years
Palatine, IL	(a	)	772	505	—	—	772	505	1,277	(182)	1972	9/29/06	15 to 20 years
Pana, IL	(a	)	168	128	—	—	168	128	296	(86)	1985	9/23/05	10 to 15 years
Parkersburg, WV	(a	)	416	658	—	75	416	733	1,149	(214)	1986	3/7/07	4 to 20 years
Parkersburg, WV	(c	)	457	309	—	—	457	309	766	—	1999	12/21/12	10 to 15 years

			Initial Cost to Company		Cost Capitalized Subsequent to Acquisition including impairment		Gross Amount at December 31, 2012 (e)						Life in which depreciation in latest Income Statement is computed
Description	Encumbrances		Land and Improvements	Buildings, Improvements	Improvements/ Land	Improvements/ building	Land and Improvements	Buildings, Improvements	Total	Final Accum	Date of Construction	Date Acquired
Parma Heightsd, OH	(a	)	598	535	—	—	598	535	1,133	(113)	2004	6/12/08	13 to 38 years
Pasadena, TX	(a	)	847	832	—	—	847	832	1,679	(502)	1973	12/30/04	10 to 15 years
Pasadena, TX	(a	)	810	739	—	—	810	739	1,549	(453)	1977	12/30/04	10 to 15 years
Paxton, IL	(a	)	324	658	—	—	324	658	982	(262)	1986	12/29/05	15 to 20 years
Pensacola, FL	(a	)	860	291	—	—	860	291	1,151	(226)	1977	7/28/04	10 to 15 years
Peoria, IL	(a	)	154	320	—	—	154	320	474	(113)	1976	5/25/05	15 to 20 years
Peoria, IL	(c	)	383	270	—	—	383	270	653	—	1980	12/21/12	10 to 15 years
Peoria, IL	(c	)	282	435	—	—	282	435	717	—	1980	12/21/12	15 to 20 years
Philippi, WV	(c	)	405	232	—	—	405	232	637	—	1986	12/21/12	10 to 15 years
Phoenix, AZ	(a	)	787	663	—	—	787	663	1,450	(45)	1964	10/28/11	14 to 29 years
Pineville, LA	(a	)	558	1,044	—	—	558	1,044	1,602	(258)	1996	6/25/04	11 to 30 years
Pittsburgh, PA	(a	)	1,289	1,871	—	—	1,289	1,871	3,160	(432)	1992	6/25/04	15 to 30 years
Plano, TX	(a	)	2,418	1,529	—	—	2,418	1,529	3,947	(349)	1998	6/29/07	15 to 40 years
Port Allen, LA	(a	)	521	575	—	—	521	575	1,096	(179)	1997	9/24/04	15 to 30 years
Powell, TN	(a	)	252	377	—	176	252	553	805	(113)	1982	11/2/07	15 to 30 years
Pulaski, VA	(a	)	444	236	—	—	444	236	680	(170)	1994	11/23/04	15 to 20 years
Quincy, FL	(a	)	1,015	416	—	—	1,015	416	1,431	(246)	1989	9/24/04	15 to 20 years
Radford, VA	(a	)	499	248	—	—	499	248	747	(200)	1995	11/23/04	15 to 20 years
Rapid City, SD	(a	)	878	1,657	—	—	878	1,657	2,535	(474)	1902	12/29/06	15 to 20 years
Rawlins, WY	(a	)	25	406	—	—	25	406	431	(125)	1958	12/29/06	15 to 20 years
Red Bank, TN	(a	)	610	557	—	—	610	557	1,167	(201)	1997	6/25/04	15 to 30 years
Reston, VA	(a	)	1,033	193	—	—	1,033	193	1,226	(80)	1977	11/27/06	15 to 20 years
Richmond, VA	(a	)	1,253	1,410	—	—	1,253	1,410	2,663	(295)	1977	11/28/06	15 to 30 years
Richmond, VA	(a	)	799	1,779	—	—	799	1,779	2,578	(348)	1994	11/28/06	15 to 30 years
Ringgold, GA	(a	)	387	374	—	—	387	374	761	(100)	1990	11/2/07	15 to 30 years
Rio Grande City, TX	(a	)	634	1,364	—	—	634	1,364	1,998	(272)	1999	4/1/05	15 to 40 years
Roanoke, VA	(a	)	493	929	—	—	493	929	1,422	(221)	1976	1/17/07	15 to 30 years
Rochester, MN	(a	)	561	83	66	(83)	627	—	627	—	1996	9/23/05	20 to 20 years
Rock Falls, IL	(a	)	314	631	—	—	314	631	945	(168)	1995	9/23/05	15 to 30 years
Rock Hill, SC	(a	)	373	722	—	—	373	722	1,095	(238)	1978	12/29/05	15 to 20 years
Rock Island, IL	(b	)	195	531	—	—	195	531	726	(27)	1994	10/3/11	15 to 30 years
Rogersville, TN	(c	)	384	964	—	—	384	964	1,348	—	1986	12/21/12	15 to 30 years
Romeoville, IL	(a	)	789	713	—	—	789	713	1,502	(233)	1999	9/23/05	15 to 20 years
Roswell, GA	(a	)	513	559	—	—	513	559	1,072	(17)	2006	2/2/12	15 to 40 years
Round Lake Beach, IL	(a	)	883	1,249	—	—	883	1,249	2,132	(270)	1998	12/29/06	15 to 40 years
Saint Ann, MO	(a	)	588	613	—	—	588	613	1,201	(245)	1985	9/23/05	15 to 20 years
Saint Cloud, FL	(a	)	1,193	557	—	—	1,193	557	1,750	(205)	1983	6/25/04	15 to 20 years
Saint Louis, MO	(a	)	828	351	—	—	828	351	1,179	(173)	1986	9/24/04	15 to 20 years
Saint Louis, MO	(a	)	503	651	—	—	503	651	1,154	(222)	1976	9/24/04	15 to 20 years
Salem, IL	(a	)	271	218	—	—	271	218	489	(65)	2000	7/28/04	15 to 30 years
San Antonio, TX	(a	)	517	373	—	—	517	373	890	(115)	2002	9/25/06	15 to 30 years

			Initial Cost to Company		Cost Capitalized Subsequent to Acquisition including impairment		Gross Amount at December 31, 2012 (e)						Life in which depreciation in latest Income Statement is computed
Description	Encumbrances		Land and Improvements	Buildings, Improvements	Improvements/ Land	Improvements/ building	Land and Improvements	Buildings, Improvements	Total	Final Accum	Date of Construction	Date Acquired
San Antonio, TX	(a	)	349	429	—	—	349	429	778	(150)	1983	9/25/06	15 to 20 years
San Antonio, TX	(a	)	428	339	—	—	428	339	767	(106)	2001	9/25/06	15 to 30 years
San Antonio, TX	(a	)	539	300	—	—	539	300	839	(115)	2001	9/25/06	15 to 30 years
Sandusky, OH	(a	)	922	406	(203)	(89)	719	317	1,036	(68)	1987	6/12/08	14 to 29 years
Sauk Centre, MN	(a	)	219	138	—	—	219	138	357	(60)	1979	5/24/05	15 to 20 years
Sauk Rapids, MN	(a	)	240	126	—	—	240	126	366	(49)	1978	5/24/05	15 to 20 years
Sedalia, MO	(a	)	751	662	—	—	751	662	1,413	(202)	1983	12/29/06	15 to 30 years
Shelbyville, IL	(a	)	265	122	—	—	265	122	387	(94)	1976	9/23/05	10 to 15 years
Shelbyville, IN	(c	)	549	752	—	—	549	752	1,301	(144)	2006	12/21/07	15 to 50 years
Sherman, TX	(a	)	1,013	1,286	—	—	1,013	1,286	2,299	(446)	1994	2/26/07	14 to 30 years
Shreveport, LA	(a	)	759	964	—	—	759	964	1,723	(326)	1964	2/26/07	14 to 20 years
Silver Spring, MD	(a	)	1,008	251	—	—	1,008	251	1,259	(105)	1983	11/27/06	15 to 20 years
So. Parkersburg, WV	(c	)	383	404	—	—	383	404	787	—	1986	12/21/12	15 to 20 years
Soddy Daisy, TN	(a	)	316	404	—	—	316	404	720	(109)	1989	11/2/07	15 to 30 years
South Charleston, WV	(c	)	524	541	—	—	524	541	1,065	—	1993	12/21/12	15 to 20 years
Springfield, IL	(a	)	1,072	642	—	—	1,072	642	1,714	(280)	1988	9/23/05	15 to 20 years
Springfield, IL	(a	)	571	630	—	—	571	630	1,201	(184)	1997	9/23/05	15 to 30 years
Springfield, IL	(c	)	1,115	771	—	—	1,115	771	1,886	(202)	1996	12/31/07	15 to 40 years
Springfield, MO	(a	)	1,655	1,467	—	—	1,655	1,467	3,122	(445)	1993	9/23/05	15 to 30 years
Springfield, MO	(a	)	439	719	—	—	439	719	1,158	(193)	2004	12/29/06	15 to 40 years
Springville, NY	(a	)	678	586	—	—	678	586	1,264	(151)	1988	11/10/05	15 to 30 years
St. Louis, MO	(a	)	290	211	—	—	290	211	501	(87)	1973	5/25/05	15 to 20 years
St. Louis, MO	(a	)	231	337	—	—	231	337	568	(112)	1972	5/25/05	15 to 20 years
St. Louis, MO	(a	)	189	227	—	—	189	227	416	(84)	1972	5/25/05	15 to 20 years
St. Louis, MO	(a	)	464	218	—	—	464	218	682	(100)	1978	5/25/05	15 to 20 years
Statesboro, GA	(a	)	779	777	—	—	779	777	1,556	(236)	1985	9/24/04	15 to 20 years
Sterling Heights, MI	(a	)	866	960	—	—	866	960	1,826	(234)	2000	12/29/05	15 to 30 years
Stillwater, MN	(a	)	1,051	1,051	—	—	1,051	1,051	2,102	(338)	1998	9/24/04	15 to 30 years
Stockbridge, GA	(b	)	388	353	—	—	388	353	741	(13)	2001	2/2/12	15 to 30 years
Stone Mountain, GA	(b	)	379	487	—	—	379	487	866	(17)	1986	2/2/12	15 to 30 years
Sun City, AZ	(a	)	771	372	—	—	771	372	1,143	(137)	1986	12/29/06	15 to 20 years
Superior, WI	(a	)	311	463	—	—	311	463	774	(143)	1976	5/24/05	15 to 20 years
Sweetwater, TN	(a	)	602	550	—	—	602	550	1,152	(141)	1999	12/29/06	15 to 40 years
Sweetwater, TN	(a	)	231	307	—	—	231	307	538	(87)	1979	11/2/07	15 to 30 years
Tarentum, PA	(c	)	1,481	676	—	—	1,481	676	2,157	(197)	2006	12/31/07	15 to 40 years
Taylorville, IL	(a	)	154	352	—	—	154	352	506	(205)	1980	9/23/05	10 to 15 years
Tempe, AZ	(a	)	480	361	—	—	480	361	841	(110)	2003	9/25/06	15 to 30 years
Thurmont, MD	(a	)	857	307	—	—	857	307	1,164	(119)	1985	11/27/06	15 to 20 years
Tipp City, OH	(a	)	789	332	—	—	789	332	1,121	(145)	1991	12/29/06	15 to 20 years
Tipton, IA	(a	)	240	408	—	—	240	408	648	(279)	1991	9/23/05	10 to 15 years
Tooele, UT	(a	)	552	624	—	—	552	624	1,176	(247)	1988	9/24/04	15 to 20 years

			Initial Cost to Company		Cost Capitalized Subsequent to Acquisition including impairment		Gross Amount at December 31, 2012 (e)						Life in which depreciation in latest Income Statement is computed
Description	Encumbrances		Land and Improvements	Buildings, Improvements	Improvements/ Land	Improvements/ building	Land and Improvements	Buildings, Improvements	Total	Final Accum	Date of Construction	Date Acquired
Trenton, GA	(a	)	300	227	—	—	300	227	527	(80)	1991	11/2/07	15 to 30 years
Tulsa, OK	(a	)	983	1,232	—	—	983	1,232	2,215	(376)	1976	2/26/07	14 to 30 years
Tulsa, OK	(a	)	1,540	1,997	—	—	1,540	1,997	3,537	(417)	2002	7/2/07	15 to 40 years
Two Harbors, MN	(a	)	136	248	—	—	136	248	384	(49)	1984	5/24/05	15 to 30 years
Upper Marlboro, MD	(a	)	290	172	—	—	290	172	462	(79)	1983	11/27/06	15 to 20 years
Valdosta, GA	(a	)	472	347	—	—	472	347	819	(105)	2000	12/29/06	15 to 30 years
Vandalia, IL	(a	)	409	202	—	—	409	202	611	(190)	1977	9/23/05	10 to 15 years
Vernon Township, PA	(a	)	981	1,056	—	—	981	1,056	2,037	(250)	1983	2/6/07	15 to 30 years
Villa Rica, GA	(a	)	807	629	—	—	807	629	1,436	(183)	1999	2/28/06	15 to 30 years
Vinton, IA	(a	)	121	114	—	—	121	114	235	(96)	1978	9/23/05	10 to 15 years
Walkersville, MD	(a	)	381	238	—	—	381	238	619	(86)	1985	11/27/06	15 to 20 years
Warren, MI	(a	)	488	215	—	—	488	215	703	(84)	1979	5/25/05	15 to 20 years
Warrenton, VA	(a	)	378	254	—	—	378	254	632	(98)	1985	12/19/06	15 to 20 years
Warwick, RI	(c	)	1,593	1,314	—	—	1,593	1,314	2,907	(301)	1990	12/31/07	15 to 40 years
Washington Park, IL	(a	)	119	324	—	—	119	324	443	(108)	1980	5/25/05	15 to 20 years
Washington, IL	(c	)	264	460	—	—	264	460	724	—	1980	12/21/12	15 to 20 years
Watertown, WI	(a	)	267	338	—	—	267	338	605	(95)	1986	12/21/07	13 to 18 years
Waynesburg , PA	(c	)	323	918	—	—	323	918	1,241	—	1982	12/21/12	15 to 30 years
Weslaco, TX	(a	)	900	2,306	—	—	900	2,306	3,206	(418)	2001	4/1/05	15 to 40 years
West Carrollton, OH	(a	)	699	515	(535)	(351)	164	164	328	(102)	1983	12/29/06	15 to 30 years
Westchester, IL	(a	)	765	437	—	—	765	437	1,202	(138)	1986	9/29/06	15 to 20 years
Weston, WV	(c	)	158	695	—	—	158	695	853	—	1981	12/21/12	15 to 30 years
White Township, PA	(a	)	331	323	—	—	331	323	654	(104)	1982	2/6/07	15 to 30 years
Wichita Falls, TX	(a	)	851	1,077	—	—	851	1,077	1,928	(505)	1976	2/26/07	14 to 20 years
Winchester, TN	(a	)	400	291	—	—	400	291	691	(106)	1993	12/29/06	15 to 20 years
Winter Springs, FL	(a	)	523	446	—	—	523	446	969	(179)	1988	12/30/04	15 to 20 years
Woodbury, MN	(a	)	555	411	—	—	555	411	966	(98)	1987	5/24/05	15 to 30 years
Wytheville, VA	(a	)	446	172	—	—	446	172	618	(121)	1995	11/23/04	15 to 20 years
Yukon, OK	(a	)	555	373	—	—	555	373	928	(136)	2003	9/30/04	15 to 30 years
General and discount retail properies
Aberdeen, SD	(b	)	3,857	3,348	—	—	3,857	3,348	7,205	(875)	1984	5/31/06	15 to 30 years
Ainsworth, NE	(a	)	360	1,829	—	—	360	1,829	2,189	(251)	2007	12/11/07	12 to 47 years
Albany, MO	(b	)	66	410	—	—	66	410	476	(89)	1990	5/31/06	15 to 30 years
Albert Lea, MN	(b	)	2,526	3,141	—	—	2,526	3,141	5,667	(1,054)	1985	5/31/06	15 to 20 years
Allegan, MI	(b	)	741	1,198	—	—	741	1,198	1,939	(318)	2000	5/31/06	15 to 30 years
Appleton, WI	(b	)	4,898	5,804	—	—	4,898	5,804	10,702	(1,286)	1971	5/31/06	15 to 30 years
Arcadia, WI	(b	)	673	983	—	—	673	983	1,656	(326)	2000	5/31/06	15 to 30 years
Archbold, OH	(b	)	631	1,229	—	—	631	1,229	1,860	(326)	2000	5/31/06	15 to 30 years
Ashland, WI	(b	)	462	791	—	—	462	791	1,253	(292)	1975	5/31/06	15 to 20 years
Ashwaubenon, WI	(b	)	6,155	6,298	—	—	6,155	6,298	12,453	(1,394)	1979	5/31/06	15 to 30 years

			Initial Cost to Company		Cost Capitalized Subsequent to Acquisition including impairment		Gross Amount at December 31, 2012 (e)						Life in which depreciation in latest Income Statement is computed
Description	Encumbrances		Land and Improvements	Buildings, Improvements	Improvements/ Land	Improvements/ building	Land and Improvements	Buildings, Improvements	Total	Final Accum	Date of Construction	Date Acquired
Ashwaubenon, WI	(b	)	264	1,681	—	—	264	1,681	1,945	(350)	2000	5/31/06	15 to 30 years
Attica, IN	(b	)	550	1,116	—	—	550	1,116	1,666	(301)	1999	5/31/06	15 to 30 years
Austin, MN	(b	)	4,246	4,444	—	—	4,246	4,444	8,690	(1,090)	1983	5/31/06	15 to 30 years
Bellevue, NE	(b	)	3,269	3,482	—	—	3,269	3,482	6,751	(872)	1984	5/31/06	15 to 30 years
Beloit, WI	(b	)	3,191	4,414	—	—	3,191	4,414	7,605	(1,455)	1978	5/31/06	15 to 20 years
Bethany, MO	(b	)	648	379	—	—	648	379	1,027	(184)	1974	5/31/06	15 to 20 years
Billings, MT	(b	)	3,035	4,509	(259)	—	2,776	4,509	7,285	(1,048)	1990	5/31/06	15 to 30 years
Bloomfield, IN	(b	)	639	940	—	—	639	940	1,579	(279)	1999	5/31/06	15 to 30 years
Boise, ID	(b	)	5,017	12,407	—	—	5,017	12,407	17,424	(3,697)	1992	5/31/06	15 to 30 years
Boise, ID	(b	)	2,036	5,555	—	—	2,036	5,555	7,591	(1,236)	1989	5/31/06	15 to 30 years
Boone County, IL	(b	)	3,061	3,609	—	—	3,061	3,609	6,670	(905)	1995	5/31/06	15 to 30 years
Brigham City, UT	(b	)	1,814	2,540	—	—	1,814	2,540	4,354	(625)	1990	5/31/06	15 to 30 years
Burlington, IA	(b	)	1,117	1,825	—	—	1,117	1,825	2,942	(575)	1985	5/31/06	15 to 20 years
Burlington, KS	(b	)	371	565	—	—	371	565	936	(209)	1990	5/31/06	15 to 20 years
Carrollton, MO	(b	)	352	345	—	—	352	345	697	(186)	1994	7/21/11	10 to 20 years
Centerville, TN	(b	)	420	776	—	—	420	776	1,196	(220)	2000	5/31/06	15 to 30 years
Clare, MI	(b	)	1,219	760	—	—	1,219	760	1,979	(321)	2000	5/31/06	15 to 30 years
Clarion, IA	(b	)	365	812	—	—	365	812	1,177	(219)	2000	5/31/06	15 to 30 years
Clintonville, WI	(b	)	495	1,089	—	—	495	1,089	1,584	(366)	1978	5/31/06	15 to 20 years
Coeur D’Alene, ID	(b	)	7,247	4,907	—	—	7,247	4,907	12,154	(1,596)	1987	5/31/06	15 to 20 years
De Pere, WI	(b	)	2,805	3,593	—	—	2,805	3,593	6,398	(1,085)	1967	5/31/06	15 to 20 years
De Pere, WI	(b	)	4,961	8,243	—	—	4,961	8,243	13,204	(3,458)	1987	5/31/06	15 to 20 years
Delavan, WI	(b	)	1,752	4,387	(118)	—	1,634	4,387	6,021	(1,019)	1995	5/31/06	15 to 30 years
Detroit Lakes, MN	(b	)	811	1,392	—	—	811	1,392	2,203	(473)	1974	5/31/06	15 to 20 years
Dixon, IL	(b	)	1,502	2,810	—	—	1,502	2,810	4,312	(696)	1993	5/31/06	15 to 30 years
Dowagiac, MI	(b	)	762	984	—	—	762	984	1,746	(284)	2000	5/31/06	15 to 30 years
Duluth, MN	(b	)	4,722	6,955	—	—	4,722	6,955	11,677	(1,558)	1993	5/31/06	15 to 30 years
Dyersville, IA	(b	)	381	1,082	—	—	381	1,082	1,463	(272)	2000	5/31/06	15 to 30 years
Eau Claire, WI	(b	)	3,652	5,217	—	—	3,652	5,217	8,869	(1,226)	1978	5/31/06	15 to 30 years
Escanaba, MI	(b	)	3,030	3,321	—	—	3,030	3,321	6,351	(1,061)	1971	5/31/06	15 to 20 years
Estherville, IA	(b	)	630	463	—	—	630	463	1,093	(216)	1976	5/31/06	15 to 20 years
Fairmont, MN	(b	)	2,393	3,546	—	—	2,393	3,546	5,939	(831)	1984	5/31/06	15 to 30 years
Fergus Falls, MN	(b	)	738	1,175	—	—	738	1,175	1,913	(376)	1986	5/31/06	15 to 20 years
Fond Du Lac, WI	(b	)	4,110	5,210	—	—	4,110	5,210	9,320	(1,155)	1985	5/31/06	15 to 30 years
Fort Atkinson, WI	(b	)	1,005	2,873	—	—	1,005	2,873	3,878	(671)	1984	5/31/06	15 to 30 years
Freeport, IL	(b	)	1,941	2,431	—	—	1,941	2,431	4,372	(699)	1994	5/31/06	15 to 30 years
Gallatin, MO	(b	)	57	405	—	—	57	405	462	(91)	1990	5/31/06	15 to 30 years
Glasgow, MT	(b	)	772	1,623	—	—	772	1,623	2,395	(429)	1998	5/31/06	15 to 30 years
Glenwood, MN	(b	)	775	1,404	—	—	775	1,404	2,179	(308)	1996	5/31/06	15 to 40 years
Gothenburg, NE	(a	)	391	1,798	—	—	391	1,798	2,189	(247)	2007	12/11/07	12 to 47 years
Grafton, WI	(b	)	2,952	4,206	—	—	2,952	4,206	7,158	(1,035)	1989	5/31/06	15 to 30 years

			Initial Cost to Company		Cost Capitalized Subsequent to Acquisition including impairment		Gross Amount at December 31, 2012 (e)						Life in which depreciation in latest Income Statement is computed
Description	Encumbrances		Land and Improvements	Buildings, Improvements	Improvements/ Land	Improvements/ building	Land and Improvements	Buildings, Improvements	Total	Final Accum	Date of Construction	Date Acquired
Grand Island, NE	(b	)	3,401	5,497	—	—	3,401	5,497	8,898	(1,365)	1983	5/31/06	15 to 30 years
Great Falls, MT	(b	)	2,998	4,929	—	—	2,998	4,929	7,927	(1,576)	1985	5/31/06	15 to 20 years
Green Bay, WI	(b	)	8,698	12,160	—	—	8,698	12,160	20,858	(3,567)	2000	5/31/06	15 to 20 years
Green Bay, WI	(b	)	4,788	4,605	—	—	4,788	4,605	9,393	(1,493)	1966	5/31/06	15 to 20 years
Greenfield, OH	(b	)	555	1,041	—	—	555	1,041	1,596	(283)	2000	5/31/06	15 to 30 years
Hart, MI	(b	)	565	1,377	—	—	565	1,377	1,942	(336)	1999	5/31/06	15 to 30 years
Havana, IL	(b	)	526	813	—	—	526	813	1,339	(231)	2000	5/31/06	15 to 30 years
Helena, MT	(b	)	3,176	5,583	(724)	—	2,452	5,583	8,035	(1,261)	1992	5/31/06	15 to 30 years
Hodgenville, KY	(b	)	709	838	—	—	709	838	1,547	(259)	1999	5/31/06	15 to 30 years
Houghton, MI	(b	)	1,963	4,025	—	—	1,963	4,025	5,988	(1,044)	1994	5/31/06	15 to 30 years
Howard, WI	(b	)	1,269	1,937	—	—	1,269	1,937	3,206	(421)	2005	5/31/06	15 to 40 years
Hutchinson, MN	(b	)	2,793	4,108	—	—	2,793	4,108	6,901	(949)	1991	5/31/06	15 to 30 years
Idaho Falls, ID	(b	)	1,721	3,231	—	—	1,721	3,231	4,952	(1,037)	1986	5/31/06	15 to 20 years
Jacksonville, IL	(b	)	3,603	3,569	—	—	3,603	3,569	7,172	(1,134)	1996	5/31/06	15 to 30 years
Janesville, WI	(b	)	3,166	4,808	—	—	3,166	4,808	7,974	(1,506)	1980	5/31/06	15 to 20 years
Kennewick, WA	(b	)	4,044	5,347	—	—	4,044	5,347	9,391	(1,272)	1989	5/31/06	15 to 30 years
Kenosha, WA	(b	)	3,079	4,259	—	—	3,079	4,259	7,338	(1,399)	1980	5/31/06	15 to 20 years
Kewaunee, WI	(b	)	872	758	—	—	872	758	1,630	(295)	2000	5/31/06	15 to 30 years
Kimberly, WI	(b	)	3,550	4,749	—	—	3,550	4,749	8,299	(1,451)	1979	5/31/06	15 to 20 years
Kingsford, MI	(b	)	3,736	3,570	—	—	3,736	3,570	7,306	(1,169)	1970	5/31/06	15 to 20 years
La Crosse, WI	(b	)	2,896	3,810	—	—	2,896	3,810	6,706	(1,210)	1978	5/31/06	15 to 20 years
Lake Hallie, WI	(b	)	2,627	3,965	—	—	2,627	3,965	6,592	(1,118)	1982	5/31/06	15 to 30 years
Lancaster, WI	(b	)	581	1,018	—	—	581	1,018	1,599	(282)	1999	5/31/06	15 to 30 years
Lander, WY	(b	)	289	589	—	—	289	589	878	(205)	1974	5/31/06	15 to 20 years
Layton, UT	(b	)	2,950	3,408	—	—	2,950	3,408	6,358	(836)	1988	5/31/06	15 to 30 years
Ledgeview, WI	(b	)	1,275	2,113	—	—	1,275	2,113	3,388	(457)	2005	5/31/06	15 to 40 years
Lewiston, ID	(b	)	409	2,999	—	—	409	2,999	3,408	(966)	1987	5/31/06	15 to 20 years
Liberty, KY	(b	)	474	945	—	—	474	945	1,419	(250)	2000	5/31/06	15 to 30 years
Lincoln, NE	(b	)	4,186	4,150	—	—	4,186	4,150	8,336	(948)	1983	5/31/06	15 to 30 years
Livingston, TN	(b	)	429	822	—	—	429	822	1,251	(227)	2000	5/31/06	15 to 30 years
Logan, UT	(b	)	454	3,453	—	—	454	3,453	3,907	(1,107)	1989	5/31/06	15 to 20 years
Loogootee, IN	(b	)	571	973	—	—	571	973	1,544	(274)	1999	5/31/06	15 to 30 years
Madison, SD	(b	)	1,060	1,015	—	—	1,060	1,015	2,075	(399)	1975	5/31/06	15 to 20 years
Madison, WI	(b	)	4,072	5,777	—	—	4,072	5,777	9,849	(1,316)	1988	5/31/06	15 to 30 years
Madison, WI	(b	)	2,836	4,522	—	—	2,836	4,522	7,358	(1,237)	1982	5/31/06	15 to 30 years
Madison, WI	(b	)	5,632	5,299	—	—	5,632	5,299	10,931	(1,246)	1980	5/31/06	15 to 30 years
Manistique, MI	(b	)	659	1,223	—	—	659	1,223	1,882	(331)	2000	5/31/06	15 to 30 years
Manitowoc, WI	(b	)	2,573	4,011	—	—	2,573	4,011	6,584	(1,307)	1977	5/31/06	15 to 20 years
Mankato, MN	(b	)	6,167	4,861	—	—	6,167	4,861	11,028	(1,524)	1971	5/31/06	15 to 20 years
Marinette, WI	(b	)	1,452	3,736	—	—	1,452	3,736	5,188	(886)	1990	5/31/06	15 to 30 years
Marion, KY	(b	)	724	765	—	—	724	765	1,489	(255)	2000	5/31/06	15 to 30 years

			Initial Cost to Company		Cost Capitalized Subsequent to Acquisition including impairment		Gross Amount at December 31, 2012 (e)						Life in which depreciation in latest Income Statement is computed
Description	Encumbrances		Land and Improvements	Buildings, Improvements	Improvements/ Land	Improvements/ building	Land and Improvements	Buildings, Improvements	Total	Final Accum	Date of Construction	Date Acquired
Marquette, MI	(b	)	4,423	5,774	—	—	4,423	5,774	10,197	(1,808)	1969	5/31/06	15 to 20 years
Marshall, MN	(b	)	4,152	2,872	—	—	4,152	2,872	7,024	(1,024)	1972	5/31/06	15 to 20 years
Marshfield, WI	(b	)	3,272	4,406	—	—	3,272	4,406	7,678	(1,350)	1968	5/31/06	15 to 20 years
Mason City, IA	(b	)	2,186	3,888	—	—	2,186	3,888	6,074	(1,233)	1985	5/31/06	15 to 20 years
Memphis, MO	(b	)	448	313	—	—	448	313	761	(140)	1983	5/31/06	15 to 20 years
Menasha, WI	(b	)	3,137	3,245	—	—	3,137	3,245	6,382	(811)	1981	5/31/06	15 to 30 years
Minerva, OH	(b	)	1,103	902	—	—	1,103	902	2,005	(337)	2000	5/31/06	15 to 30 years
Missoula, MT	(b	)	4,123	5,253	—	—	4,123	5,253	9,376	(1,600)	1987	5/31/06	15 to 20 years
Mitchell, IN	(b	)	554	791	—	—	554	791	1,345	(241)	2000	5/31/06	15 to 30 years
Mitchell, SD	(b	)	3,918	3,126	—	—	3,918	3,126	7,044	(1,033)	1973	5/31/06	15 to 20 years
Monmouth, IL	(b	)	2,037	1,166	—	—	2,037	1,166	3,203	(527)	1971	5/31/06	15 to 20 years
Monona, WI	(b	)	2,982	4,700	—	—	2,982	4,700	7,682	(1,142)	1981	5/31/06	15 to 30 years
Monroe, WI	(b	)	1,526	4,027	—	—	1,526	4,027	5,553	(938)	1994	5/31/06	15 to 30 years
Monticello, IL	(b	)	641	1,172	—	—	641	1,172	1,813	(314)	1999	5/31/06	15 to 30 years
Montpelier, OH	(b	)	557	1,130	—	—	557	1,130	1,687	(299)	2000	5/31/06	15 to 30 years
Morgantown, KY	(b	)	518	871	—	—	518	871	1,389	(241)	1999	5/31/06	15 to 30 years
Mount Ayr, IA	(b	)	228	666	—	—	228	666	894	(162)	1995	5/31/06	15 to 30 years
Mt Carmel, IL	(b	)	972	1,602	—	—	972	1,602	2,574	(560)	2000	5/31/06	15 to 20 years
Munfordville, KY	(b	)	672	766	—	—	672	766	1,438	(245)	2000	5/31/06	15 to 30 years
Nampa, ID	(b	)	2,080	4,014	—	—	2,080	4,014	6,094	(1,276)	1986	5/31/06	15 to 20 years
Neenah, WI	(b	)	2,944	5,595	(38)	—	2,906	5,595	8,501	(1,256)	1990	5/31/06	15 to 30 years
Newaygo, MI	(b	)	633	1,155	—	—	633	1,155	1,788	(305)	2000	5/31/06	15 to 30 years
Norfolk, NE	(b	)	2,701	2,912	—	—	2,701	2,912	5,613	(846)	1984	5/31/06	15 to 30 years
North Platte, NE	(b	)	2,734	3,378	—	—	2,734	3,378	6,112	(776)	1985	5/31/06	15 to 30 years
Oconto, WI	(b	)	496	1,176	—	—	496	1,176	1,672	(318)	2000	5/31/06	15 to 30 years
Ogden, UT	(b	)	2,448	3,864	—	—	2,448	3,864	6,312	(901)	1988	5/31/06	15 to 30 years
Omaha, NE	(b	)	1,024	7,113	—	—	1,024	7,113	8,137	(1,604)	1966	5/31/06	15 to 30 years
Omaha, NE	(b	)	5,320	4,086	—	—	5,320	4,086	9,406	(989)	1985	5/31/06	15 to 30 years
Omaha, NE	(b	)	5,477	3,986	—	—	5,477	3,986	9,463	(960)	1984	5/31/06	15 to 30 years
Omaha, NE	(b	)	7,431	14,273	—	—	7,431	14,273	21,704	(4,559)	2000	5/31/06	15 to 30 years
Onalaska, WI	(b	)	2,468	4,392	—	—	2,468	4,392	6,860	(1,028)	1989	5/31/06	15 to 30 years
O’Neill, NE	(a	)	400	1,752	—	—	400	1,752	2,152	(274)	1972	8/24/07	12 to 47 years
Osceola, IA	(b	)	322	422	—	—	322	422	744	(146)	1978	5/31/06	15 to 20 years
Oshkosh, WI	(b	)	3,594	4,384	—	—	3,594	4,384	7,978	(1,022)	1984	5/31/06	15 to 30 years
Park Rapids, MN	(b	)	877	1,089	—	—	877	1,089	1,966	(380)	1981	5/31/06	15 to 20 years
Perry, IA	(b	)	651	1,015	—	—	651	1,015	1,666	(298)	1998	5/31/06	15 to 30 years
Petersburg, IN	(b	)	799	678	—	—	799	678	1,477	(254)	1999	5/31/06	15 to 30 years
Pocatello, ID	(b	)	2,317	4,274	—	—	2,317	4,274	6,591	(1,365)	1986	5/31/06	15 to 20 years
Powell, WY	(b	)	1,264	859	—	—	1,264	859	2,123	(328)	1985	5/31/06	15 to 20 years
Provo, UT	(b	)	2,145	2,966	—	—	2,145	2,966	5,111	(724)	1988	5/31/06	15 to 30 years
Pt Washington, WI	(b	)	436	1,427	—	—	436	1,427	1,863	(312)	1982	5/31/06	15 to 40 years

			Initial Cost to Company		Cost Capitalized Subsequent to Acquisition including impairment		Gross Amount at December 31, 2012 (e)						Life in which depreciation in latest Income Statement is computed
Description	Encumbrances		Land and Improvements	Buildings, Improvements	Improvements/ Land	Improvements/ building	Land and Improvements	Buildings, Improvements	Total	Final Accum	Date of Construction	Date Acquired
Pullman, WA	(b	)	2,237	4,295	—	—	2,237	4,295	6,532	(1,023)	1996	5/31/06	15 to 30 years
Quincy, IL	(b	)	3,510	4,916	—	—	3,510	4,916	8,426	(1,552)	1986	5/31/06	15 to 20 years
Racine, WI	(b	)	3,076	5,305	—	—	3,076	5,305	8,381	(1,569)	1979	5/31/06	15 to 20 years
Rapid City, SD	(b	)	4,725	4,164	—	—	4,725	4,164	8,889	(1,064)	1988	5/31/06	15 to 30 years
Rawlins, WY	(b	)	430	581	—	—	430	581	1,011	(225)	1971	5/31/06	15 to 20 years
Redding, CA	(b	)	7,043	5,255	—	—	7,043	5,255	12,298	(1,233)	1989	5/31/06	15 to 30 years
Rice Lake, WI	(b	)	1,535	3,407	—	—	1,535	3,407	4,942	(872)	1995	5/31/06	15 to 30 years
River Falls, WI	(b	)	1,787	4,283	—	—	1,787	4,283	6,070	(1,011)	1994	5/31/06	15 to 30 years
Riverdale, UT	(b	)	3,023	3,063	(60)	—	2,963	3,063	6,026	(765)	1990	5/31/06	15 to 30 years
Rochester, MN	(b	)	6,466	4,232	—	—	6,466	4,232	10,698	(1,411)	1981	5/31/06	15 to 20 years
Rochester, MN	(b	)	6,189	4,511	—	—	6,189	4,511	10,700	(1,452)	1981	5/31/06	15 to 20 years
Rockville, IN	(b	)	628	939	—	—	628	939	1,567	(274)	1999	5/31/06	15 to 30 years
Rothschild, WI	(b	)	2,685	4,231	—	—	2,685	4,231	6,916	(1,369)	1977	5/31/06	15 to 20 years
Salt Lake City, UT	(b	)	3,260	3,937	—	—	3,260	3,937	7,197	(953)	1991	5/31/06	15 to 30 years
Scottsville, KY	(b	)	544	840	—	—	544	840	1,384	(239)	1999	5/31/06	15 to 30 years
Sheboygan, WI	(b	)	2,973	4,340	—	—	2,973	4,340	7,313	(1,142)	1993	5/31/06	15 to 30 years
Sioux Falls, SD	(b	)	4,907	4,023	—	—	4,907	4,023	8,930	(1,312)	1987	5/31/06	15 to 20 years
Smithville, TN	(b	)	570	733	(15)	—	555	733	1,288	(235)	2000	5/31/06	15 to 30 years
Somerville, TN	(b	)	345	537	—	—	345	537	882	(171)	2000	5/31/06	15 to 30 years
Spanish Fork, UT	(b	)	1,366	3,000	—	—	1,366	3,000	4,366	(705)	1991	5/31/06	15 to 30 years
Spokane Valley, WA	(b	)	1,014	3,005	—	—	1,014	3,005	4,019	(828)	1987	5/31/06	15 to 20 years
Spokane, WA	(b	)	3,781	4,934	—	—	3,781	4,934	8,715	(1,522)	1986	5/31/06	15 to 20 years
Spokane, WA	(b	)	3,437	5,047	—	—	3,437	5,047	8,484	(1,188)	1995	5/31/06	15 to 30 years
St Cloud, MN	(b	)	3,749	4,884	—	—	3,749	4,884	8,633	(1,538)	1985	5/31/06	15 to 20 years
St. Cloud, MN	(b	)	5,033	6,589	—	—	5,033	6,589	11,622	(1,508)	1991	5/31/06	15 to 30 years
Steven’S Point, WI	(b	)	1,383	5,401	—	—	1,383	5,401	6,784	(1,506)	1985	5/31/06	15 to 20 years
Sturgis, SD	(b	)	402	717	—	—	402	717	1,119	(251)	1984	5/31/06	15 to 20 years
Sullivan, IL	(b	)	557	879	—	—	557	879	1,436	(255)	1999	5/31/06	15 to 30 years
Thermopolis, WY	(a	)	589	1,600	—	—	589	1,600	2,189	(225)	2007	12/11/07	12 to 47 years
Tuscola, IL	(b	)	724	897	—	—	724	897	1,621	(282)	2000	5/31/06	15 to 30 years
Twin Falls, ID	(b	)	2,037	3,696	—	—	2,037	3,696	5,733	(1,177)	1986	5/31/06	15 to 20 years
Union Gap, WA	(b	)	481	4,079	—	—	481	4,079	4,560	(1,288)	1991	5/31/06	15 to 20 years
Vermillion, SD	(b	)	756	993	—	—	756	993	1,749	(348)	1984	5/31/06	15 to 20 years
Wahpeton, ND	(b	)	1,202	1,418	—	—	1,202	1,418	2,620	(521)	1971	5/31/06	15 to 20 years
Walla Walla, WA	(b	)	2,283	1,955	—	—	2,283	1,955	4,238	(499)	1989	5/31/06	15 to 30 years
Washington, IA	(b	)	719	865	—	—	719	865	1,584	(324)	1973	5/31/06	15 to 20 years
Watertown, SD	(b	)	3,064	3,519	—	—	3,064	3,519	6,583	(842)	1985	5/31/06	15 to 30 years
Watertown, WI	(b	)	3,124	4,436	—	—	3,124	4,436	7,560	(1,384)	1972	5/31/06	15 to 20 years
Waukon, IA	(b	)	604	971	—	—	604	971	1,575	(276)	1998	5/31/06	15 to 30 years
West Bend, WI	(b	)	3,310	4,069	—	—	3,310	4,069	7,379	(1,320)	1972	5/31/06	15 to 20 years
West Bountiful, UT	(b	)	2,952	3,897	—	—	2,952	3,897	6,849	(928)	1991	5/31/06	15 to 30 years

			Initial Cost to Company		Cost Capitalized Subsequent to Acquisition including impairment		Gross Amount at December 31, 2012 (e)						Life in which depreciation in latest Income Statement is computed
Description	Encumbrances		Land and Improvements	Buildings, Improvements	Improvements/ Land	Improvements/ building	Land and Improvements	Buildings, Improvements	Total	Final Accum	Date of Construction	Date Acquired
West Jordan, UT	(b	)	2,848	3,969	—	—	2,848	3,969	6,817	(970)	1988	5/31/06	15 to 30 years
West Valley City, UT	(b	)	2,780	4,005	—	—	2,780	4,005	6,785	(998)	1989	5/31/06	15 to 30 years
Winona, MN	(b	)	3,413	4,436	—	—	3,413	4,436	7,849	(1,482)	1986	5/31/06	15 to 20 years
Wisconsin Rapids, WI	(b	)	3,689	4,806	—	—	3,689	4,806	8,495	(1,498)	1969	5/31/06	15 to 20 years
Woodsfield, OH	(b	)	691	1,009	—	—	691	1,009	1,700	(298)	2000	5/31/06	15 to 30 years
Worthington, MN	(b	)	2,861	3,767	—	—	2,861	3,767	6,628	(901)	1984	5/31/06	15 to 30 years
Yakima, WA	(b	)	2,789	5,033	—	—	2,789	5,033	7,822	(1,169)	1988	5/31/06	15 to 30 years
Building material suppliers
Abingdon, VA	(b	)	401	814	—	—	401	814	1,215	(190)	1979	10/14/10	15 to 30 years
Alamogordo, NM	(b	)	645	861	—	—	645	861	1,506	(152)	1980	11/10/08	15 to 40 years
Altoona, PA	(b	)	342	545	—	—	342	545	887	(126)	1993	11/10/08	15 to 30 years
Arnold, MO	(b	)	973	553	—	—	973	553	1,526	(209)	1984	7/3/12	10 to 15 years
Asheville, NC	(b	)	2,013	2,307	—	—	2,013	2,307	4,320	(589)	1988	7/3/12	15 to 30 years
Ashland, KY	(b	)	1,009	1,032	—	—	1,009	1,032	2,041	(312)	1991	10/14/10	15 to 30 years
Auburn, NY	(b	)	397	786	—	—	397	786	1,183	(185)	1962	11/10/08	15 to 30 years
Aurora, CO	(a	)	2,562	2,740	—	—	2,562	2,740	5,302	(615)	1999	12/27/06	15 to 40 years
Bakersfield, CA	(b	)	1,235	1,659	—	—	1,235	1,659	2,894	(385)	1976	7/3/12	15 to 30 years
Bardstown, KY	(b	)	766	837	—	—	766	837	1,603	(207)	2000	11/10/08	15 to 40 years
Baton Rouge, LA	(b	)	1,568	5,806	—	—	1,568	5,806	7,374	(1,041)	2003	10/14/10	15 to 40 years
Beaver, WV	(b	)	169	375	—	—	169	375	544	(95)	1991	11/10/08	15 to 20 years
Binghamton, NY	(b	)	380	1,047	—	—	380	1,047	1,427	(194)	1975	7/3/12	15 to 30 years
Bradenton, FL	(b	)	2,160	3,030	—	—	2,160	3,030	5,190	(864)	2006	4/27/07	15 to 40 years
Bridgeport, OH	(b	)	360	544	—	—	360	544	904	(163)	1984	11/10/08	15 to 20 years
Buckhannon, WV	(b	)	343	733	—	—	343	733	1,076	(145)	1982	11/10/08	15 to 30 years
Cambridge, MD	(b	)	465	446	—	—	465	446	911	(123)	1988	7/3/12	15 to 20 years
Cambridge, OH	(b	)	542	781	—	—	542	781	1,323	(192)	1978	11/10/08	15 to 30 years
Charlottesville, VA	(b	)	414	663	—	—	414	663	1,077	(128)	1981	6/2/08	15 to 30 years
Chattaroy, WV	(b	)	107	227	—	—	107	227	334	(97)	1982	11/10/08	10 to 15 years
Clarksville, TN	(b	)	1,145	1,972	—	—	1,145	1,972	3,117	(490)	2005	4/27/07	15 to 40 years
Columbus, OH	(b	)	786	397	—	—	786	397	1,183	(142)	1970	11/10/08	15 to 20 years
Cumberland, MD	(b	)	678	353	—	—	678	353	1,031	(136)	1996	7/3/12	15 to 20 years
Danville, IN	(b	)	831	923	—	—	831	923	1,754	(167)	1993	11/10/08	15 to 40 years
Danville, KY	(b	)	502	703	—	—	502	703	1,205	(176)	1995	11/10/08	15 to 40 years
Dayton, TN	(b	)	437	816	—	—	437	816	1,253	(144)	1999	6/11/08	15 to 40 years
Denton, TX	(b	)	2,308	1,888	—	—	2,308	1,888	4,196	(440)	2005	4/27/07	15 to 40 years
Depew, NY	(b	)	398	1,108	—	—	398	1,108	1,506	(294)	1960	11/10/08	15 to 20 years
Douglassville, PA	(b	)	440	447	—	—	440	447	887	(162)	1979	11/10/08	15 to 20 years
East Syracuse, NY	(b	)	975	746	—	—	975	746	1,721	(173)	1970	11/10/08	15 to 30 years
Empire, OH	(b	)	595	394	—	—	595	394	989	(136)	1971	11/10/08	15 to 20 years
Fayetteville, NC	(b	)	785	2,243	—	—	785	2,243	3,028	(572)	2006	4/27/07	15 to 40 years
Fort Myers, FL	(b	)	2,401	3,148	—	—	2,401	3,148	5,549	(742)	1973	7/3/12	15 to 30 years

			Initial Cost to Company		Cost Capitalized Subsequent to Acquisition including impairment		Gross Amount at December 31, 2012 (e)						Life in which depreciation in latest Income Statement is computed
Description	Encumbrances		Land and Improvements	Buildings, Improvements	Improvements/ Land	Improvements/ building	Land and Improvements	Buildings, Improvements	Total	Final Accum	Date of Construction	Date Acquired
Fortson, GA	(b	)	1,120	1,006	—	—	1,120	1,006	2,126	(308)	2002	10/14/10	15 to 40 years
Georgetown, KY	(b	)	769	885	—	—	769	885	1,654	(234)	1998	6/11/08	15 to 40 years
Georgetown, TX	(b	)	1,587	3,114	—	—	1,587	3,114	4,701	(609)	2006	4/27/07	15 to 40 years
Greensburg, PA	(b	)	391	793	—	—	391	793	1,184	(191)	1977	11/30/09	15 to 40 years
Greenwood, IN	(b	)	1,515	477	—	—	1,515	477	1,992	(256)	1970	7/3/12	15 to 20 years
Guilderland, NY	(b	)	510	512	—	—	510	512	1,022	(147)	1965	11/10/08	15 to 20 years
Gurnee, IL	(b	)	2,036	2,523	—	—	2,036	2,523	4,559	(600)	1998	7/3/12	15 to 30 years
Hendersonville, TN	(b	)	1,555	2,341	—	—	1,555	2,341	3,896	(571)	2006	4/27/07	15 to 40 years
Highspire, PA	(b	)	801	2,211	—	—	801	2,211	3,012	(490)	2005	4/27/07	15 to 40 years
Huntersville, NC	(b	)	1,418	2,644	—	—	1,418	2,644	4,062	(623)	2006	4/27/07	15 to 40 years
Huntington, WV	(b	)	907	1,275	—	—	907	1,275	2,182	(336)	1985	10/14/10	15 to 30 years
Indianapolis, IN	(b	)	849	582	—	—	849	582	1,431	(165)	1970	11/10/08	15 to 20 years
Jefferson City, TN	(b	)	1,059	1,517	—	—	1,059	1,517	2,576	(344)	1999	7/3/12	15 to 30 years
Jeffersonville, IN	(b	)	717	730	—	—	717	730	1,447	(193)	1945	7/3/12	15 to 20 years
Keller, VA	(b	)	244	959	—	—	244	959	1,203	(177)	1995	10/14/10	15 to 40 years
Knoxville, TN	(b	)	1,199	737	—	—	1,199	737	1,936	(238)	1972	11/10/08	15 to 30 years
Lehighton, PA	(b	)	645	593	—	—	645	593	1,238	(163)	1996	7/3/12	15 to 30 years
Lexington, KY	(b	)	871	1,105	—	—	871	1,105	1,976	(311)	1970	10/14/10	15 to 30 years
Lexington, SC	(b	)	1,250	2,153	—	—	1,250	2,153	3,403	(456)	2006	4/27/07	15 to 40 years
Lincoln, NE	(b	)	1,822	2,158	—	—	1,822	2,158	3,980	(497)	1985	11/10/08	15 to 30 years
London, KY	(b	)	698	701	—	—	698	701	1,399	(205)	1979	11/10/08	15 to 20 years
Loretto, PA	(b	)	283	1,144	—	—	283	1,144	1,427	(272)	1965	10/14/10	15 to 20 years
Louisville, KY	(b	)	737	758	—	—	737	758	1,495	(213)	1963	11/10/08	15 to 30 years
Louisville, KY	(b	)	800	1,274	—	—	800	1,274	2,074	(363)	1963	10/14/10	15 to 20 years
Lubbock, TX	(b	)	288	1,110	—	—	288	1,110	1,398	(228)	1976	11/10/08	15 to 30 years
Madison Heights, VA	(b	)	536	1,228	—	—	536	1,228	1,764	(236)	1981	7/3/12	15 to 30 years
Madisonville, TN	(b	)	418	815	—	—	418	815	1,233	(143)	1999	6/11/08	15 to 40 years
Manassas, VA	(b	)	3,591	2,021	—	—	3,591	2,021	5,612	(354)	2005	4/27/07	15 to 40 years
Martinsville, IN	(b	)	385	289	—	—	385	289	674	(88)	1990	7/3/12	15 to 30 years
Mechanicsville, MA	(b	)	772	2,110	—	—	772	2,110	2,882	(417)	1996	10/14/10	15 to 40 years
Milesburg, PA	(b	)	323	537	—	—	323	537	860	(153)	1973	11/10/08	15 to 20 years
Milton, WV	(b	)	68	169	—	—	68	169	237	(72)	1977	11/10/08	10 to 15 years
Mishawaka, IN	(b	)	357	396	—	—	357	396	753	(108)	1979	7/3/12	10 to 15 years
Moorefield, WV	(b	)	572	310	—	—	572	310	882	(68)	1996	11/10/08	15 to 40 years
Morgantown, WV	(b	)	930	307	—	—	930	307	1,237	(90)	1994	11/10/08	15 to 30 years
Moundsville, WV	(b	)	712	309	—	—	712	309	1,021	(79)	1969	11/10/08	15 to 30 years
Mount Airy, MD	(b	)	4,653	2,878	—	—	4,653	2,878	7,531	(993)	1986	7/3/12	15 to 20 years
Mt. Pleasant Borough, PA	(b	)	399	623	—	—	399	623	1,022	(154)	1997	11/10/08	15 to 30 years
Murfreesboro, TN	(b	)	612	1,244	—	—	612	1,244	1,856	(299)	1968	11/30/09	15 to 40 years
Murrysville, PA	(b	)	963	1,199	—	—	963	1,199	2,162	(344)	1968	10/14/10	15 to 20 years
Narrows, VA	(b	)	195	688	—	—	195	688	883	(139)	1985	10/14/10	15 to 30 years

			Initial Cost to Company		Cost Capitalized Subsequent to Acquisition including impairment		Gross Amount at December 31, 2012 (e)						Life in which depreciation in latest Income Statement is computed
Description	Encumbrances		Land and Improvements	Buildings, Improvements	Improvements/ Land	Improvements/ building	Land and Improvements	Buildings, Improvements	Total	Final Accum	Date of Construction	Date Acquired
New Castle, PA	(b	)	494	855	—	—	494	855	1,349	(205)	1995	10/14/10	15 to 30 years
Niagara Falls, NY	(b	)	289	807	—	—	289	807	1,096	(195)	1981	10/14/10	15 to 20 years
North Bluefield, WV	(b	)	217	492	—	—	217	492	709	(92)	1983	11/10/08	15 to 40 years
Northport, AL	(b	)	2,041	1,946	—	—	2,041	1,946	3,987	(647)	2006	4/27/07	15 to 40 years
Oakland, MD	(b	)	804	809	—	—	804	809	1,613	(239)	1993	11/10/08	15 to 40 years
Ocean View, DE	(b	)	2,121	2,877	—	—	2,121	2,877	4,998	(743)	1970	10/14/10	15 to 40 years
Orchard Park, NY	(b	)	304	1,488	—	—	304	1,488	1,792	(333)	1966	10/14/10	15 to 20 years
Oriskany, NY	(b	)	618	749	—	—	618	749	1,367	(187)	1965	7/3/12	15 to 20 years
Pataskala, OH	(b	)	796	656	—	—	796	656	1,452	(197)	1998	11/10/08	15 to 20 years
Patchogue, NY	(b	)	1,869	797	—	—	1,869	797	2,666	(379)	1985	10/14/10	15 to 20 years
Pine Township, PA	(b	)	243	863	—	—	243	863	1,106	(181)	1991	10/14/10	15 to 30 years
Piperton, TN	(b	)	1,338	1,916	—	—	1,338	1,916	3,254	(440)	2006	4/27/07	15 to 40 years
Plant City, FL	(b	)	2,192	3,280	—	—	2,192	3,280	5,472	(898)	2004	10/14/10	15 to 30 years
Pulaski, VA	(b	)	882	1,040	—	—	882	1,040	1,922	(253)	1979	7/3/12	15 to 30 years
Raleigh, NC	(b	)	1,066	2,497	—	—	1,066	2,497	3,563	(567)	1975	10/14/10	15 to 30 years
Ranson, WV	(b	)	1,020	1,955	—	—	1,020	1,955	2,975	(479)	2005	4/27/07	15 to 40 years
Richland, MS	(b	)	1,351	2,279	—	—	1,351	2,279	3,630	(472)	2005	4/27/07	15 to 40 years
Richmond, KY	(b	)	732	720	—	—	732	720	1,452	(191)	1976	11/10/08	15 to 30 years
Richmond, VA	(b	)	384	1,380	—	—	384	1,380	1,764	(244)	1977	7/3/12	15 to 20 years
Riverhead, NY	(b	)	1,146	1,402	—	—	1,146	1,402	2,548	(299)	1984	6/2/08	15 to 30 years
Rockaway, NJ	(b	)	1,826	948	—	—	1,826	948	2,774	(366)	1974	7/3/12	15 to 20 years
Russellville, KY	(b	)	293	541	—	—	293	541	834	(142)	1995	11/10/08	15 to 30 years
San Antonio, TX	(b	)	1,403	2,195	—	—	1,403	2,195	3,598	(552)	2004	4/27/07	15 to 40 years
Selbyville, DE	(b	)	919	1,434	—	—	919	1,434	2,353	(386)	1970	10/14/10	15 to 20 years
Seymour, IN	(b	)	506	494	—	—	506	494	1,000	(171)	1995	10/14/10	15 to 30 years
Somerset, KY	(b	)	731	802	—	—	731	802	1,533	(181)	1998	11/10/08	15 to 40 years
Somerset, PA	(b	)	257	604	—	—	257	604	861	(136)	1979	11/10/08	15 to 30 years
Tonawanda, NY	(b	)	168	1,104	—	—	168	1,104	1,272	(238)	1968	10/14/10	15 to 20 years
Troutville, VA	(b	)	542	802	—	—	542	802	1,344	(140)	1979	11/10/08	15 to 40 years
Versailles, KY	(b	)	825	1,059	—	—	825	1,059	1,884	(299)	1978	10/14/10	15 to 30 years
Watertown, NY	(b	)	435	833	—	—	435	833	1,268	(172)	1997	7/3/12	15 to 30 years
Waynesboro, PA	(b	)	248	801	—	—	248	801	1,049	(160)	1996	11/10/08	15 to 30 years
West Springfield, MA	(b	)	1,443	1,467	—	—	1,443	1,467	2,910	(562)	1983	10/14/10	10 to 17 years
Winchester, KY	(b	)	720	646	—	—	720	646	1,366	(181)	1983	11/10/08	15 to 30 years
York, PA	(b	)	1,213	670	—	—	1,213	670	1,883	(257)	1970	7/3/12	10 to 15 years
Yuma, AZ	(b	)	1,623	2,721	—	—	1,623	2,721	4,344	(564)	2006	4/27/07	15 to 40 years
Automotive dealers, parts and service properties
Alabaster, AL	(a	)	631	1,010	—	—	631	1,010	1,641	(137)	1995	12/22/06	40 to 40 years
Albany, GA	(c	)	242	572	—	—	242	572	814	(97)	1982	9/7/07	15 to 40 years
Albany, GA	(c	)	281	575	—	—	281	575	856	(140)	1997	9/7/07	15 to 30 years

		Initial Cost to Company		Cost Capitalized Subsequent to Acquisition including impairment		Gross Amount at December 31, 2012 (e)						Life in which depreciation in latest Income Statement is computed
Description	Encumbrances	Land and Improvements	Buildings, Improvements	Improvements/ Land	Improvements/ building	Land and Improvements	Buildings, Improvements	Total	Final Accum	Date of Construction	Date Acquired
Auburn, AL	(a)	354	1,182	30	78	384	1,260	1,644	(236)	1987	12/22/06	15 to 30 years
Auburn, AL	(c)	676	646	—	—	676	646	1,322	(167)	1995	9/7/07	15 to 30 years
Bessemer, AL	(a)	358	1,197	—	—	358	1,197	1,555	(162)	1988	12/22/06	40 to 40 years
Birmingham, AL	(a)	372	1,073	—	—	372	1,073	1,445	(194)	1965	12/22/06	30 to 30 years
Birmingham, AL	(a)	607	1,379	—	—	607	1,379	1,986	(187)	1988	12/22/06	40 to 40 years
Birmingham, AL	(a)	339	858	—	—	339	858	1,197	(116)	1990	12/22/06	40 to 40 years
Birmingham, AL	(a)	343	901	—	—	343	901	1,244	(122)	1989	12/22/06	40 to 40 years
Birmingham, AL	(a)	417	1,237	—	—	417	1,237	1,654	(168)	1970	12/22/06	40 to 40 years
Birmingham, AL	(a)	334	1,119	—	—	334	1,119	1,453	(152)	1989	12/22/06	40 to 40 years
Birmingham, AL	(a)	300	839	—	—	300	839	1,139	(91)	1998	12/22/06	50 to 50 years
Caldwell, TX	(a)	1,775	1,725	—	—	1,775	1,725	3,500	(531)	2000	12/31/07	11 to 36 years
Clinton Township, MI	(a)	5,430	7,254	(3,116)	(3,779)	2,314	3,475	5,789	(1,251)	1999	1/9/07	3 to 30 years
Conroe, TX	(a)	4,338	448	955	145	5,293	593	5,886	(947)	2005	11/17/06	12 to 47 years
Crestview, FL	(c)	544	743	—	—	544	743	1,287	(159)	1975	9/7/07	15 to 30 years
Decatur, AL	(a)	187	1,174	—	98	187	1,272	1,459	(135)	2000	12/22/06	20 to 50 years
Decatur, AL	(a)	84	803	—	—	84	803	887	(87)	2001	12/22/06	50 to 50 years
Dothan, AL	(c)	162	659	—	—	162	659	821	(139)	1996	9/7/07	15 to 30 years
Florence, AL	(a)	130	1,128	—	—	130	1,128	1,258	(122)	1999	12/22/06	50 to 50 years
Gardendale, AL	(a)	586	1,274	—	—	586	1,274	1,860	(173)	1989	12/22/06	40 to 40 years
Greenville, SC	(a)	2,561	1,526	—	—	2,561	1,526	4,087	(750)	1999	12/28/05	15 to 30 years
Gulf Breeze, FL	(c)	296	457	—	—	296	457	753	(100)	1993	9/7/07	15 to 30 years
Houston, TX	(c)	2,214	2,504	—	—	2,214	2,504	4,718	(655)	1992	6/29/07	6 to 30 years
Huntsville, AL	(a)	778	1,686	—	—	778	1,686	2,464	(402)	1997	2/23/04	15 to 30 years
Huntsville, AL	(a)	184	1,037	—	—	184	1,037	1,221	(112)	2001	12/22/06	50 to 50 years
Huntsville, AL	(a)	252	917	—	—	252	917	1,169	(166)	1965	12/22/06	30 to 30 years
Huntsville, AL	(a)	374	1,295	—	109	374	1,404	1,778	(184)	1997	12/22/06	20 to 40 years
Huntsville, AL	(a)	195	1,649	—	—	195	1,649	1,844	(223)	1993	12/22/06	40 to 40 years
Huntsville, AL	(a)	295	893	—	—	295	893	1,188	(121)	1994	12/22/06	40 to 40 years
Irving, TX	(a)	7,348	970	—	—	7,348	970	8,318	(1,307)	1960	6/1/06	12 to 27 years
Irving, TX	(a)	931	268	—	—	931	268	1,199	(99)	1965	4/19/07	12 to 18 years
Jacksonville, FL	11,080	6,155	10,957	—	—	6,155	10,957	17,112	(1,550)	2005	6/30/05	15 to 40 years
Jacksonville, FL	(a)	3,170	938	—	—	3,170	938	4,108	(338)	1989	12/28/05	15 to 30 years
Kennesaw, GA	(a)	3,931	5,334	—	—	3,931	5,334	9,265	(230)	1995	2/16/12	15 to 30 years
Lincoln, NE	(a)	1,318	1,604	—	—	1,318	1,604	2,922	(449)	1972	7/13/07	11 to 26 years
Madison, AL	(a)	211	1,401	—	—	211	1,401	1,612	(190)	1997	12/22/06	40 to 40 years
Madison, AL	(a)	359	1,505	—	—	359	1,505	1,864	(204)	1995	12/22/06	40 to 40 years
Marianna, FL	(c)	283	452	—	—	283	452	735	(96)	1994	9/7/07	15 to 40 years
Midlothian, VA	6,925	4,775	6,056	—	—	4,775	6,056	10,831	(849)	2004	6/30/05	15 to 40 years
Milton, FL	(c)	137	577	—	—	137	577	714	(122)	1986	9/7/07	15 to 30 years
Mobile, AL	(c)	157	508	—	—	157	508	665	(110)	1982	9/7/07	15 to 30 years
Mobile, AL	(c)	155	500	—	—	155	500	655	(108)	1984	9/7/07	15 to 30 years

		Initial Cost to Company		Cost Capitalized Subsequent to Acquisition including impairment		Gross Amount at December 31, 2012 (e)						Life in which depreciation in latest Income Statement is computed
Description	Encumbrances	Land and Improvements	Buildings, Improvements	Improvements/ Land	Improvements/ building	Land and Improvements	Buildings, Improvements	Total	Final Accum	Date of Construction	Date Acquired
Mobile, AL	(c)	167	601	—	—	167	601	768	(130)	1990	9/7/07	15 to 30 years
Mobile, AL	(c)	89	501	—	—	89	501	590	(101)	1982	11/30/07	15 to 30 years
Montgomery, AL	(c)	398	626	—	—	398	626	1,024	(148)	1997	9/7/07	15 to 30 years
Montgomery, AL	(c)	241	628	—	—	241	628	869	(136)	1997	9/7/07	15 to 30 years
Montgomery, AL	(c)	422	857	—	—	422	857	1,279	(187)	1992	9/7/07	15 to 30 years
Montgomery, AL	(c)	303	636	—	—	303	636	939	(141)	1996	9/7/07	15 to 30 years
Montgomery, AL	(c)	275	528	—	—	275	528	803	(127)	1988	9/7/07	15 to 30 years
Moultrie, GA	(c)	179	271	—	—	179	271	450	(96)	1983	9/7/07	15 to 20 years
Niceville, FL	(c)	458	454	—	—	458	454	912	(86)	1996	9/7/07	15 to 40 years
Ontario, CA	9,348	7,981	6,937	—	—	7,981	6,937	14,918	(965)	2005	6/30/05	15 to 40 years
Opelika, AL	(c)	503	628	—	—	503	628	1,131	(157)	1995	9/7/07	15 to 30 years
Oxford, AL	(a)	120	1,224	—	—	120	1,224	1,344	(166)	1990	12/22/06	40 to 40 years
Pensacola, FL	(c)	238	564	—	—	238	564	802	(123)	1994	9/7/07	15 to 30 years
Pensacola, FL	(c)	104	333	—	—	104	333	437	(78)	1968	9/7/07	15 to 30 years
Pensacola, FL	(c)	148	459	—	—	148	459	607	(98)	1972	9/7/07	15 to 30 years
Pensacola, FL	(c)	195	569	—	—	195	569	764	(127)	1983	9/7/07	15 to 30 years
Pensacola, FL	(c)	150	575	—	—	150	575	725	(127)	1986	9/7/07	15 to 30 years
Pinson, AL	(a)	320	916	—	—	320	916	1,236	(99)	2001	12/22/06	50 to 50 years
Plano, TX	(c)	3,064	2,707	—	—	3,064	2,707	5,771	(829)	1992	6/29/07	5 to 30 years
Pompano Beach, FL	7,271	6,153	5,010	—	—	6,153	5,010	11,163	(705)	2004	6/30/05	15 to 40 years
Portland, ME	(a)	650	566	—	—	650	566	1,216	(163)	1993	3/7/07	13 to 28 years
Spanish Fort, AL	(c)	563	607	—	—	563	607	1,170	(174)	1993	9/7/07	15 to 30 years
Straban Township, PA	(a)	1,385	3,259	—	—	1,385	3,259	4,644	(890)	2005	2/16/07	5 to 30 years
Tulsa, OK	(a)	1,225	373	—	—	1,225	373	1,598	(387)	1999	12/28/05	15 to 20 years
Tulsa, OK	(a)	1,808	4,539	—	—	1,808	4,539	6,347	(1,131)	1992	5/26/06	10 to 30 years
Valdosta, GA	(c)	376	576	—	—	376	576	952	(132)	1996	11/30/07	15 to 30 years
Specialty retail properties
Abilene, TX	(a)	1,316	2,649	—	—	1,316	2,649	3,965	(530)	2000	5/19/05	15 to 40 years
Algonquin, IL	(a)	4,171	5,613	—	—	4,171	5,613	9,784	(1,003)	2007	9/5/07	13 to 38 years
Alpharetta, GA	(a)	2,497	2,160	—	—	2,497	2,160	4,657	(653)	1994	6/15/04	15 to 30 years
Alpharetta, GA	(a)	4,079	1,948	—	—	4,079	1,948	6,027	(823)	1983	6/15/04	15 to 20 years
Ankeny, IA	(d)	3,913	3,671	—	—	3,913	3,671	7,584	(31)	2003	10/15/12	15 to 30 years
Ashland, KY	(a)	775	2,037	—	—	775	2,037	2,812	(443)	1990	7/6/07	12 to 27 years
Ashland, KY	(a)	629	754	—	—	629	754	1,383	(189)	1993	7/6/07	12 to 27 years
Atlanta, GA	(a)	4,863	815	—	—	4,863	815	5,678	(408)	1970	6/15/04	15 to 20 years
Atlanta, GA	(a)	5,026	3,590	(3,987)	(2,317)	1,039	1,273	2,312	(1,170)	1973	11/18/05	15 to 30 years
Aurora, IL	(a)	1,979	4,111	—	—	1,979	4,111	6,090	(863)	1989	9/5/07	13 to 28 years
Avon, OH	(a)	1,550	2,749	—	—	1,550	2,749	4,299	(512)	2007	8/31/07	13 to 38 years
Batavia, IL	(a)	1,857	3,441	—	—	1,857	3,441	5,298	(767)	2001	8/31/07	13 to 28 years
Beckley, WV	(a)	1,135	2,278	—	—	1,135	2,278	3,413	(415)	1990	2/29/08	14 to 29 years
Bensalem, PA	(a)	1,653	3,085	—	—	1,653	3,085	4,738	(713)	1987	1/3/07	15 to 30 years

		Initial Cost to Company		Cost Capitalized Subsequent to Acquisition including impairment		Gross Amount at December 31, 2012 (e)						Life in which depreciation in latest Income Statement is computed
Description	Encumbrances	Land and Improvements	Buildings, Improvements	Improvements/ Land	Improvements/ building	Land and Improvements	Buildings, Improvements	Total	Final Accum	Date of Construction	Date Acquired
Canton, MA	38,652	28,693	27,813	—	—	28,693	27,813	56,506	(5,398)	1962	2/1/06	15 to 30 years
Chillicothe, OH	(a)	499	2,296	—	—	499	2,296	2,795	(495)	1995	7/6/07	12 to 27 years
Davenport, IA	(a)	2,823	4,475	—	—	2,823	4,475	7,298	(886)	2007	8/31/07	13 to 38 years
Downers Grove, IL	(a)	1,772	2,227	—	—	1,772	2,227	3,999	(539)	1994	8/31/07	13 to 28 years
Eau Claire, WI	(a)	1,597	6,964	—	—	1,597	6,964	8,561	(1,591)	2004	4/8/05	15 to 30 years
El Paso, TX	(a)	1,536	3,852	—	—	1,536	3,852	5,388	(893)	1973	10/29/04	15 to 30 years
Fairless Hills, PA	(a)	3,655	5,271	—	—	3,655	5,271	8,926	(1,287)	1994	1/3/07	15 to 30 years
Great Falls, MT	(a)	1,486	3,856	—	—	1,486	3,856	5,342	(728)	2004	5/6/04	15 to 40 years
Gurnee, IL	(a)	767	1,632	—	—	767	1,632	2,399	(399)	1999	8/31/07	13 to 28 years
Hermantown, MN	(a)	1,881	7,761	—	—	1,881	7,761	9,642	(1,320)	2003	4/8/05	15 to 40 years
Hurricane, WV	(a)	727	3,005	—	—	727	3,005	3,732	(625)	1998	7/6/07	12 to 27 years
Joliet, IL	(a)	1,700	5,698	—	—	1,700	5,698	7,398	(945)	2004	8/31/07	13 to 38 years
Kenosha, WI	(a)	3,421	7,407	—	—	3,421	7,407	10,828	(1,398)	2004	9/30/04	15 to 40 years
Loveland, CO	(d)	2,329	4,750	—	—	2,329	4,750	7,079	(41)	2001	10/15/12	15 to 30 years
Loves Park, IL	(a)	1,551	6,447	—	—	1,551	6,447	7,998	(1,027)	2004	8/31/07	13 to 38 years
Marietta, GA	(a)	4,675	854	—	—	4,675	854	5,529	(424)	1996	6/15/04	15 to 30 years
Marietta, GA	(a)	2,610	865	—	—	2,610	865	3,475	(408)	1977	6/15/04	15 to 20 years
Merrillville, IN	(a)	1,324	3,975	—	—	1,324	3,975	5,299	(896)	1986	8/31/07	13 to 28 years
Mesa, AZ	(d)	2,040	5,696	—	—	2,040	5,696	7,736	(48)	2005	10/15/12	15 to 30 years
Midvale, UT	(d)	2,931	4,844	—	—	2,931	4,844	7,775	(42)	2002	10/15/12	15 to 30 years
Morrisville, PA	(a)	1,345	8,288	—	—	1,345	8,288	9,633	(1,586)	2004	1/3/07	15 to 40 years
Mundelein, IL	(a)	1,991	4,308	—	—	1,991	4,308	6,299	(940)	2002	8/31/07	13 to 28 years
New Hartford, NY	(a)	2,168	4,851	—	—	2,168	4,851	7,019	(1,160)	2004	10/8/04	15 to 40 years
Parkersburg, WV	(a)	1,800	3,183	—	—	1,800	3,183	4,983	(769)	1976	7/6/07	12 to 27 years
Peoria, IL	(a)	2,497	4,401	—	—	2,497	4,401	6,898	(842)	2004	8/31/07	13 to 38 years
Phoenix, AZ	(d)	2,098	5,338	—	—	2,098	5,338	7,436	(46)	2003	10/15/12	15 to 30 years
Portsmouth, OH	(a)	561	1,563	—	—	561	1,563	2,124	(354)	1988	7/6/07	12 to 27 years
Princeton, WV	(a)	990	764	—	—	990	764	1,754	(176)	1993	7/6/07	13 to 28 years
Roswell, NM	(a)	1,002	3,177	—	—	1,002	3,177	4,179	(488)	2004	7/29/04	15 to 50 years
Schaumburg, IL	(a)	2,067	2,632	—	—	2,067	2,632	4,699	(598)	2002	8/31/07	13 to 28 years
South Point, OH	(a)	848	2,948	—	—	848	2,948	3,796	(628)	1990	7/6/07	12 to 27 years
Thornton, CO	(d)	2,836	5,069	—	—	2,836	5,069	7,905	(48)	2003	10/15/12	15 to 30 years
Tinley Park, IL	(a)	1,108	2,091	—	—	1,108	2,091	3,199	(446)	1990	8/31/07	13 to 28 years
Waco, TX	(a)	320	406	—	—	320	406	726	(143)	1986	9/24/04	10 to 30 years
Distribution properties
Aiken, SC	(a)	108	265	—	—	108	265	373	(80)	1985	12/30/04	15 to 20 years
Bowling Green, KY	(a)	136	228	—	—	136	228	364	(58)	1993	12/30/04	15 to 30 years
Conroe, TX	(a)	492	723	—	—	492	723	1,215	(189)	1999	12/30/04	15 to 30 years
Conyers, GA	(a)	164	486	—	—	164	486	650	(113)	1992	12/30/04	15 to 30 years
DIberville, MS	(a)	250	339	—	—	250	339	589	(113)	1984	12/30/04	15 to 20 years
Florence, SC	(a)	221	174	—	—	221	174	395	(121)	1974	12/30/04	10 to 15 years

			Initial Cost to Company		Cost Capitalized Subsequent to Acquisition including impairment		Gross Amount at December 31, 2012 (e)						Life in which depreciation in latest Income Statement is computed
Description	Encumbrances		Land and Improvements	Buildings, Improvements	Improvements/ Land	Improvements/ building	Land and Improvements	Buildings, Improvements	Total	Final Accum	Date of Construction	Date Acquired
Fort Myers, FL	(a	)	1,021	583	—	—	1,021	583	1,604	(208)	1999	12/30/04	15 to 40 years
Fort Myers, FL	(a	)	641	1,069	—	—	641	1,069	1,710	(314)	1999	12/30/04	15 to 30 years
Greenville, SC	(a	)	344	210	—	—	344	210	554	(151)	1981	12/30/04	10 to 15 years
Greer, SC	(a	)	268	236	—	—	268	236	504	(91)	1993	12/30/04	15 to 30 years
Gulfport, MS	(a	)	384	453	—	—	384	453	837	(294)	1970	12/30/04	10 to 15 years
Hattiesburg, MS	(a	)	262	542	—	—	262	542	804	(201)	1986	12/30/04	10 to 20 years
Hickory, NC	(a	)	199	262	—	—	199	262	461	(109)	1989	12/30/04	15 to 20 years
Indianapolis, IN	(a	)	607	520	—	—	607	520	1,127	(198)	1990	12/30/04	15 to 20 years
Jackson, TN	(d	)	260	143	(101)	(49)	159	94	253	(79)	1971	12/30/04	15 to 20 years
Jacksonville, FL	(a	)	339	226	—	—	339	226	565	(107)	1987	12/30/04	15 to 20 years
Jacksonville, FL	(a	)	786	1,690	—	—	786	1,690	2,476	(651)	1960	12/30/04	10 to 20 years
Jacksonville, FL	(a	)	963	1,007	—	—	963	1,007	1,970	(538)	2001	12/30/04	10 to 20 years
Knoxville, TN	(a	)	259	111	—	—	259	111	370	(98)	1981	12/30/04	10 to 15 years
Lakeland, FL	(a	)	1,098	1,281	—	—	1,098	1,281	2,379	(504)	1984	12/30/04	15 to 20 years
Lawrenceville, GA	(a	)	500	237	—	—	500	237	737	(110)	1996	12/30/04	15 to 30 years
Mantua Township, NJ	(a	)	858	8,418	—	94	858	8,512	9,370	(1,516)	2000	11/17/06	6 to 50 years
Martinsburg, WV	(a	)	173	20	—	—	173	20	193	(26)	1972	12/30/04	10 to 15 years
Mattoon, IL	(a	)	233	263	—	—	233	263	496	(116)	1984	12/30/04	15 to 20 years
Pompano Beach, FL	(a	)	1,144	337	—	—	1,144	337	1,481	(131)	1990	12/30/04	15 to 30 years
Port Richey, FL	(a	)	741	660	—	—	741	660	1,401	(421)	1975	12/30/04	10 to 15 years
Riverside, CA	(a	)	1,203	6,254	—	—	1,203	6,254	7,457	(980)	2004	11/12/04	15 to 40 years
Riviera Beach, FL	(a	)	500	170	—	—	500	170	670	(81)	1987	12/30/04	15 to 20 years
Roanoke, VA	(a	)	333	124	—	—	333	124	457	(98)	1975	12/30/04	10 to 15 years
Sebring, FL	(a	)	318	291	—	—	318	291	609	(112)	1982	12/30/04	15 to 20 years
Spokane, WA	(a	)	518	193	—	—	518	193	711	(97)	1998	12/30/04	15 to 30 years
Stateville, NC	(a	)	614	355	—	—	614	355	969	(240)	1976	12/30/04	10 to 15 years
Tavares, FL	(a	)	1,075	5,098	—	—	1,075	5,098	6,173	(940)	2004	9/7/04	15 to 40 years
Tontitown, AR	(a	)	230	92	—	—	230	92	322	(47)	1987	12/30/04	15 to 20 years
West Columbia, SC	(a	)	324	108	—	—	324	108	432	(46)	1989	12/30/04	15 to 20 years
West Columbia, SC	(a	)	262	598	—	—	262	598	860	(203)	1984	12/30/04	10 to 20 years
Wilmington, NC	(a	)	370	122	—	—	370	122	492	(57)	1987	12/30/04	15 to 20 years
Convenience Stores/car washes
Ashland, NH	(b	)	398	157	—	—	398	157	555	(6)	1970	6/28/12	15 to 20 years
Auburn, ME	(b	)	371	444	—	—	371	444	815	(10)	1996	6/28/12	15 to 30 years
Auburn, ME	(b	)	287	222	—	—	287	222	509	(7)	1968	6/28/12	15 to 20 years
Augusta, ME	(b	)	318	322	—	—	318	322	640	(8)	1997	6/28/12	15 to 28 years
Bangor, ME	(b	)	327	141	—	—	327	141	468	(8)	1973	6/28/12	15 to 15 years
Bartlett, ME	(b	)	325	399	—	—	325	399	724	(9)	1998	6/28/12	15 to 32 years
Berlin, NH	(b	)	387	317	—	—	387	317	704	(11)	1991	6/28/12	15 to 22 years
Brewer, ME	(b	)	238	260	—	—	238	260	498	(8)	1967	6/28/12	15 to 25 years
Calais, ME	(b	)	187	213	—	—	187	213	400	(8)	1968	6/28/12	15 to 20 years

			Initial Cost to Company		Cost Capitalized Subsequent to Acquisition including impairment		Gross Amount at December 31, 2012 (e)						Life in which depreciation in latest Income Statement is computed
Description	Encumbrances		Land and Improvements	Buildings, Improvements	Improvements/ Land	Improvements/ building	Land and Improvements	Buildings, Improvements	Total	Final Accum	Date of Construction	Date Acquired
Cave Creek, AZ	(b	)	2,711	2,201	—	—	2,711	2,201	4,912	(533)	1998	7/2/07	15 to 40 years
Concord, NH	(b	)	260	330	—	—	260	330	590	(9)	1988	6/28/12	15 to 25 years
Freeport, ME	(b	)	503	343	—	—	503	343	846	(9)	1991	6/28/12	15 to 26 years
Gorham, NH	(b	)	723	358	—	—	723	358	1,081	(14)	1975	6/28/12	15 to 18 years
Harrington, ME	(b	)	331	459	—	—	331	459	790	(13)	1992	6/28/12	15 to 32 years
Lewiston, ME	(b	)	460	341	—	—	460	341	801	(11)	1994	6/28/12	15 to 28 years
Madison, ME	(b	)	130	410	—	—	130	410	540	(10)	1988	6/28/12	15 to 25 years
Manchester, ME	(b	)	279	284	—	—	279	284	563	(10)	1990	6/28/12	15 to 20 years
Newport, NH	(b	)	519	581	—	—	519	581	1,100	(15)	1998	6/28/12	15 to 30 years
Oakfield, ME	(b	)	273	229	—	—	273	229	502	(9)	1993	6/28/12	15 to 25 years
Paris, ME	(b	)	139	153	—	—	139	153	292	(6)	1954	6/28/12	15 to 17 years
Phoenix, AZ	(b	)	2,243	4,243	—	—	2,243	4,243	6,486	(933)	2001	7/2/07	15 to 40 years
Reno, NV	(a	)	1,096	6,892	—	—	1,096	6,892	7,988	(802)	2004	12/16/05	10 to 50 years
Rockland, ME	(b	)	211	303	—	—	211	303	514	(7)	1984	6/28/12	15 to 28 years
Sanford, ME	(b	)	807	579	—	—	807	579	1,386	(14)	1997	6/28/12	15 to 28 years
Scottsdale, AZ	(b	)	4,416	2,384	—	—	4,416	2,384	6,800	(630)	2000	7/2/07	15 to 40 years
Scottsdale, AZ	(b	)	2,765	2,196	—	—	2,765	2,196	4,961	(579)	1995	7/2/07	15 to 40 years
Scottsdale, AZ	(b	)	5,123	2,683	—	—	5,123	2,683	7,806	(899)	1991	7/2/07	15 to 40 years
Scottsdale, AZ	(b	)	3,437	2,373	—	—	3,437	2,373	5,810	(796)	1996	7/2/07	15 to 40 years
Sherman Mills, ME	(b	)	259	163	—	—	259	163	422	(7)	1974	6/28/12	15 to 20 years
South Portland, ME	(b	)	661	194	—	—	661	194	855	(10)	1970	6/28/12	15 to 15 years
Industrial properties
Annapolis Junction, MD	(a	)	2,245	1,105	(1,535)	(547)	710	558	1,268	(138)	1930	9/29/06	15 to 30 years
Bridgeview, IL	(a	)	1,093	3,731	—	—	1,093	3,731	4,824	(775)	1964	12/29/06	15 to 30 years
Byron, IL	(a	)	734	4,334	—	—	734	4,334	5,068	(1,292)	1965	12/29/06	10 to 20 years
Dublin, VA	(a	)	491	1,401	—	—	491	1,401	1,892	(483)	1985	12/11/06	15 to 20 years
Edon, OH	(c	)	642	2,649	—	—	642	2,649	3,291	(814)	1953	2/21/07	15 to 20 years
Elk Grove Village, IL	(b	)	3,001	5,264	(1,604)	(2,492)	1,397	2,772	4,169	(867)	1970	12/28/06	10 to 30 years
Exton, PA	(b	)	2,494	7,180	—	—	2,494	7,180	9,674	(1,234)	1999	12/28/06	14 to 40 years
Fremont, IN	(c	)	427	2,176	—	—	427	2,176	2,603	(474)	1960	2/21/07	15 to 30 years
Grand Chute, WI	(b	)	1,738	12,133	—	—	1,738	12,133	13,871	(2,490)	1966	12/28/06	14 to 30 years
Houston, TX	(a	)	2,341	4,323	—	—	2,341	4,323	6,664	(1,032)	1990	6/3/05	13 to 30 years
Lenexa, KS	(b	)	1,463	5,110	—	462	1,463	5,572	7,035	(1,041)	1985	12/28/06	12 to 30 years
Loudon, TN	(c	)	1,188	4,904	—	—	1,188	4,904	6,092	(1,049)	1992	3/31/08	15 to 30 years
Merced, CA	(c	)	3,456	9,007	—	—	3,456	9,007	12,463	(1,652)	1998	3/31/08	15 to 30 years
Minerva, OH	(c	)	649	3,920	(217)	(770)	432	3,150	3,582	(1,052)	1919	2/21/07	8 to 20 years
Monroe, MI	(a	)	1,567	12,435	—	—	1,567	12,435	14,002	(2,142)	2005	12/15/05	10 to 40 years
Monroe, MI	(a	)	1,611	11,145	—	—	1,611	11,145	12,756	(1,855)	2003	12/14/06	9 to 40 years
Nashville, TN	(b	)	459	3,261	—	—	459	3,261	3,720	(621)	1960	12/28/06	14 to 30 years
Pulaski, VA	(a	)	333	1,536	—	—	333	1,536	1,869	(500)	1967	12/11/06	15 to 20 years
Royal Oak, MI	(a	)	3,426	7,071	—	—	3,426	7,071	10,497	(1,482)	1952	3/10/06	15 to 30 years

		Initial Cost to Company		Cost Capitalized Subsequent to Acquisition including impairment		Gross Amount at December 31, 2012 (e)						Life in which depreciation in latest Income Statement is computed
Description	Encumbrances	Land and Improvements	Buildings, Improvements	Improvements/ Land	Improvements/ building	Land and Improvements	Buildings, Improvements	Total	Final Accum	Date of Construction	Date Acquired
Scottdale, PA	(b)	607	11,008	—	—	607	11,008	11,615	(3,046)	1959	12/28/06	14 to 20 years
Shelbyville, KY	(b)	442	3,028	—	—	442	3,028	3,470	(576)	1973	12/28/06	14 to 30 years
Sidney, OH	(a)	921	4,177	—	—	921	4,177	5,098	(1,313)	1987	12/22/05	13 to 20 years
Surgoinsville, TN	(a)	777	2,892	—	—	777	2,892	3,669	(744)	1997	3/30/07	13 to 28 years
Troy, MI	(a)	1,128	947	—	—	1,128	947	2,075	(202)	1952	3/10/06	15 to 30 years
Westfield, MA	(b)	3,258	8,090	—	—	3,258	8,090	11,348	(2,359)	1981	12/28/06	14 to 30 years
Worcester, MA	(b)	3,731	5,193	—	525	3,731	5,718	9,449	(2,069)	1971	12/28/06	13 to 20 years
Movie Theaters
Batavia, IL	(a)	4,705	7,561	—	—	4,705	7,561	12,266	(1,517)	1995	2/24/06	13 to 38 years
Bixby, OK	(a)	5,585	10,101	—	—	5,585	10,101	15,686	(2,520)	1998	11/30/04	15 to 30 years
Cedar Rapids, IA	(a)	2,521	5,461	—	—	2,521	5,461	7,982	(1,033)	1998	9/30/04	15 to 40 years
Colorado Springs, CO	(a)	1,892	1,732	—	—	1,892	1,732	3,624	(539)	1995	9/30/05	15 to 30 years
Columbia, SC	(a)	2,115	2,091	—	—	2,115	2,091	4,206	(496)	1996	9/30/05	15 to 30 years
Covina, CA	(c)	5,566	26,922	—	—	5,566	26,922	32,488	(3,937)	1997	6/23/04	14 to 40 years
Durham, NC	(a)	1,630	2,685	—	—	1,630	2,685	4,315	(768)	1994	9/30/05	14 to 30 years
Fort Wayne, IN	(a)	2,696	9,849	682	—	3,378	9,849	13,227	(1,815)	2005	6/30/04	15 to 40 years
Goodyear, AZ	(a)	3,881	4,392	—	—	3,881	4,392	8,273	(850)	1998	12/15/05	12 to 37 years
Greensboro, NC	(a)	2,359	2,431	—	—	2,359	2,431	4,790	(598)	1996	9/30/05	15 to 30 years
Johnston, IA	(c)	3,046	10,213	—	—	3,046	10,213	13,259	(2,176)	1998	6/23/04	15 to 30 years
Kansas City, MO	(a)	2,543	7,943	—	—	2,543	7,943	10,486	(1,249)	2003	7/29/04	15 to 50 years
Lee’s Summit, MO	(a)	3,517	9,735	—	—	3,517	9,735	13,252	(1,834)	1999	7/29/04	15 to 40 years
Longview, TX	(a)	1,432	2,946	—	—	1,432	2,946	4,378	(718)	1995	9/30/05	15 to 30 years
Martinsburg, WV	(a)	2,450	3,528	—	—	2,450	3,528	5,978	(933)	1998	9/30/05	13 to 30 years
Missoula, MT	(c)	2,333	3,406	—	—	2,333	3,406	5,739	(681)	1998	6/23/04	15 to 40 years
Noblesville, IN	(a)	1,760	—	2,338	10,172	4,098	10,172	14,270	(1,781)	2008	1/5/07	14 to 39 years
Overland Park, KS	(a)	4,935	12,281	—	—	4,935	12,281	17,216	(1,682)	2004	12/15/05	12 to 57 years
Phoenix, AZ	(a)	2,652	11,495	—	—	2,652	11,495	14,147	(1,680)	1997	5/17/04	13 to 40 years
Portage, IN	(a)	4,621	8,300	—	—	4,621	8,300	12,921	(1,824)	2007	12/2/05	13 to 38 years
Raleigh, NC	(a)	3,636	8,833	—	—	3,636	8,833	12,469	(1,972)	1988	6/23/04	12 to 27 years
Wilmington, NC	(a)	1,552	2,934	—	—	1,552	2,934	4,486	(689)	1997	9/30/05	15 to 30 years
Winston-Salem, NC	(a)	1,567	2,140	—	—	1,567	2,140	3,707	(616)	1993	10/28/05	13 to 30 years
Educational properties
Alpena, MI	(a)	236	2,051	—	—	236	2,051	2,287	(673)	1936	12/17/04	15 to 20 years
Columbus, OH	(a)	417	5,100	—	849	417	5,949	6,366	(1,281)	1980	11/15/04	15 to 30 years
Columbus, OH	(a)	1,069	3,363	330	1,340	1,399	4,703	6,102	(1,448)	2004	12/17/04	15 to 20 years
Cummington, MA	(a)	1,177	4,439	—	—	1,177	4,439	5,616	(1,078)	1900	12/7/05	15 to 30 years
Duluth, GA	(a)	2,289	4,274	—	—	2,289	4,274	6,563	(967)	2007	9/27/07	13 to 48 years
Grand Chute, WI	2,210	1,524	1,666	—	—	1,524	1,666	3,190	(409)	2005	7/18/05	15 to 50 years
Hendersonville, NC	(a)	692	2,469	—	—	692	2,469	3,161	(653)	1956	12/7/05	15 to 30 years
Leawood, KS	(a)	1,854	3,914	—	—	1,854	3,914	5,768	(960)	1999	9/29/05	15 to 30 years
Lone Tree, CO	(a)	2,020	3,748	—	—	2,020	3,748	5,768	(883)	1999	9/29/05	15 to 30 years

			Initial Cost to Company		Cost Capitalized Subsequent to Acquisition including impairment		Gross Amount at December 31, 2012 (e)						Life in which depreciation in latest Income Statement is computed
Description	Encumbrances		Land and Improvements	Buildings, Improvements	Improvements/ Land	Improvements/ building	Land and Improvements	Buildings, Improvements	Total	Final Accum	Date of Construction	Date Acquired
Manchester, VT	(a)		1,198	4,688	—	—	1,198	4,688	5,886	(974)	1935	12/7/05	15 to 40 years
Mesa, AZ	(a)		929	806	—	—	929	806	1,735	(277)	1980	2/10/05	15 to 30 years
Mount Laurel, NJ	(a)		1,404	5,655	—	—	1,404	5,655	7,059	(783)	2007	12/21/07	13 to 48 years
Phoenix, AZ	17,548		4,025	24,772	—	—	4,025	24,772	28,797	(3,606)	2002	5/16/05	15 to 40 years
Phoenix, AZ	6,932		2,381	9,051	—	—	2,381	9,051	11,432	(1,392)	2002	5/16/05	15 to 40 years
Phoenix, AZ	(a)		1,912	1,673	—	—	1,912	1,673	3,585	(415)	1978	2/10/05	15 to 30 years
Phoenix, AZ	(a)		1,840	3,582	—	—	1,840	3,582	5,422	(703)	1975	2/10/05	15 to 40 years
Prineville, OR	(a)		571	4,457	—	—	571	4,457	5,028	(1,081)	1940	12/22/05	15 to 30 years
Reedley, CA	(a)		1,637	2,885	—	—	1,637	2,885	4,522	(982)	1950	12/7/05	15 to 30 years
Romeoville, IL	(a)		1,684	5,676	—	—	1,684	5,676	7,360	(687)	2008	6/23/08	14 to 49 years
Tucson, AZ	(a)		983	3,782	(7)	—	976	3,782	4,758	(613)	1978	2/10/05	15 to 40 years
Warrenville, IL	(a)		2,542	3,813	—	—	2,542	3,813	6,355	(978)	1999	9/29/05	15 to 30 years
Westmont, IL	(a)		1,375	5,087	—	—	1,375	5,087	6,462	(824)	2003	12/28/05	15 to 40 years
Supermarkets
Amarillo, TX	1,957		1,574	1,389	—	—	1,574	1,389	2,963	(319)	1989	5/23/05	9 to 30 years
Amarillo, TX	5,439		3,559	4,575	—	—	3,559	4,575	8,134	(716)	1999	5/23/05	15 to 40 years
Amarillo, TX	1,908		1,828	1,292	—	—	1,828	1,292	3,120	(299)	1988	5/23/05	9 to 30 years
Amarillo, TX	1,950		1,573	1,586	—	—	1,573	1,586	3,159	(364)	1989	5/23/05	9 to 30 years
Burkburnett, TX	3,076		2,030	2,706	—	—	2,030	2,706	4,736	(449)	1997	5/23/05	12 to 40 years
Childress, TX	720		747	934	—	—	747	934	1,681	(206)	1997	5/23/05	7 to 40 years
Cleveland, TX	1,319		465	2,867	—	—	465	2,867	3,332	(902)	1991	12/1/05	15 to 20 years
Corrigan, TX	686		395	630	—	—	395	630	1,025	(230)	1971	12/1/05	15 to 20 years
Diboll, TX	897		775	872	—	—	775	872	1,647	(326)	1974	12/1/05	15 to 20 years
Levelland, TX	2,524		1,651	2,158	—	—	1,651	2,158	3,809	(358)	1997	5/23/05	12 to 40 years
Lubbock, TX	2,545		1,782	2,055	—	—	1,782	2,055	3,837	(341)	1997	5/23/05	12 to 40 years
Lufkin, TX	844		1,178	352	—	—	1,178	352	1,530	(172)	1977	12/1/05	15 to 20 years
Muleshoe, TX	(c	)	471	1,770	—	—	471	1,770	2,241	(82)	1999	8/29/11	15 to 40 years
Novasota, TX	1,214		781	1,499	—	—	781	1,499	2,280	(365)	1992	12/1/05	15 to 30 years
Perryton, TX	846		1,029	597	—	—	1,029	597	1,626	(162)	1997	5/23/05	7 to 40 years
Plainview, TX	4,263		620	5,415	—	—	620	5,415	6,035	(778)	2000	8/25/05	15 to 40 years
Snyder, TX	3,376		2,062	2,963	—	—	2,062	2,963	5,025	(465)	1999	5/23/05	14 to 40 years
Timpson, TX	317		253	312	—	—	253	312	565	(125)	1978	12/1/05	15 to 20 years
Vernon, TX	2,817		1,791	2,550	—	—	1,791	2,550	4,341	(424)	1997	5/23/05	12 to 40 years
Wichita Falls, TX	4,006		—	6,259	—	—	—	6,259	6,259	(1,792)	1997	5/23/05	13 to 20 years
Medical/other office properties
Bonita Springs, FL	(b)		317	1,619	—	—	317	1,619	1,936	(14)	2003	8/30/12	15 to 50 years
Bonita Springs, FL	(b)		738	4,022	—	—	738	4,022	4,760	(34)	2006	8/30/12	15 to 50 years
Bonita Springs, FL	(b)		376	940	—	—	376	940	1,316	(9)	2006	8/30/12	15 to 50 years
Cape Coral, FL	(b)		545	1,716	—	—	545	1,716	2,261	(18)	2011	8/30/12	15 to 50 years
Columbia, SC	(c)		2,095	16,191	—	5,006	2,095	21,197	23,292	(3,341)	1990	9/9/05	5 to 30 years
Dallas, TX	(a)		1,633	21,835	—	2,019	1,633	23,854	25,487	(2,909)	2005	8/29/05	15 to 50 years

		Initial Cost to Company		Cost Capitalized Subsequent to Acquisition including impairment		Gross Amount at December 31, 2012 (e)						Life in which depreciation in latest Income Statement is computed
Description	Encumbrances	Land and Improvements	Buildings, Improvements	Improvements/ Land	Improvements/ building	Land and Improvements	Buildings, Improvements	Total	Final Accum	Date of Construction	Date Acquired
Ft. Myers, FL	(b)	904	6,445	—	—	904	6,445	7,349	(52)	1989	8/30/12	15 to 50 years
Naples, FL	(b)	1,351	5,368	—	—	1,351	5,368	6,719	(43)	2002	8/30/12	15 to 50 years
Naples, FL	(b)	1,829	4,522	—	—	1,829	4,522	6,351	(44)	1978	8/30/12	15 to 40 years
Naples, FL	(b)	260	470	—	—	260	470	730	(5)	1982	8/30/12	15 to 40 years
Naples, FL	(b)	1,057	3,845	—	—	1,057	3,845	4,902	(14)	2012	10/31/12	15 to 50 years
Drugstores
Buffalo, NY	(a)	681	925	—	—	681	925	1,606	(150)	1993	12/15/04	20 to 40 years
Millen, GA	(a)	810	1,312	—	—	810	1,312	2,122	(218)	1999	12/15/04	20 to 40 years
Moundsville, WV	(a)	706	1,002	—	—	706	1,002	1,708	(164)	1993	12/15/04	20 to 40 years
Oneida, NY	(a)	1,315	1,411	—	—	1,315	1,411	2,726	(231)	1999	12/15/04	20 to 40 years
Philadelphia, PA	(a)	733	1,087	—	—	733	1,087	1,820	(175)	1993	12/15/04	20 to 40 years
Philadelphia, PA	(a)	1,613	1,880	—	—	1,613	1,880	3,493	(298)	1999	2/2/05	20 to 40 years
St. Clair Shores, MI	(a)	1,169	761	—	—	1,169	761	1,930	(166)	1991	5/2/05	15 to 30 years
Thomasville, GA	(a)	931	1,933	—	—	931	1,933	2,864	(296)	1999	12/15/04	20 to 40 years
Uhrichsville, OH	(a)	617	2,345	—	—	617	2,345	2,962	(355)	2000	12/15/04	20 to 40 years
Recreational properties
Austin, TX	7,340	4,425	8,142	—	—	4,425	8,142	12,567	(1,567)	2005	9/30/05	15 to 40 years
Fort Worth, TX	4,787	2,468	5,418	—	—	2,468	5,418	7,886	(990)	2003	9/30/05	15 to 40 years
Grapevine, TX	4,787	2,554	5,377	—	—	2,554	5,377	7,931	(992)	2000	9/30/05	15 to 40 years
Jacksonville, FL	(a)	431	802	—	—	431	802	1,233	(223)	1979	3/31/04	9 to 30 years
Lewisville, TX	4,148	2,130	4,630	—	—	2,130	4,630	6,760	(858)	1998	9/30/05	15 to 40 years
Plano, TX	5,744	3,225	6,302	—	—	3,225	6,302	9,527	(1,133)	2001	9/30/05	15 to 40 years
Shenandoah, TX	5,106	2,886	5,763	—	—	2,886	5,763	8,649	(1,045)	2004	9/30/05	15 to 40 years
Tannersville, PA	(a)	10,943	40,453	332	2,754	11,275	43,207	54,482	(21,159)	1960	6/14/05	15 to 20 years
Health clubs/gyms
Keizer, OR	(a)	1,208	4,089	—	—	1,208	4,089	5,297	(708)	1988	12/1/05	15 to 40 years
Salem, OR	(a)	941	2,620	1,018	5,042	1,959	7,662	9,621	(1,231)	1996	12/1/05	15 to 40 years
Salem, OR	(a)	1,509	5,635	—	—	1,509	5,635	7,144	(969)	2001	12/1/05	15 to 40 years
Salem, OR	(a)	1,214	4,911	—	—	1,214	4,911	6,125	(859)	1980	12/1/05	15 to 40 years
Salem, OR	(a)	1,589	3,834	—	—	1,589	3,834	5,423	(895)	1977	12/1/05	15 to 30 years
Interstate travel plazas
Catlettsburg, KY	(a)	9,344	3,989	—	—	9,344	3,989	13,333	(2,327)	2001	12/23/03	15 to 40 years
Saint Augustine, FL	(a)	9,556	2,543	—	—	9,556	2,543	12,099	(1,619)	2001	12/23/03	15 to 40 years
Spiceland, IN	(a)	9,649	3,063	—	—	9,649	3,063	12,712	(2,029)	2001	12/23/03	15 to 40 years
Call Centers
Worcester, MA	7,755	2,048	8,705	(717)	(3,155)	1,331	5,550	6,881	(1,542)	1968	12/22/05	7 to 40 years

	181,908	1,338,588	2,020,686	(10,151)	16,301	1,328,437	2,036,987	3,365,424	(490,938)

(a)	Represents properties collateralized with Master Trust Debt of $937,395
(b)	Represents properties collateralized with CMBS Debt of $831,215

(c)	Represents properties collaterialized with our Credit Facility
(d)	Represents unencumbered properties

(e) The aggregate cost of properties for federal income tax purposes is approximately $3.14 billion at December 31, 2012

Reconciliation

	2012	2011	2010
Land, buildings, and improvements:

Balance at the beginning of the year	$3,272,728	$3,299,442	$3,342,461
Additions:
Acquisitions	159,112	36,227	—
Held for sale reclassed as held for investment	—	—	2,736

Deductions:
Dispositions of land, buildings, and improvements	(49,201)	(34,453)	(5,139)
Held for sale	(6,433)	(10,034)	(3,161)
Impairment	(10,782)	(18,454)	(37,455)

Gross Real Estate Balance at close of the year	$3,365,424	$3,272,728	$3,299,442

Accumulated depreciation and amortization:

Balance at the beginning of the year	$(405,426)	$(319,946)	$(226,391)

Additions
Depreciation expense	(94,020)	(93,673)	(94,606)
Held for sale reclassed as held for investment	—	—	—

Deductions:
Dispositions of land, buildings, and improvements	7,414	6,712	697
Held for sale	1,094	1,481	354

Balance at close of the year	(490,938)	(405,426)	(319,946)

Net Real Estate Investment	$2,874,486	$2,867,302	$2,979,496

SPIRIT REALTY CAPITAL, INC.

SCHEDULE IV

MORTGAGE LOANS ON REAL ESTATE

AS OF DECEMBER 31, 2012

(Amounts in thousands)

	Stated Interest Rate	Final Maturity Date (1)	Periodic payment terms	Face Amount	Carrying Amount of Mortgages
Mortgage
Restaurant	9.35%	12/1/2026	Principal & Interest (2)	$3,000	$2,703
Automotive parts and service < 3%	9.23%	03/01/2021	Principal & Interest (3)	20,000	17,100
Restaurants < 3%	9.0%-9.85%	Jul-2016 to Jul-2028	Principal & Interest (4)	28,914	25,113

				$51,914	$44,916

(1)	Reflects current maturity of the investment and does not consider any options to extend beyond the current maturity
(2)	Balloon payment of $2.6 million at maturity
(3)	Balloon payment of $6.8 million at maturity
(4)	Balloon payment of $12.2 million at maturity

	2012	2011	2010
Reconciliation of Mortgage Loans on Real Estate
Balance January 1,	$54,644	$56,382	$57,785
Additions during period
New mortgage loans	—	—	—
Other capitalized loan origination costs	—	—	—
Deductions during period
Collections of principal	(9,529)	(1,549)	(1,207)
Sales	—	—	—
Amortization of premium	(176)	(184)	(191)
Amortization of capitalized loan origination costs	(23)	(5)	(5)

Mortage loans receivable December 31,	44,916	54,644	56,382
Mortgage loan loss provision	(4,840)	(4,120)	(1,020)

	40,076	50,524	55,362
Equipment and other loans receivable	12,043	16,110	20,821
Provision for other loan loss	(257)	(1,157)	(2,557)

	11,786	14,953	18,264

Total loans receivable	$51,862	$65,477	$73,626